UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

(303) 623-2577

(Registrant’s telephone number, including area code)

Nicholas Adams, Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 – September 30, 2023

Item 1. Reports to Stockholders.

(a)

Beacon Funds

•	Beacon Accelerated Return Strategy Fund
•	Beacon Planned Return Strategy Fund

Annual Report

September 30, 2023

Shareholder Letter	2
Portfolio Update
Beacon Accelerated Return Strategy Fund	5
Beacon Planned Return Strategy Fund	7
Disclosure of Fund Expenses	9
Portfolios of Investments
Beacon Accelerated Return Strategy Fund	11
Beacon Planned Return Strategy Fund	14
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
Beacon Accelerated Return Strategy Fund	20
Beacon Planned Return Strategy Fund	21
Financial Highlights	22
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	42
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	43
Additional Information	45
Liquidity Risk Management Program	46
Privacy Policy	47
Trustees and Officers	50

Beacon Funds Trust	Shareholder Letter
September 30, 2023 (Unaudited)

The stock market rally that began in September of 2022 has begun to cool, with S&P 500 losing 3.2% during the third quarter of 2023. There were several catalysts for the pullback, in addition to traditional profit taking actions on the heels of the roughly year-long rally. First and foremost is the Federal Reserve’s continued hawkish monetary policy. Short-term interest rates, measured by the Federal Funds rate, now stands at a generational high of 5.5% as of 9/30/2023, and another increase of 0.25% by year end is within the realm of possibility. Although inflation has come down markedly from a year ago, the latest reading of the Consumer Price Index (CPI) at 3.7% annualized is well above the Fed’s oft stated 2% target. Hence, the Fed has not hinted at the near-term possibility of rate cuts and has continued draining liquidity from the global financial system through its quantitative tightening (QT) program. The yield on the benchmark 10 Year U.S. Treasury Note was recently within striking distance of 5.0%. Higher interest rates permeate through the entire economy, with one noticeable example of mortgage rates on new home sales averaging roughly 8%, also a generational high.

Higher gasoline prices have also resulted in both consumer and investor angst with prices at the pump averaging approximately $4.00 per gallon nationally and $6.00 in California. Although the strike with Hollywood writers has ended, as of the date of this report, the United Auto Workers strike is ongoing with no quick end in sight. If supply chains are further disrupted, auto prices may increase yet again. The resumption of student loan payments, which have been halted for many borrowers since the onset of the COVID pandemic, has some investors concerned about moving from what had been a relatively strong economy into one on the precipice of recession.

The Fed’s impact on interest rates and the gradual realization by investors that rates will remain “higher for longer” resulted in the most widely followed bond index, the Bloomberg Barclays US Aggregate Bond Index, also falling 3.2% in Q3. This loss has wiped out prior year to date gains and has “The Agg” on the precipice of delivering annual losses to its investors for three consecutive years. Bond investors who hugged the short end of the yield curve likely remain in positive territory due to the Fed rate hikes, which most directly affect money market securities. Although the performance of the “Magnificent 7” technology stocks has noticeably cooled since August, Growth stocks remain in solidly in the green on a year-to-date basis, while Value and Small Cap stocks are struggling to remain above the 0% return levels.

Planned Return Strategy Fund — Performance and Benchmark Comparison

The Planned Return Strategy Fund (PRS) outperformed its benchmark, CBOE S&P 500 BuyWrite Index, on both a nominal and risk adjusted return basis over the past year.

PRS Fund Components of Performance

The returns sought to be generated by PRS Fund are derived from three distinct return elements, i.e., returns from Directional/Enhanced market movements, returns from Income (or option premium) and returns from the Hedge that creates constant “downside protection”. Each return driver plays a crucial and sometimes complementary role in the overall performance of the strategy, as further described in greater detail below.

2	www.beacontrust.com

Beacon Funds Trust	Shareholder Letter
September 30, 2023 (Unaudited)

Directional/Enhanced

The Directional/Enhanced return component reflects the fact that the performance of the S&P 500 is usually the main return driver of PRS Fund returns. Market exposure in the PRS Fund is generated by owning a deep-in-the-money call option. The return enhancement is created through the ownership of a long at-the-money call option. The Directional/Enhanced component added to returns over the past 12 months due to the sharp increase in the S&P 500.

Income

The Income (or option premium) component represents cash flows received from selling out-of-the-money call and put options. This income serves two purposes by seeking to enhance returns during periods of modest market movements and providing additional protection during declining markets. The income component detracted from value over the past year since the out of the money call option sales lost more than the gains from selling put options.

Hedge

The Hedge component is always present and provides the PRS Fund with its “downside protection” whenever it may be needed. This permanent “downside protection” is achieved by purchasing an at-the-money put option that rises in value as the market falls. The hedge component significantly detracted from value during the prior year due to the rise in the S&P 500.

Accelerated Return Strategy Fund — Performance and Benchmark Comparison

The Accelerated Return Strategy Fund (ARS) outperformed its benchmark, the CBOE S&P 500 BuyWrite Index, over the quarter, and the trailing year.

ARS Fund Components of Performance

The returns sought to be generated by ARS Fund are derived from two distinct return elements, i.e. returns from Directional/Enhanced market movements and returns from Income (or option premium). Each return driver plays a crucial, and sometimes complementary role in the overall performance of the Fund’s strategy.

Directional/Enhanced

The Directional/Enhanced return component reflects the fact that the performance of the S&P 500 is the main return driver of ARS Fund. Market exposure in the ARS Fund is generated by owning a deep in the money call option. The return enhancement is created through the ownership of a long at-the-money call option. The directional component added to value over the past year due to the sharp rise in the S&P 500.

Income

The Income (or option premium) component represents cash flows received from selling out-of-the-money call options. This Income component serves two purposes by seeking to enhance returns during periods of modest market movements and providing additional protection during declining markets. The income component detracted from value over the past year since the income received from the option premiums was less than the loss from the exercised call options due to the outsized rise in the S&P 500.

Annual Report | September 30, 2023	3

Beacon Funds Trust	Shareholder Letter
September 30, 2023 (Unaudited)

Market Outlook, Risks, and Conclusion

At fiscal year end, we expect continued volatility in asset prices as the economic data begins to weaken in Q4 after a surprisingly strong summer “revenge spending” period. Investors will have greater clarity on consumer spending habits once companies begin to report Q3 earnings over the next month or two. Excess savings from the pandemic have largely been dissipated, except for the affluent. Despite elevated mortgage rates, real estate prices remain near all-time highs due to a lack of inventory for sale. Hence, home equity loans may provide one lever for some consumer to continue spending. We expect the Fed to pause its rate hike campaign but do not see any material interest rate cuts until at least the middle of 2024, absent a “black swan” type market shock.

On the positive side, the recent slide in stocks has made valuations more attractive. The S&P 500 is now trading at roughly 17x forward earnings as of 9/30/2023, and the median stock is trading closer to 15x forward earnings. During the fiscal year, we continue to favor companies that we believe have pricing power in an inflationary environment as well as those companies that may perform relatively well in a slow growth/contractionary economic environment. Once market participants fully digest the structural change in interest rates away from the prior 0% rate policy, we believe they will realize that valuations are near historical averages and therefore may result in a decent entry point for long-term investors, especially on a dollar cost averaging basis. Stock markets tend to look 3-6 months ahead. Hence, even if the economy begins to weaken, investors may see light at the end of the tunnel resulting in a quick rebound from a subsequent correction or down market. In other words, if the economy does experience a material downturn or fall into a recession in the months ahead, a recovery in financial assets may occur before the economic rebound is evident to most investors.

Geopolitical risks always exist, with fallout from the ongoing Russia-Ukraine War being the most prominent. Tensions between China and the United States remain a longer-term structural issue despite olive branches being extended from both parties. China continues to grapple with the aftermath of a collapsing real estate market and the loss of some manufacturing jobs as global producers seek to diversify their supply chains outside the country. The large federal budget deficit is a problem that must eventually be faced, in the form of economic growth, higher taxes, and/or less spending. The perennial federal debt ceiling and government shutdown threats are symptoms of a fundamental problem of spending in excess of tax receipts that may only be resolved through bipartisan agreement.

Beacon Funds Portfolio Management Team

4	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2023)

	1 Year	3 Year	Since Inception*
Beacon Accelerated Return Strategy Fund – Institutional Class	24.67%	6.22%	7.93%
CBOE S&P 500 BuyWrite Index	14.62%	7.22%	3.94%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

Annual Report | September 30, 2023	5

Beacon Accelerated Return Strategy Fund	Portfolio Update
September 30, 2023 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 27, 2023 Prospectus), are 1.24% and 1.24%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	8/14/24	$0.01	9.00%
S&P 500® Mini Index	4/12/24	$0.01	8.79%
S&P 500® Mini Index	5/14/24	$0.01	8.78%
S&P 500® Mini Index	12/14/23	$0.01	8.57%
S&P 500® Mini Index	1/12/24	$0.01	8.57%
S&P 500® Mini Index	3/14/24	$0.01	8.55%
S&P 500® Mini Index	6/14/24	$0.01	8.53%
S&P 500® Mini Index	7/12/24	$0.01	8.52%
S&P 500® Mini Index	2/14/24	$0.01	8.07%
S&P 500® Mini Index	11/14/23	$0.01	7.85%
Top Ten Holdings			85.23%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	102.16%
Written Option Contracts	-4.83%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	2.67%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.
6	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment

(at Inception* through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2023)

	1 Year	3 Year	Since Inception*
Beacon Planned Return Strategy Fund – Institutional Class	20.64%	6.43%	6.66%
CBOE S&P 500 BuyWrite Index	14.62%	7.22%	3.94%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

Annual Report | September 30, 2023	7

Beacon Planned Return Strategy Fund	Portfolio Update
September 30, 2023 (Unaudited)

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares as reported in the (January 27, 2023 Prospectus), 1.19% and 1.19%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Top Ten Holdings

Option Contract	Expiration Date	Strike Price	% of Net Assets*
S&P 500® Mini Index	11/14/23	$52.05	6.84%
S&P 500® Mini Index	10/13/23	$47.25	6.83%
S&P 500® Mini Index	9/13/24	$58.45	6.49%
S&P 500® Mini Index	8/14/24	$58.05	6.14%
S&P 500® Mini Index	5/14/24	$53.60	5.90%
S&P 500® Mini Index	3/14/24	$50.35	5.74%
S&P 500® Mini Index	7/12/24	$58.82	5.60%
S&P 500® Mini Index	4/12/24	$53.98	5.57%
S&P 500® Mini Index	6/14/24	$57.46	5.52%
S&P 500® Mini Index	1/12/24	$52.00	5.13%
Top Ten Holdings			59.76%

Asset Allocation	% of Net Assets*
Purchased Option Contracts	109.75%
Written Option Contracts	-10.94%
Cash, Cash Equivalents, & Other Assets in Excess of Liabilities	1.19%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.
8	www.beacontrust.com

Beacon Funds Trust	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Example. As a shareholder of the Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2023 - September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2023	9

Beacon Funds Trust	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period April 1, 2023 - September 30, 2023(b)
Beacon Accelerated Return Strategy Fund
Institutional Class
Actual	$1,000.00	$1,074.20	1.27%	$ 6.60
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.27%	$ 6.43

Beacon Planned Return Strategy Fund
Institutional Class
Actual	$1,000.00	$1,057.30	1.21%	$ 6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.21%	$ 6.12

(a)	Each Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
10	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
September 30, 2023

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (102.16%)
Call Option Contracts (102.16%)
S&P 500® Mini Index:
Goldman Sachs	10/13/2023	$0.01	110	$4,716,855	$4,715,917
Goldman Sachs	10/13/2023	367.37	110	4,716,855	684,745
Goldman Sachs	11/14/2023	0.01	160	6,860,880	6,851,463
Goldman Sachs	11/14/2023	396.89	160	6,860,880	575,335
Goldman Sachs	12/14/2023	0.01	175	7,504,087	7,485,460
Goldman Sachs	12/14/2023	389.30	150	6,432,075	684,376
Goldman Sachs	12/14/2023	399.60	25	1,072,013	91,406
Goldman Sachs	01/12/2024	0.01	175	7,504,088	7,484,345
Goldman Sachs	01/12/2024	399.60	175	7,504,088	692,185
Goldman Sachs	02/14/2024	0.01	165	7,075,283	7,049,144
Goldman Sachs	02/14/2024	412.59	165	7,075,283	532,304
Goldman Sachs	03/14/2024	0.01	175	7,504,088	7,466,511
Goldman Sachs	03/14/2024	386.66	175	7,504,088	973,542
Goldman Sachs	04/12/2024	0.01	180	7,718,489	7,674,867
Goldman Sachs	04/12/2024	413.31	180	7,718,489	665,455
Goldman Sachs	05/14/2024	0.01	180	7,718,489	7,666,128
Goldman Sachs	05/14/2024	412.58	180	7,718,489	724,145
Goldman Sachs	06/14/2024	0.01	175	7,504,088	7,445,574
Goldman Sachs	06/14/2024	440.43	175	7,504,088	425,100
Goldman Sachs	07/12/2024	0.01	175	7,504,088	7,440,800
Goldman Sachs	07/12/2024	451.24	175	7,504,088	359,219
Goldman Sachs	08/14/2024	0.01	185	7,932,892	7,858,984
Goldman Sachs	08/14/2024	444.94	185	7,932,892	493,050
Goldman Sachs	09/13/2024	0.01	70	3,001,635	2,970,342
Goldman Sachs	09/13/2024	448.04	70	3,001,635	189,960
				165,089,925	89,200,357
TOTAL PURCHASED OPTION CONTRACTS
(Cost $86,065,833)				$165,089,925	$89,200,357

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.97%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	4.969%	1,855,757	$1,855,757
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	5.259%	735,189	735,189
			2,590,946
TOTAL SHORT TERM INVESTMENTS
(Cost $2,590,946)			2,590,946

See Notes to Financial Statements.

Annual Report | September 30, 2023	11

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
September 30, 2023

TOTAL INVESTMENTS (105.13%)
(Cost $88,656,779)	$91,791,303

LIABILITIES IN EXCESS OF OTHER ASSETS (-5.13%)	(4,479,146)

NET ASSETS (100.00%)	$87,312,157

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.

12	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments
September 30, 2023

WRITTEN OPTION CONTRACTS (4.83%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (4.83%)
S&P 500® Mini Index
Goldman Sachs	10/13/23	$418.99	(220)	$410,729	$(9,433,710)	$(278,090)
Goldman Sachs	11/14/23	446.54	(320)	654,068	(13,721,760)	(88,390)
Goldman Sachs	12/14/23	436.21	(300)	544,639	(12,864,150)	(293,893)
Goldman Sachs	12/14/23	438.56	(50)	79,198	(2,144,025)	(42,923)
Goldman Sachs	01/12/24	439.96	(350)	568,737	(15,008,175)	(375,470)
Goldman Sachs	02/14/24	452.03	(330)	538,214	(14,150,565)	(267,884)
Goldman Sachs	03/14/24	427.26	(350)	586,233	(15,008,175)	(852,673)
Goldman Sachs	04/12/24	451.54	(360)	591,462	(15,436,980)	(472,351)
Goldman Sachs	05/14/24	450.29	(360)	563,382	(15,436,980)	(588,724)
Goldman Sachs	06/14/24	478.09	(350)	549,483	(15,008,175)	(255,393)
Goldman Sachs	07/12/24	486.98	(350)	528,833	(15,008,175)	(222,061)
Goldman Sachs	08/14/24	483.65	(370)	601,601	(15,865,785)	(335,521)
Goldman Sachs	09/13/24	485.90	(140)	216,713	(6,003,270)	(140,595)

TOTAL WRITTEN OPTION CONTRACTS				$6,433,292	$(165,089,925)	$(4,213,968)

See Notes to Financial Statements.

Annual Report | September 30, 2023	13

Beacon Planned Return Strategy Fund	Portfolio of Investments
September 30, 2023

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (109.75%)
Call Option Contracts (106.41%)
S&P 500® Mini Index:
Goldman Sachs	10/13/2023	$47.25	630	$27,014,714	$24,039,362
Goldman Sachs	10/13/2023	52.05	170	7,289,685	6,405,380
Goldman Sachs	10/13/2023	368.10	630	27,014,714	3,875,967
Goldman Sachs	10/13/2023	397.10	170	7,289,685	557,311
Goldman Sachs	11/14/2023	50.90	135	5,788,868	5,098,556
Goldman Sachs	11/14/2023	52.05	640	27,443,519	24,097,831
Goldman Sachs	11/14/2023	389.18	135	5,788,868	581,421
Goldman Sachs	11/14/2023	397.10	640	27,443,519	2,289,160
Goldman Sachs	12/14/2023	50.90	475	20,368,238	17,927,487
Goldman Sachs	12/14/2023	52.00	300	12,864,150	11,289,993
Goldman Sachs	12/14/2023	389.18	475	20,368,238	2,172,316
Goldman Sachs	12/14/2023	399.47	300	12,864,150	1,100,223
Goldman Sachs	01/12/2024	52.00	480	20,582,640	18,071,645
Goldman Sachs	01/12/2024	53.87	300	12,864,150	11,239,548
Goldman Sachs	01/14/2024	399.47	480	20,582,640	1,903,804
Goldman Sachs	01/12/2024	413.71	300	12,864,150	844,425
Goldman Sachs	02/14/2024	50.35	315	13,507,358	11,904,056
Goldman Sachs	02/14/2024	53.87	470	20,153,835	17,599,538
Goldman Sachs	02/14/2024	384.86	315	13,507,358	1,733,776
Goldman Sachs	02/14/2024	413.71	470	20,153,835	1,476,266
Goldman Sachs	03/14/2024	50.35	535	22,941,068	20,199,340
Goldman Sachs	03/14/2024	53.98	260	11,148,930	9,724,446
Goldman Sachs	03/14/2024	384.86	535	22,941,067	3,058,272
Goldman Sachs	03/14/2024	412.61	260	11,148,930	904,651
Goldman Sachs	04/12/2024	53.60	250	10,720,125	9,358,450
Goldman Sachs	04/12/2024	53.98	525	22,512,263	19,633,370
Goldman Sachs	04/12/2024	412.61	525	22,512,263	1,967,937
Goldman Sachs	04/12/2024	412.70	250	10,720,125	935,456
Goldman Sachs	05/14/2024	53.60	555	23,798,677	20,762,552
Goldman Sachs	05/14/2024	57.46	220	9,433,710	8,148,124
Goldman Sachs	05/14/2024	412.70	555	23,798,677	2,227,905
Goldman Sachs	05/14/2024	440.41	220	9,433,710	478,801
Goldman Sachs	06/14/2024	57.46	525	22,512,263	19,434,792
Goldman Sachs	06/14/2024	58.82	225	9,648,113	8,299,755
Goldman Sachs	06/14/2024	440.41	525	22,512,263	1,275,917
Goldman Sachs	06/14/2024	451.93	225	9,648,113	403,362
Goldman Sachs	07/12/2024	58.05	215	9,219,308	7,945,797
Goldman Sachs	07/12/2024	58.82	535	22,941,068	19,732,624
Goldman Sachs	07/12/2024	445.60	215	9,219,308	508,066
Goldman Sachs	07/12/2024	451.93	535	22,941,068	1,078,665
Goldman Sachs	08/14/2024	58.05	585	25,085,092	21,613,175
Goldman Sachs	08/14/2024	58.45	170	7,289,685	6,274,266
Goldman Sachs	08/14/2024	445.60	585	25,085,092	1,536,961

See Notes to Financial Statements.

14	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments
September 30, 2023

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (109.75%) (continued)
Call Option Contracts (106.41%)
(continued)
Goldman Sachs	08/14/2024	$446.13	170	$7,289,685	$441,497
Goldman Sachs	09/13/2024	58.45	620	26,585,909	22,867,677
Goldman Sachs	09/13/2024	446.13	620	26,585,909	1,749,624
				783,426,735	374,769,547
Put Option Contracts (3.34%)
S&P 500® Mini Index:
Goldman Sachs	10/13/2023	368.10	630	27,014,714	8,474
Goldman Sachs	10/13/2023	397.10	170	7,289,685	5,685
Goldman Sachs	11/14/2023	389.18	135	5,788,868	18,740
Goldman Sachs	11/14/2023	397.10	640	27,443,519	125,088
Goldman Sachs	12/14/2023	389.18	475	20,368,238	133,095
Goldman Sachs	12/14/2023	399.47	300	12,864,150	117,535
Goldman Sachs	01/12/2024	399.47	480	20,582,640	252,231
Goldman Sachs	01/12/2024	413.71	300	12,864,150	232,771
Goldman Sachs	02/14/2024	384.86	315	13,507,358	152,083
Goldman Sachs	02/14/2024	413.71	470	20,153,835	444,602
Goldman Sachs	03/14/2024	384.86	535	22,941,068	314,394
Goldman Sachs	03/14/2024	412.61	260	11,148,930	274,905
Goldman Sachs	04/12/2024	412.61	525	22,512,263	619,297
Goldman Sachs	04/12/2024	412.70	250	10,720,125	295,432
Goldman Sachs	05/14/2024	412.70	555	23,798,677	728,211
Goldman Sachs	05/14/2024	440.41	220	9,433,710	473,540
Goldman Sachs	06/14/2024	440.41	525	22,512,263	1,184,805
Goldman Sachs	06/14/2024	451.93	225	9,648,113	613,701
Goldman Sachs	07/12/2024	445.60	215	9,219,308	546,691
Goldman Sachs	07/12/2024	451.93	535	22,941,068	1,499,295
Goldman Sachs	08/14/2024	445.60	585	25,085,092	1,546,234
Goldman Sachs	08/14/2024	446.13	170	7,289,685	452,785
Goldman Sachs	09/13/2024	446.13	620	26,585,909	1,709,384
				391,713,368	11,748,978
TOTAL PURCHASED OPTION CONTRACTS
(Cost $383,769,518)				$1,175,140,103	$386,518,525

See Notes to Financial Statements.

Annual Report | September 30, 2023	15

Beacon Planned Return Strategy Fund	Portfolio of Investments
September 30, 2023

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.42%)
Money Market Funds
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(a)	4.969%	4,787,803	$4,787,803
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	5.259%	220,029	220,029
			5,007,832
TOTAL SHORT TERM INVESTMENTS
(Cost $5,007,832)			5,007,832

TOTAL INVESTMENTS (111.17%)
(Cost $388,777,350)			$391,526,357

LIABILITIES IN EXCESS OF OTHER ASSETS (-11.17%)			(39,342,411)

NET ASSETS (100.00%)			$352,183,946

(a)	All or a portion is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (10.94%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (1.58%)
S&P 500® Mini Index
Goldman Sachs	10/13/23	$331.29	(630)	$1,202,638	$(27,014,714)	$(4,036)
Goldman Sachs	10/13/23	357.39	(170)	299,194	(7,289,685)	(1,818)
Goldman Sachs	11/14/23	350.26	(135)	228,617	(5,788,868)	(5,433)
Goldman Sachs	11/14/23	357.39	(640)	1,192,296	(27,443,519)	(30,580)
Goldman Sachs	12/14/23	350.26	(475)	845,719	(20,368,238)	(43,989)
Goldman Sachs	12/14/23	359.52	(300)	401,689	(12,864,150)	(35,050)
Goldman Sachs	01/12/24	359.52	(480)	686,382	(20,582,640)	(88,636)
Goldman Sachs	01/12/24	372.34	(300)	378,285	(12,864,150)	(76,177)
Goldman Sachs	02/14/24	346.37	(315)	483,825	(13,507,358)	(66,399)
Goldman Sachs	02/14/24	372.34	(470)	627,427	(20,153,835)	(171,126)
Goldman Sachs	03/14/24	371.35	(260)	337,467	(11,148,930)	(116,013)
Goldman Sachs	03/12/24	346.37	(535)	860,254	(22,941,068)	(147,698)
Goldman Sachs	04/12/24	371.35	(525)	718,699	(22,512,263)	(278,808)
Goldman Sachs	04/12/24	371.43	(250)	330,738	(10,720,125)	(132,965)
Goldman Sachs	05/14/24	371.43	(555)	774,753	(23,798,677)	(347,340)
Goldman Sachs	05/14/24	396.37	(220)	230,549	(9,433,710)	(215,191)
Goldman Sachs	06/14/24	396.37	(525)	587,449	(22,512,263)	(566,714)
Goldman Sachs	06/14/24	406.74	(225)	218,689	(9,648,113)	(289,404)

See Notes to Financial Statements.

16	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments
September 30, 2023

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Goldman Sachs	07/12/24	$401.04	(215)	$238,209	$(9,219,308)	$(271,043)
Goldman Sachs	07/12/24	406.74	(535)	551,559	(22,941,068)	(738,687)
Goldman Sachs	08/14/24	401.52	(170)	161,151	(7,289,685)	(234,279)
Goldman Sachs	08/14/24	401.04	(585)	696,706	(25,085,092)	(800,254)
Goldman Sachs	09/13/24	401.52	(620)	639,189	(26,585,909)	(915,323)
				12,691,484	(391,713,368)	(5,576,963)
Call Option Contracts - (9.36%)
S&P 500® Mini Index
Goldman Sachs	10/13/23	401.41	(1,260)	3,241,918	(54,029,430)	(3,601,393)
Goldman Sachs	10/13/23	426.96	(340)	864,607	(14,579,370)	(232,456)
Goldman Sachs	11/14/23	417.59	(270)	661,625	(11,577,735)	(499,082)
Goldman Sachs	11/14/23	429.34	(1,280)	3,372,750	(54,887,040)	(1,331,857)
Goldman Sachs	12/14/23	420.31	(950)	2,397,289	(40,736,475)	(1,900,024)
Goldman Sachs	12/14/23	423.64	(600)	1,350,577	(25,728,300)	(1,058,668)
Goldman Sachs	01/12/24	425.64	(960)	2,222,363	(41,165,280)	(1,866,021)
Goldman Sachs	01/12/24	437.37	(600)	1,328,371	(25,728,300)	(727,094)
Goldman Sachs	02/14/24	409.88	(630)	1,459,679	(27,014,715)	(2,163,335)
Goldman Sachs	02/14/24	439.44	(940)	2,180,754	(40,307,670)	(1,335,323)
Goldman Sachs	03/14/24	411.03	(1,070)	2,608,608	(45,882,135)	(3,850,463)
Goldman Sachs	03/14/24	436.05	(520)	1,117,454	(22,297,860)	(976,849)
Goldman Sachs	04/12/24	435.89	(500)	1,059,475	(21,440,250)	(1,081,862)
Goldman Sachs	04/12/24	437.86	(1,050)	2,346,699	(45,024,525)	(2,148,121)
Goldman Sachs	05/14/24	437.75	(1,110)	2,458,596	(47,597,355)	(2,590,267)
Goldman Sachs	05/14/24	463.53	(440)	918,698	(18,867,420)	(455,456)
Goldman Sachs	06/14/24	465.43	(1,050)	2,319,399	(45,024,525)	(1,229,651)
Goldman Sachs	06/14/24	474.26	(450)	863,078	(19,296,225)	(381,832)
Goldman Sachs	07/12/24	469.26	(430)	931,358	(18,438,615)	(520,102)
Goldman Sachs	07/12/24	475.93	(1,070)	2,132,458	(45,882,135)	(1,029,586)
Goldman Sachs	08/14/24	469.15	(340)	714,663	(14,579,370)	(489,969)
Goldman Sachs	08/14/24	471.49	(1,170)	2,658,181	(50,170,185)	(1,571,705)
Goldman Sachs	09/13/24	471.38	(1,240)	2,734,138	(53,171,820)	(1,916,559)
				41,942,738	(783,426,735)	(32,957,675)

TOTAL WRITTEN OPTION CONTRACTS				$54,634,222	$(1,175,140,103)	$(38,534,638)

See Notes to Financial Statements.

Annual Report | September 30, 2023	17

Beacon Funds Trust	Statements of Assets and Liabilities
September 30, 2023

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
ASSETS:
Investments, at value (Cost $88,656,779 and $388,777,350)	$91,791,303	$391,526,357
Receivable for shares sold	50,000	–
Dividends and interest receivable	13,748	38,364
Other assets	4,694	6,801
Total Assets	91,859,745	391,571,522

LIABILITIES:
Written options, at value (premiums received $6,433,292 and $54,634,222)	4,213,968	38,534,638
Payable for administration and transfer agent fees	46,437	111,545
Payable for shares redeemed	98,270	66,592
Payable to adviser	155,726	594,727
Payable for distribution and service fees	4,736	32,036
Payable for printing fees	799	2,161
Payable for professional fees	21,891	26,727
Payable for trustees’ fees and expenses	1,980	8,869
Payable to Chief Compliance Officer fees	538	2,175
Accrued expenses and other liabilities	3,243	8,106
Total Liabilities	4,547,588	39,387,576
NET ASSETS	$87,312,157	$352,183,946

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$88,187,743	$334,654,766
Total distributable earnings	(875,586)	17,529,180
NET ASSETS	$87,312,157	$352,183,946

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$9.55	$10.52
Net Assets	$87,312,157	$352,183,946
Shares of beneficial interest outstanding	9,144,116	33,470,325

See Notes to Financial Statements.

18	www.beacontrust.com

Beacon Funds Trust	Statements of Operations
For the Year Ended September 30, 2023

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
INVESTMENT INCOME:
Dividends	$139,957	$246,184
Total Investment Income	139,957	246,184

EXPENSES:
Investment advisory fees (Note 7)	890,721	3,380,917
Administration fees	95,203	322,886
Shareholder service fees
Institutional Class	28,282	141,282
Custody fees	6,334	7,620
Legal fees	7,259	27,309
Audit and tax fees	21,096	21,231
Transfer agent fees	34,947	71,345
Trustees’ fees and expenses	8,449	34,984
Registration and filing fees	22,483	27,960
Printing fees	2,805	8,989
Chief Compliance Officer fees	7,488	28,483
Insurance fees	2,324	8,711
Other expenses	4,199	7,818
Total Expenses	1,131,590	4,089,535
NET INVESTMENT LOSS	(991,633)	(3,843,351)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	(2,172,077)	(27,249,738)
Written options contracts	5,270,699	39,238,565
Net realized gain	3,098,622	11,988,827
Change in unrealized appreciation/(depreciation) on:
Investments	19,991,633	55,323,745
Written options contracts	(2,871,136)	(1,419,766)
Net change	17,120,497	53,903,979

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	20,219,119	65,892,806
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,227,486	$62,049,455

See Notes to Financial Statements.

Annual Report | September 30, 2023	19

Beacon Accelerated
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment loss	$(991,633)	$(1,203,433)
Net realized gain on investments and written options	3,098,622	3,042,217
Net change in unrealized appreciation/(depreciation) on investments and written options	17,120,497	(17,811,474)
Net increase/(decrease) in net assets resulting from operations	19,227,486	(15,972,690)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	–	(24,138,256)
From return of capital
Institutional Class	–	(366,575)
Total distributions	–	(24,504,831)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	1,979,427	6,028,323
Dividends reinvested	–	23,980,816
Shares redeemed	(11,496,513)	(31,643,694)
Net decrease from beneficial share transactions	(9,517,086)	(1,634,555)
Net increase/(decrease) in net assets	9,710,400	(42,112,076)

NET ASSETS:
Beginning of year	77,601,757	119,713,833
End of year	$87,312,157	$77,601,757

See Notes to Financial Statements.

20	www.beacontrust.com

Beacon Planned
Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment loss	$(3,843,351)	$(4,093,229)
Net realized gain on investments and written options	11,988,827	20,576,551
Net change in unrealized appreciation/(depreciation) on investments and written options	53,903,979	(52,140,599)
Net increase/(decrease) in net assets resulting from operations	62,049,455	(35,657,277)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	–	(45,378,177)
From return of capital Institutional Class	–	(1,088,908)
Total distributions	–	(46,467,085)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Institutional Class
Shares sold	5,572,509	45,414,554
Dividends reinvested	–	41,178,702
Shares redeemed	(21,715,754)	(60,963,772)
Net increase/(decrease) from beneficial share transactions	(16,143,245)	25,629,484
Net increase/(decrease) in net assets	45,906,210	(56,494,878)

NET ASSETS:
Beginning of year	306,277,736	362,772,614
End of year	$352,183,946	$306,277,736

See Notes to Financial Statements.

Annual Report | September 30, 2023	21

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Return of capital
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses (c)
Net investment loss

PORTFOLIO TURNOVER RATE(d)

See Notes to Financial Statements.

22	www.beacontrust.com

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$7.66	$11.66	$10.74	$10.15	$11.30

(0.10)	(0.12)	(0.14)	(0.12)	(0.11)
1.99	(1.46)	1.93	1.15	0.37
1.89	(1.58)	1.79	1.03	0.26

–	(2.38)	(0.87)	(0.44)	(1.41)
–	(0.04)	–	–	–
–	(2.42)	(0.87)	(0.44)	(1.41)
1.89	(4.00)	0.92	0.59	(1.15)
$9.55	$7.66	$11.66	$10.74	$10.15

24.67%	(18.13%)	17.42%	10.32%	5.09%

$87,312	$77,602	$119,714	$116,041	$119,042

1.27%	1.23%	1.22%	1.22%	1.20%
(1.11%)	(1.21%)	(1.22%)	(1.21%)	(1.16%)
0%	0%	0%	0%	0%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	According to the Fund’s shareholder services plan with respect to the Fund’s Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively, in the amount of 0.00%, 0.00%, 0.00%, 0.00%, and 0.14% of average net assets of Institutional Class shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	23

Beacon Accelerated
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(d)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

24	www.beacontrust.com

Page Intentionally Left Blank

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Return of capital
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses (c)
Net investment loss

PORTFOLIO TURNOVER RATE(d)

See Notes to Financial Statements.

25	www.beacontrust.com

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$8.72	$11.13	$10.49	$10.44	$10.73

(0.11)	(0.12)	(0.13)	(0.12)	(0.11)
1.91	(0.85)	1.31	0.85	0.62
1.80	(0.97)	1.18	0.73	0.51

–	(1.41)	(0.54)	(0.68)	(0.80)
–	(0.03)	–	–	–
–	(1.44)	(0.54)	(0.68)	(0.80)
1.80	(2.41)	0.64	0.05	(0.29)
$10.52	$8.72	$11.13	$10.49	$10.44

20.64%	(10.41%)	11.53%	7.21%	5.77%

$352,184	$306,278	$362,773	$315,389	$306,524

1.21%	1.19%	1.19%	1.20%	1.17%
(1.14%)	(1.18%)	(1.19%)	(1.19%)	(1.13%)

0%	0%	0%	0%	0%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	According to the Fund’s shareholder services plan with respect to the Fund’s Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively, in the amount of 0.00%, 0.00%, 0.00%, 0.00%, and 0.14% of average net assets of Institutional Class shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	26

Beacon Planned
Return Strategy Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Period Presented

(d)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

27	www.beacontrust.com

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified Fund. The primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for the Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Flexible Exchange (“FLEX”) Options are customized option contracts available through the Chicago Board Options Exchange (“CBOE”). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Annual Report | September 30, 2023	28

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

BEACON ACCELERATED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$89,200,357	$–	$89,200,357
Short Term Investments	2,590,946	–	–	2,590,946
Total	$2,590,946	$89,200,357	$–	$91,791,303

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(4,213,968)	$–	$(4,213,968)
Total	$–	$(4,213,968)	$–	$(4,213,968)
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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

BEACON PLANNED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$386,518,525	$–	$386,518,525
Short Term Investments	5,007,832	–	–	5,007,832
Total	$5,007,832	$386,518,525	$–	$391,526,357

		Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(38,534,638)	$–	$(38,534,638)
Total	$–	$(38,534,638)	$–	$(38,534,638)

There were no Level 3 securities held during the year ended September 30, 2023.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions and has concluded that as of September 30, 2023, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Annual Report | September 30, 2023	30

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

Each Fund’s principal investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Funds use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions,

Annual Report | September 30, 2023	32

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The average option contract notional amount during the year ended September 30, 2023, is noted below for each of the Funds.

Derivative Type	Unit of Measurement	Monthly Average
Beacon Accelerated Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$170,217,266
Written Option Contracts	Notional value of contracts outstanding	$170,217,266

Derivative Type	Unit of Measurement	Monthly Average
Beacon Planned Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$1,143,664,087
Written Option Contracts	Notional value of contracts outstanding	$1,143,664,087
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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Derivative Instruments: The following tables disclose the amounts related to the Funds’ use of derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2023:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$89,200,357	Written Options, at value	$4,213,968
		$89,200,357		$4,213,968

Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$386,518,525	Written Options, at value	$38,534,638
		$386,518,525		$38,534,638
Annual Report | September 30, 2023	34

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2023:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(2,166,431)	$19,991,633
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	5,270,699	(2,871,136)
Total		$3,104,268	$17,120,497
Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(27,215,619)	$55,323,745
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	39,238,565	(1,419,766)
Total		$12,022,946	$53,903,979

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

No distributions were paid by the Funds during the fiscal year ended September 30, 2023.

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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

The tax character of distributions paid during the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
Beacon Accelerated Return Strategy Fund	$8,562,429	$15,575,827	$366,575
Beacon Planned Return Strategy Fund	15,027,890	30,350,287	1,088,908

As of September 30, 2023, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character and are primarily due to net operating losses:

	Paid-in Capital	Total Distributable Earnings
Beacon Accelerated Return Strategy Fund	$(1,073,491)	$1,073,491
Beacon Planned Return Strategy Fund	–	–

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments and derivative instruments for federal tax purposes were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Gross unrealized appreciation (excess of value over tax cost)(a)	$–	$–
Gross unrealized depreciation (excess of tax cost over value)(a)	–	–
Net unrealized appreciation	$–	$–
Cost of investments for income tax purposes	$91,791,303	$391,526,357

(a)	Includes appreciation/(depreciation) on written options.

The primary reason for the temporary differences is mark to market adjustments.

Annual Report | September 30, 2023	36

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Components of Distributable Earnings: At September 30, 2023, components of distributable earnings were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Undistributed ordinary income	$–	$5,780,943
Undistributed long-term capital gains	–	14,662,399
Accumulated capital losses	(120,591)
Other cumulative effect of timing differences	(754,995)	(2,914,162)
Total	$(875,586)	$17,529,180

Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund are deferring late year ordinary losses recognized during the period January 1, 2023 to September 30, 2023 in the amount of $754,995 and $2,914,162, respectively.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Beacon Accelerated Return Strategy Fund	$55,481	$65,110
Beacon Planned Return Strategy Fund	–	–

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the year ended September 30, 2023, the redemption fees charged by the Funds, if any, are presented in the Statements of Changes in Net Assets.

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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Transactions in common shares were as follows:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Beacon Accelerated Return Strategy Fund
Institutional Class
Shares sold	220,172	625,322
Shares issued in reinvestment of distributions to shareholders	–	2,437,075
Shares redeemed	(1,206,376)	(3,201,437)
Net decrease in shares outstanding	(986,204)	(139,040)

Beacon Planned Return Strategy Fund
Institutional Class
Shares sold	561,038	4,498,825
Shares issued in reinvestment of distributions to shareholders	–	4,113,756
Shares redeemed	(2,215,011)	(6,092,223)
Net increase/(decrease) in shares outstanding	(1,653,973)	2,520,358

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 98% of the outstanding shares of the Beacon Accelerated Return Strategy Fund are held by one omnibus account. Approximately 87% of the outstanding shares of the Beacon Planned Return Strategy Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rate is 1.00% based on average daily net assets for the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 1.40% of the Beacon Accelerated Return Strategy Fund’s average daily net assets for the Institutional Class shares and 1.40% of the Beacon Planned Return Strategy Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement shall continue at least through January 31, 2024, and will automatically continue upon annual approval of the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, the Fee Waiver Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that each Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis. There were no fees waived or reimbursed for the year ended September 30, 2023.

Annual Report | September 30, 2023	38

Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the year ended September 30, 2023, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of each Fund’s Institutional Class shares, respectively, to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees paid by the Funds are disclosed in the Statements of Operations.

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Beacon Funds Trust	Notes to Financial Statements
September 30, 2023

8. TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7, the Funds pay ALPS an annual fee for compliance services.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2023	40

Report of Independent Registered
Beacon Funds Trust	Public Accounting Firm

To the Shareholders of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

41	www.beacontrust.com

Disclosure Regarding Renewal and
Beacon Funds Trust	Approval of Fund Advisory Agreement
September 30, 2023 (Unaudited)

On August 17, 2023, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Beacon Investment Advisory Services, Inc. (“Beacon”) in accordance with Section 15(c) of the 1940 Act (“Beacon Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Beacon and the fees charged under the Beacon Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Beacon Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Beacon Funds under the Beacon Agreement. The Trustees reviewed the background materials supplied by Beacon, including its compliance reports, Form ADV, ownership structure as a subsidiary of a larger organization, and financial statements of its parent company.

The Trustees reviewed and considered Beacon’s investment advisory personnel, its history as an asset manager and its performance. The Trustees noted Beacon’s disciplined, systematic approach to allocations while applying some level of downside protection. The Trustees also reviewed the research and decision-making processes utilized by Beacon, including the methods adopted to seek to achieve the investment objectives and compliance with the policies and restrictions of the Beacon Funds. The Trustees considered the Trust’s experience with Beacon over the last year, including the firm’s strong responsiveness to the officers of the Trust and excellent compliance record. The Trustees considered the background and experience of Beacon’s team, including reviewing the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Beacon Funds, the extent of the resources devoted to research and analysis of actual and potential investments, and execution of the strategy. After reviewing these and related factors, the Trustees concluded that the nature, extent and quality of the services provided by Beacon supported the renewal of the Agreement.

Performance: The Board reviewed performance information provided for the Funds for the period ended May 31, 2023, as compared to each Fund’s benchmark index, and for the 3-month, one-year, three-year, five-year and since inception periods against a peer group selected by an independent data provider. The Trustees observed that both Funds had outperformed their benchmarks year-to-date. They further observed that since inception, each Fund had ranked in the top one percent versus its peer group in terms of performance and that the BARS Fund was also in the top one percent relative to its peer group for the three-month and five-year periods. The Board also considered that each Fund had outperformed its peer group median performance in each period except for the three-year period. The Board noted their satisfaction with each Beacon Fund’s performance, giving credit to Beacon’s disciplined execution of its strategy.

Investment Advisory Fee Rate and Net Expense Ratio: The Trustees reviewed and considered the contractual annual advisory fee paid by each Beacon Fund to Beacon of 1.00% of the Fund’s daily average net assets, considering the nature, extent and quality of the advisory services provided by Beacon to the Beacon Funds and the fees paid by other funds with similar strategies. The Board considered the information they received comparing each Beacon Fund’s contractual annual advisory fees and overall expenses with those of funds in the peer group of funds provided by the independent data provider.

Annual Report | September 30, 2023	42

Disclosure Regarding Renewal and
Beacon Funds Trust	Approval of Fund Advisory Agreement
September 30, 2023 (Unaudited)

The Trustees noted that each Fund’s contractual advisory fee of 1.00% and total net expense ratio were each higher than the respective peer group medians. The Board acknowledged Beacon’s representations regarding the differences in strategies of the peer funds compared to the Beacon Funds, noting that the adviser believed each Beacon Fund’s strategy required more resources to execute than certain peer funds. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for each Fund, were not unreasonable for the quality of services provided.

Profitability: The Trustees received and considered a profitability analysis prepared by Beacon based on the fees paid under the Beacon Agreement. The Trustees noted that Beacon’s work with each Fund was profitable, but that the amount of profit was not unreasonable. The Trustees reviewed and discussed the financial statements of Beacon’s parent company, recognizing that Beacon’s parent was well capitalized. In consideration of the fact that Beacon’s work with the Funds was profitable, the Board did not have concerns regarding the firm’s continued viability.

Comparable Accounts: The Trustees noted that Beacon did not manage any other accounts with comparable strategies.

Economies of Scale: The Trustees considered whether Beacon was benefiting from economies of scale in the provision of services to each Beacon Fund and whether such economies should be shared with the shareholders. The Board noted Beacon’s belief that, because the firm was part of a large organization, it was able achieve certain internal economies through resource sharing with its parent company and thus was able to charge the Funds a lower advisory fee at current asset levels than it otherwise would be able to if Beacon was a smaller organization. The Board reviewed the size of the Beacon Funds and their prospects for growth and agreed that neither Fund had yet achieved meaningful scale that would necessitate the establishment of breakpoints, but agreed to continue to monitor and revisit the issue at the appropriate time.

Other Benefits to the Adviser: The Trustees reviewed and considered any incidental benefits derived or to be derived by Beacon from its relationship with each Beacon Fund, including research and other support services.

Having requested and reviewed such information from Beacon as the Board believed to be reasonably necessary to evaluate the terms of the Beacon Agreement, the Trustees, including all the Independent Trustees, concluded that renewal of the Beacon Agreement was in the best interests of each Beacon Fund and its respective shareholders

43	www.beacontrust.com

Beacon Funds Trust	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-866-377-8090 or by writing to Beacon Trust at 163 Madison Avenue, Suite 600, Morristown, New Jersey 07960.

Annual Report | September 30, 2023	44

Beacon Funds Trust	Liquidity Risk Management Program
September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

45	www.beacontrust.com

Beacon Funds Trust	Privacy Policy
September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•        Social Security number and account transactions

•        Account balances and transaction history

•        Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-844-894-9222 or go to www.beacontrust.com.
Annual Report | September 30, 2023	46

Beacon Funds Trust	Privacy Policy
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Beacon Accelerated Return Strategy fund and Beacon Planned Return Strategy fund (each, a “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•        sharing for affiliates’ everyday business purposes-information about your creditworthiness

•        affiliates from using your information to market to you

•        sharing for non-affiliates to market to you

•        State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.
47	www.beacontrust.com

Beacon Funds Trust	Privacy Policy
September 30, 2023 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.
Annual Report | September 30, 2023	48

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.
49	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).
Annual Report | September 30, 2023	50

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.
51	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.
Annual Report | September 30, 2023	52

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (Since September 2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.
53	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022; Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate, Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, X-Square Balanced Fund and X-Square Series Trust.
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.
Annual Report | September 30, 2023	54

Beacon Funds

This material must be preceded by a prospectus.

The Beacon Funds are distributed by ALPS Distributors, Inc.

BRIGADE
CAPITAL MANAGEMENT

BRIGADE HIGH INCOME FUND ANNUAL REPORT

September 30, 2023

Shareholder Letter	1
Portfolio Update	2
Disclosure of Fund Expenses	4
Portfolio of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	26
Additional Information	27
Liquidity Risk Management Program	28
Privacy Policy	29
Trustees & Officers	31

Brigade High Income Fund	Shareholder Letter
September 30, 2023 (Unaudited)

September 30, 2023

Dear Shareholders,

We would like to start by saying thank you for your interest in the Brigade High Income Fund (the “Fund”). We appreciate the trust and confidence you have placed in us through your investment in the Fund.

Inflation, and the ensuing monetary policy reactions from the U.S. Federal Reserve, have driven market price action over the last six months. Many market participants believed that the Fed would be able to orchestrate a soft landing for the economy in its attempt to combat inflation. While yields have reset across the fixed income and leveraged finance markets, credit spreads remained tight, and equity markets rallied substantially around this expectation. However, the labor market has been extraordinarily tight, keeping the consumer better positioned to continue spending and keep inflation stubbornly elevated. The broader market has now come around to that the Fed will likely keep interest rates higher for longer. The result, in our view, will be a slowdown in growth accompanied by a shallow recession which is likely to occur in the first half of 2024.

Given this cautious view, we have maintained a conservative posture since the Fund’s inception, concentrating the portfolio in higher quality and secured credits as we patiently wait for the broader market to show signs of stress and for market segments to dislocate. We believe we have identified idiosyncratic misunderstood opportunities in the Technology, Media, Telecommunications and Healthcare sectors where the market has begun to price these sectors at recessionary levels despite headline economic data being generally positive. During the period, we added exposure to select names in these sectors where we believe they trade at a significant discount to their intrinsic value. We have also utilized the Fund’s mandate to invest in bank loans (29.58% as of fiscal year end). In our view, lower-rated loans have been mispriced as they don’t appear to have a natural buyer. CLOs, the largest participant in the loan market, are near their CCC-ratings limits which prevents them from adding exposure to these credits. As a result, we believe we have been able to source compelling risk-adjusted opportunities up in the capital structure. Many CLOs are also approaching the end of their reinvestment periods which we believe will continue to provide attractive entry points in the loan market.

This positioning worked well for the Fund as the Founders Share Class generated a net return of +4.74% since its inception May 1, 2023 through September 30, 2023. The Fund outperformed both the ICE BofA US High Yield Constrained Index return and the blended index of 60% ICE BofA US High Yield Constrained Index and 40% Credit Suisse Leveraged Loan Index returns of +1.34% and +3.00%, respectively. The key drivers to outperformance were positioning in the Healthcare and Media sectors; both were areas of the credit market we were adding to since inception as noted above.

By asset class, the Fund’s allocation to bank loans proved beneficial over the period as the loan market broadly experienced strong performance over the period. The concern of the continued rise in interest rates coupled with the Fed keeping interest rates higher for longer saw investors rotate out of longer duration assets into their floating rating counterparts to reduce duration risk and increase carry. This provided a strong technical tailwind to the loans we purchased over the last five months. In addition, several positive events occurred within some of the names the Fund held in the Healthcare and Technology sectors, which served to add to performance.

We are pleased with performance since the Fund’s launch as our conservative approach and emphasis on generating alpha through single name credit selection worked in the Fund’s favor. We will maintain an active approach with a focus on seeking to mitigate downside risk as the macroeconomic environment evolves. We believe this positions us well to take advantage of the attractive total return opportunities that develop though the spread dislocation we expect to accompany a potential recession.

Sincerely,

Brigade Capital Management, LP

Annual Report | September 30, 2023	1

Brigade High Income Fund	Portfolio Update
September 30, 2023 (Unaudited)

Average Annual Total Returns (as of September 30, 2023)

	1 Month	Quarter	Since Inception*
Brigade High Income – Founders Class	-0.34%	2.99%	4.74%
ICE BofAML US High Yield Constrained Index(a)	-1.18%	0.54%	1.34%
Brigade High Income Fund – Institutional Class	-0.27%	2.93%	4.89%
ICE BofAML US High Yield Constrained Index(a)	-1.18%	0.54%	1.97%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 212-745-9700 or by visiting www.brigadefunds.com.

*	Fund’s inception dates are Founders Class May 1, 2023 and Institutional Class May 4, 2023.

(a)	The benchmark of the Fund is the ICE BofA U.S High Yield Constrained Index. The Index is maintained by ICE BofA Merrill Lynch and is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Founders Class and Institutional Class shares (as reported in the March 8, 2023 Prospectus), are 0.79% and 0.79% and 0.53% and 0.76%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through March 7, 2024.

Performance of $10,000 Initial Investment (as of September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund's share classes since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	www.brigadefunds.com

Brigade High Income Fund	Portfolio Update
September 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

EPIC Y-Grade Services LP	2.05%
Ford Motor Credit Co. LLC	2.01%
Tenet Healthcare Corp.	1.52%
CCO Holdings LLC / CCO Holdings Capital Corp.	1.47%
LifeScan Global Corp.	1.45%
TransDigm, Inc.	1.25%
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP	1.24%
RP Escrow Issuer LLC	1.08%
Warhorse Gaming, LLC	1.06%
Pug LLC	1.02%
Top Ten Holdings	14.15%

Sector Allocation (as a % of Net Assets)

Consumer, Non-cyclical	18.97%
Communications	17.77%
Consumer, Cyclical	17.67%
Energy	10.55%
Financials	8.73%
Technology	5.27%
Basic Materials	4.82%
Industrials	4.13%
Utilities	0.66%
Materials	0.55%
Cash & Equivalents	10.88%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2023	3

Brigade High Income Fund	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Examples. As a shareholder of the Brigade High Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution fees, and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2023 - September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period May 1, 2023 - September 30, 2023(b)
Brigade High Income Fund Founders Class(c)
Actual	$1,000.00	$1,047.50	0.52%	$2.22
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64

Institutional Class(c)
Actual	$1,000.00	$1,047.80	0.75%	$ 3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$ 3.80

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period, divided by 365.

(c)	The actual expenses paid during the period are based on the inception dates on May 1, 2023 and May 4, 2023 for the Founders Class and Institutional Class, respectively.

4	www.brigadefunds.com

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (0.82%) Consumer, Cyclical (0.20%)
Libbey Glass Inc.(a)(c)	129,552	$971,640

Consumer, Non-cyclical (0.34%)
Aquity Holdings, Inc.(b)(c)(e)	122,254	1,612,530

Energy (0.09%)
Greenfire Resources, Ltd.(c)	83,181	411,746

Technology (0.19%)
Avaya Holdings Corp.(a)(b)(c)(e)	48,689	926,552

TOTAL COMMON STOCKS
(Cost $3,458,220)		3,922,468

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (29.58%)
Basic Materials (0.87%)
Iris Holding, Inc.(f)	3M SOFR + 4.75%, 0.50% Floor	6/28/2028	$1,905,377	$1,770,419
Spectrum Group Buyer, Inc.(f)	3M SOFR + 6.50%, 0.75% Floor	5/19/2028	2,448,073	2,351,986
Total Basic Materials				4,122,405

Communications (5.09%)
Cengage Learning, Inc.(f)	3M US L + 4.75%, 1.00% Floor	7/14/2026	2,338,071	2,324,043
Century DE Buyer LLC, TLB	11.420%	9/27/2030	2,400,000	2,382,000
CMG Media Corp.(f)	3M US L + 3.50%	12/17/2026	2,436,531	2,223,335
Hubbard Radio LLC(f)	1M US L + 4.25%, 1.00% Floor	4/30/2025	1,600,128	1,442,115
J&J Ventures Gaming, LLC, TL(f)	1M SOFR + 4.25%	4/26/2028	1,725,000	1,647,375
Pug LLC(f)	1M SOFR + 3.50%	2/13/2027	5,144,211	4,843,275
Viasat, Inc.(f)	1M US L + 4.50%, 0.50% Floor	5/30/2030	2,070,000	1,916,054
Windstream Services LLC(f)	1M SOFR + 6.25%, 1.00% Floor	9/21/2027	1,840,326	1,767,633
Xplornet Communications, Inc.(f)	1M US L + 4.00%, 0.50% Floor	10/1/2028	4,507,123	3,520,063
Zayo Group Holdings, Inc.(f)	1M US L + 3.00%	3/9/2027	2,700,000	2,198,637
Total Communications				24,264,530

Consumer, Cyclical (4.74%)
American Greetings Corp.(f)	1M SOFR + 6.00%, 1.00% Floor	4/6/2028	1,691,500	1,703,662
Century Casinos, Inc.(f)	1M SOFR + 6.00%, 0.75% Floor	4/1/2029	2,493,671	2,418,861
Champ Acquisition Corp.(f)	3M SOFR + 5.50%	12/21/2025	1,648,952	1,648,539
ECL Entertainment LLC(f)	3M SOFR + 4.75%, 0.75% Floor	8/31/2030	3,070,000	3,061,036
Hunter Douglas, Inc.(f)	3M SOFR + 3.50%, 0.50% Floor	2/25/2029	1,830,730	1,779,928
Libbey Glass LLC(f)	1M SOFR + 6.50%, 0.75% Floor	11/22/2027	1,302,242	1,232,794
Mad Engine Global LLC(f)	3M US L + 7.00%, 1.00% Floor	7/16/2027	2,020,068	1,420,107
RH(f)	1M US L + 2.50%, 0.50% Floor	10/20/2028	2,464,588	2,362,406
Sunset Debt Merger Sub, Inc.(f)	1M US L + 4.00%, 0.75% Floor	10/6/2028	2,228,830	1,890,783
Warhorse Gaming, LLC(f)	1M SOFR + 9.25%	6/15/2028	5,083,743	5,045,615
Total Consumer, Cyclical				22,563,731

See Notes to Financial Statements.

Annual Report | September 30, 2023	5

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (8.56%)
Bausch Health Americas, Inc.(f)	1M SOFR + 5.25%, 0.50% Floor	2/1/2027	$1,363,636	$1,106,059
Carestream Health, Inc.(f)	3M SOFR + 7.50%, 1.00% Floor	9/30/2027	3,848,012	3,039,930
Envision Healthcare Corp.(f)(g)	3M SOFR + 7.88%	3/31/2027	3,724,163	837,937
Envision Healthcare Corp.(f)(g)	3M SOFR + 4.25%	3/31/2027	1,899,104	2,218,780
Global Medical Response, Inc.(f)	3M US L + 4.25%, 1.00% Floor	3/14/2025	1,349,769	936,969
Global Medical Response, Inc.(f)	1M US L + 4.25%, 1.00% Floor	10/2/2025	3,848,188	2,666,794
Kingpin Intermediate Holdings LLC(f)	1M SOFR + 3.50%	2/8/2028	286,781	285,078
KNS Midco Corp.(f)	1M SOFR + 6.25%, 0.75% Floor	4/21/2027	3,295,918	2,786,435
LifeScan Global Corp.(f)	3M SOFR + 6.50%	12/31/2026	8,782,797	6,923,743
Naked Juice LLC(f)	1M SOFR + 3.25%, 0.50% Floor	1/24/2029	2,491,688	2,361,148
PHINIA INC., TLB(f)	1M SOFR + 4.00%	6/8/2028	3,550,378	3,550,378
Pluto Acquisition I, Inc.(f)	3M US L + 4.00%	6/20/2026	3,621,196	3,150,440
Sabre GLBL, Inc.(f)	1M SOFR + 4.25%, 0.50% Floor	6/30/2028	578,690	505,485
Sabre GLBL, Inc.(f)	1M SOFR + 3.50%, 0.50% Floor	12/17/2027	1,214,414	1,059,576
Sabre GLBL, Inc.(f)	1M SOFR + 5.00%, 0.50% Floor	6/30/2028	452,747	397,851
Sabre GLBL, Inc.(f)	1M SOFR + 3.50%, 0.50% Floor	12/17/2027	1,901,310	1,658,893
Syniverse Holdings LLC(f)	3M SOFR + 7.00%, 0.50% Floor	5/13/2027	4,534,339	3,965,098
Team Health Holdings, Inc.(f)	1M SOFR + 5.25%, 1.00% Floor	2/2/2027	4,403,085	3,324,329
Total Consumer, Non-cyclical				40,774,923

Energy (2.05%)
EPIC Y-Grade Services LP(f)	3M SOFR + 6.00%, 1.00% Floor	6/30/2027	10,496,786	9,788,253

Financials (2.22%)
Acrisure LLC(f)	1M US L + 3.50%	2/15/2027	3,785,554	3,727,408
Apollo Commercial Real Estate Finance, Inc.(f)	1M SOFR + 3.50%, 0.50% Floor	3/11/2028	497,449	475,064
HUB International, Ltd.(f)	3M SOFR + 4.25%, 0.75% Floor	6/20/2030	2,619,405	2,623,779
Obra Capital, Inc.(f)	1M US L + 6.00%	10/1/2026	4,592,365	3,765,739
Total Financials				10,591,990

Industrials (0.77%)
ACProducts Holdings, Inc.(f)	3M SOFR + 4.25%, 0.50% Floor	5/17/2028	1,556,715	1,300,729
Spirit AeroSystems, Inc.(f)	3M SOFR + 4.25%, 0.50% Floor	1/15/2027	2,395,729	2,389,739
Total Industrials				3,690,468

Materials (0.55%)
ARSENAL AIC PARENT LLC(f)	3M SOFR + 4.50%	7/30/2026	2,627,343	2,619,671

Technology (4.73%)
Avaya Inc., TL(f)	1M SOFR + 1.50%	8/1/2028	4,118,693	3,624,450
Castle US Holding Corp.(f)	1M SOFR + 3.75%	1/29/2027	876,239	684,404
Castle US Holding Corp.(f)	1M SOFR + 4.00%, 0.75% Floor	1/29/2027	1,493,644	1,172,510
GTCR W MERGER SUB LLC, TL.(f)	1M SOFR + 3.00%	9/20/2030	2,385,000	2,383,259
Magenta Buyer LLC(f)	3M US L + 5.00%, 0.75% Floor	7/27/2028	6,081,324	4,506,930
Matrix Parent, Inc.	3M SOFR + 5.00%, 0.75% Floor	3/1/2029	1,842,495	1,259,032
Mavenir Systems, Inc.(f)	3M US L + 4.75%, 0.50% Floor	8/18/2028	4,927,353	3,881,522
Quest Software, Inc.(f)	3M SOFR +4.25%, 0.50% Floor	2/1/2029	2,306,024	1,916,629
Red Planet Borrower LLC(f)	1M SOFR + 3.75%, 0.50% Floor	9/30/2028	1,900,263	1,812,376
Sandvine Corp.(f)	1M SOFR + 4.50%	11/2/2025	1,508,725	1,288,074
Total Technology				22,529,186

TOTAL BANK LOANS
(Cost $138,299,854)				140,945,157

See Notes to Financial Statements.

6	www.brigadefunds.com

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Rate	Maturity Date	Principal Amount	Value (Note 2)
CORPORATE BOND (58.72%)
Basic Materials (3.95%)
ASP Unifrax Holdings, Inc.(d)	5.250%	9/30/2028	$1,405,000	$1,001,765
Axalta Coating Systems LLC(d)	3.375%	2/15/2029	2,300,000	1,917,198
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(d)	8.750%	7/15/2026	6,075,000	5,932,237
Domtar Corp.(d)	6.750%	10/1/2028	4,610,000	3,820,537
Mineral Resources, Ltd.(d)	8.125%	5/1/2027	445,000	438,984
Mineral Resources, Ltd.(d)	8.500%	5/1/2030	1,500,000	1,477,275
Rain Carbon, Inc.(d)	12.250%	9/1/2029	2,290,000	2,404,500
Rain CII Carbon LLC / CII Carbon Corp.(d)	7.250%	4/1/2025	73,000	70,951
Tronox, Inc.(d)	4.625%	3/15/2029	2,185,000	1,765,012
Total Basic Materials				18,828,459

Communications (12.68%)
Altice Financing SA(d)	5.750%	8/15/2029	2,090,000	1,711,293
Altice France SA(d)	5.500%	10/15/2029	2,000,000	1,440,000
Beasley Mezzanine Holdings LLC(d)	8.625%	2/1/2026	2,835,000	1,820,319
CCO Holdings LLC / CCO Holdings Capital Corp.(d)	5.375%	6/1/2029	7,800,000	6,995,755
Ciena Corp.(d)	4.000%	1/31/2030	1,250,000	1,062,375
CMG Media Corp.(d)	8.875%	12/15/2027	2,010,000	1,571,740
CommScope, Inc.(d)	7.125%	7/1/2028	320,000	193,792
CommScope, Inc.(d)	8.250%	3/1/2027	2,050,000	1,408,606
CommScope, Inc.(d)	6.000%	3/1/2026	2,725,000	2,570,583
DISH DBS Corp.	7.750%	7/1/2026	2,335,000	1,751,250
DISH DBS Corp.	7.375%	7/1/2028	1,205,000	761,379
DISH DBS Corp., Series WI	5.125%	6/1/2029	1,000,000	554,380
DISH DBS Corp.(d)	5.250%	12/1/2026	3,045,000	2,588,250
Gray Escrow II, Inc.(d)	5.375%	11/15/2031	2,310,000	1,509,608
Gray Television, Inc.(d)	5.875%	7/15/2026	125,000	111,833
Gray Television, Inc.(d)	4.750%	10/15/2030	965,000	639,313
Gray Television, Inc.(d)	7.000%	5/15/2027	1,355,000	1,165,300
Level 3 Financing, Inc.(d)	3.875%	11/15/2029	500,000	460,800
Level 3 Financing, Inc.(d)	4.250%	7/1/2028	885,000	553,125
Level 3 Financing, Inc.(d)	3.625%	1/15/2029	2,535,000	1,419,600
Level 3 Financing, Inc.(d)	10.500%	5/15/2030	1,750,000	1,758,750
Lumen Technologies, Inc.(d)	4.000%	2/15/2027	1,000,000	658,450
Lumen Technologies, Inc., Series P	7.600%	9/15/2039	945,000	290,975
McGraw-Hill Education, Inc.(d)	5.750%	8/1/2028	3,800,000	3,284,809
Radiate Holdco LLC / Radiate Finance, Inc.(d)	4.500%	9/15/2026	3,995,000	3,049,326
Sirius XM Radio, Inc.(d)	4.125%	7/1/2030	1,995,000	1,596,000
Spanish Broadcasting System, Inc.(d)	9.750%	3/1/2026	2,405,000	1,644,719
Sprint Capital Corp.	8.750%	3/15/2032	1,625,000	1,878,297
T-Mobile USA, Inc.	3.375%	4/15/2029	1,235,000	1,086,555
T-Mobile USA, Inc.	3.500%	4/15/2031	1,500,000	1,268,558
Urban One, Inc.(d)	7.375%	2/1/2028	4,700,000	4,030,250
Viasat, Inc.(d)	7.500%	5/30/2031	5,000,000	3,302,500
Vmed O2 UK Financing I PLC(d)	4.250%	1/31/2031	3,000,000	2,388,750
Windstream Escrow LLC / Windstream Escrow Finance Corp.(d)	7.750%	8/15/2028	3,430,000	2,709,700
Zayo Group Holdings, Inc.(d)	4.000%	3/1/2027	1,620,000	1,200,825
Total Communications				60,437,765

See Notes to Financial Statements.

Annual Report | September 30, 2023	7

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Cyclical (12.73%)
1011778 BC ULC / New Red Finance, Inc.(d)	4.375%	1/15/2028	$1,500,000	$1,353,063
1011778 BC ULC / New Red Finance, Inc.(d)	3.875%	1/15/2028	2,500,000	2,242,081
Academy, Ltd.(d)	6.000%	11/15/2027	2,000,000	1,887,156
Avianca Midco 2 PLC(d)	9.000%	12/1/2028	1,335,000	1,133,775
Bath & Body Works, Inc.(d)	6.625%	10/1/2030	2,530,000	2,374,827
Brookfield Residential Properties, Inc. / Brookfield Residential
US LLC(d)	4.875%	2/15/2030	1,535,000	1,251,346
Brookfield Residential Properties, Inc. / Brookfield Residential
US LLC(d)	5.000%	6/15/2029	1,485,000	1,219,185
Caesars Entertainment, Inc.(d)	7.000%	2/15/2030	2,050,000	1,995,539
Carnival Corp.(d)	9.875%	8/1/2027	1,075,000	1,122,031
Carnival Corp.(d)	5.750%	3/1/2027	1,835,000	1,674,437
Carnival Corp.(d)	4.000%	8/1/2028	1,500,000	1,304,310
Carnival Corp.(d)	6.000%	5/1/2029	2,075,000	1,771,531
Empire Resorts, Inc.(d)	7.750%	11/1/2026	3,090,000	2,518,350
Ford Motor Credit Co. LLC	4.000%	11/13/2030	5,000,000	4,179,391
Ford Motor Credit Co. LLC	2.900%	2/16/2028	11,250,000	9,581,885
Hilton Domestic Operating Co., Inc.(d)	4.000%	5/1/2031	4,800,000	4,032,000
International Game Technology PLC(d)	6.250%	1/15/2027	1,550,000	1,515,900
International Game Technology PLC(d)	5.250%	1/15/2029	940,000	865,975
Jacobs Entertainment, Inc.(d)	6.750%	2/15/2029	2,700,000	2,393,712
NCL Corp., Ltd.(d)	5.875%	3/15/2026	1,855,000	1,711,238
NCL Corp., Ltd.(d)	5.875%	2/15/2027	750,000	711,446
QVC, Inc.	4.850%	4/1/2024	2,175,000	2,090,523
QVC, Inc.	4.450%	2/15/2025	2,715,000	2,358,656
QVC, Inc.	4.750%	2/15/2027	3,050,000	1,877,367
United Airlines, Inc.(d)	4.375%	4/15/2026	2,520,000	2,334,780
VistaJet Malta Finance PLC / Vista Management Holding, Inc.(d)	6.375%	2/1/2030	2,000,000	1,546,000
Yum! Brands, Inc.	6.875%	11/15/2037	2,335,000	2,368,227
Yum! Brands, Inc.	3.625%	3/15/2031	1,500,000	1,239,125
Total Consumer, Cyclical				60,653,856

Consumer, Non-cyclical (10.07%)
Akumin Escrow, Inc.(d)(e)	7.500%	8/1/2028	30,000	19,956
Akumin, Inc.(d)(e)	7.000%	11/1/2025	4,585,000	3,462,128
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP /
Albertsons LLC(d)	6.500%	2/15/2028	2,330,000	2,303,438
Bausch Health Cos., Inc.(d)	4.875%	6/1/2028	465,000	264,535
Bausch Health Cos., Inc.(d)	5.500%	11/1/2025	330,000	292,875
Centene Corp.	2.500%	3/1/2031	3,000,000	2,301,750
Charles River Laboratories International, Inc.(d)	3.750%	3/15/2029	1,250,000	1,076,304
CPI CG, Inc.(d)	8.625%	3/15/2026	2,500,000	2,462,500
Global Medical Response, Inc.(d)	6.500%	10/1/2025	4,626,000	3,147,126
Medline Borrower LP(d)	3.875%	4/1/2029	2,825,000	2,388,146
Molina Healthcare, Inc.(d)	3.875%	11/15/2030	2,110,000	1,744,406
New Albertsons LP	7.450%	8/1/2029	4,000,000	4,040,000
New Albertsons LP	8.000%	5/1/2031	2,500,000	2,586,456
Organon & Co. / Organon Foreign Debt Co-Issuer BV(d)	5.125%	4/30/2031	1,550,000	1,243,875
Post Holdings, Inc.(d)	5.625%	1/15/2028	2,095,000	1,978,472
Radiology Partners, Inc.(d)	9.250%	2/1/2028	170,000	68,425
RP Escrow Issuer LLC(d)	5.250%	12/15/2025	6,990,000	5,129,256
StoneMor, Inc.(d)	8.500%	5/15/2029	2,180,000	1,803,859
Tenet Healthcare Corp.	4.625%	6/15/2028	8,075,000	7,266,199
United Rentals North America, Inc.	4.000%	7/15/2030	5,200,000	4,439,812
Total Consumer, Non-cyclical				48,019,518

See Notes to Financial Statements.

8	www.brigadefunds.com

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Energy (8.41%)
Crescent Energy Finance LLC(d)	9.250%	2/15/2028	$1,885,000	$1,924,491
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(d)	6.000%	2/1/2029	1,240,000	1,194,132
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(d)	7.375%	2/1/2031	510,000	518,741
Earthstone Energy Holdings LLC(d)	8.000%	4/15/2027	1,150,000	1,177,048
Earthstone Energy Holdings LLC(d)	9.875%	7/15/2031	545,000	595,486
EnLink Midstream LLC	5.375%	6/1/2029	3,370,000	3,122,149
EnLink Midstream LLC(d)	6.500%	9/1/2030	2,840,000	2,754,800
EnLink Midstream Partners LP	5.600%	4/1/2044	1,015,000	842,856
Genesis Energy LP / Genesis Energy Finance Corp.	8.875%	4/15/2030	3,500,000	3,415,271
Greenfire Resources, Ltd.(d)	12.000%	10/1/2028	2,815,000	2,765,737
Howard Midstream Energy Partners LLC(d)	6.750%	1/15/2027	1,370,000	1,301,500
NGL Energy Partners LP / NGL Energy Finance Corp.	6.125%	3/1/2025	1,250,000	1,225,000
Northern Oil and Gas, Inc.(d)	8.125%	3/1/2028	1,685,000	1,684,533
Occidental Petroleum Corp.	5.550%	3/15/2026	1,000,000	987,325
Occidental Petroleum Corp.	6.125%	1/1/2031	1,650,000	1,625,712
Shelf Drilling Holdings, Ltd.(d)	9.625%	4/15/2029	1,955,000	1,919,497
Strathcona Resources, Ltd./Alberta(d)	6.875%	8/1/2026	4,240,000	3,996,200
Transocean, Inc.	7.500%	4/15/2031	1,795,000	1,554,919
Transocean, Inc.(d)	8.000%	2/1/2027	2,650,000	2,550,625
Transocean, Inc.(d)	11.500%	1/30/2027	1,585,000	1,662,269
Transocean, Inc.(d)	8.750%	2/15/2030	764,750	783,869
Venture Global Calcasieu Pass LLC(d)	4.125%	8/15/2031	2,995,000	2,459,494
Total Energy				40,061,654

Financials (6.51%)
Apollo Commercial Real Estate Finance, Inc.(d)	4.625%	6/15/2029	2,000,000	1,516,375
Armor Holdco, Inc.(d)	8.500%	11/15/2029	2,300,000	2,000,770
Diversified Healthcare Trust	4.375%	3/1/2031	3,360,000	2,327,102
Diversified Healthcare Trust	4.750%	5/1/2024	2,545,000	2,405,025
Finance of America Funding LLC(d)	7.875%	11/15/2025	3,215,000	2,671,594
Freedom Mortgage Corp.(d)	7.625%	5/1/2026	500,000	466,795
Freedom Mortgage Corp.(d)	6.625%	1/15/2027	2,035,000	1,788,256
Freedom Mortgage Corp.(d)	12.000%	10/1/2028	970,000	985,762
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(d)	4.250%	2/1/2027	2,735,000	2,391,293
LD Holdings Group LLC(d)	6.500%	11/1/2025	3,685,000	3,058,550
OneMain Finance Corp.	5.375%	11/15/2029	2,930,000	2,452,227
PennyMac Financial Services, Inc.(d)	5.375%	10/15/2025	1,325,000	1,255,835
PennyMac Financial Services, Inc.(d)	4.250%	2/15/2029	1,500,000	1,215,875
Service Properties Trust	4.950%	10/1/2029	2,000,000	1,509,720
Service Properties Trust	5.500%	12/15/2027	3,750,000	3,209,000
Starwood Property Trust, Inc.(d)	3.625%	7/15/2026	1,990,000	1,766,770
Total Financials				31,020,949

Industrials (3.36%)
Ball Corp.	3.125%	9/15/2031	2,330,000	1,828,568
Camelot Return Merger Sub, Inc.(d)	8.750%	8/1/2028	1,900,000	1,828,513
Coherent Corp.(d)	5.000%	12/15/2029	2,405,000	2,085,520
LSB Industries, Inc.(d)	6.250%	10/15/2028	2,705,000	2,454,693
PGT Innovations, Inc.(d)	4.375%	10/1/2029	2,005,000	1,857,442
TransDigm, Inc.(d)	6.250%	3/15/2026	6,060,000	5,956,162
Total Industrials				16,010,898

See Notes to Financial Statements.

Annual Report | September 30, 2023	9

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Technology (0.35%)
Pitney Bowes, Inc.(d)	6.875%	3/15/2027	$1,000,000	$793,327
Pitney Bowes, Inc.(d)	7.250%	3/15/2029	1,230,000	899,253
Total Technology				1,692,580

Utilities (0.66%)
Vistra Corp.(d)(h)	7.00%		1,855,000	1,709,769
Vistra Operations Co. LLC(d)	5.625%	2/15/2027	1,500,000	1,420,714
Total Utilities				3,130,483

TOTAL CORPORATE BOND
(Cost $282,622,824)				279,856,162

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (19.00%)
State Street Institutional US Government Money Market Fund	5.291%	90,528,886	$90,528,886

TOTAL SHORT TERM INVESTMENTS
(Cost $90,528,886)			90,528,886

TOTAL INVESTMENTS (108.12%)
(Cost $514,909,784)			$515,252,673

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.12%)			(38,701,005)

NET ASSETS (100.00%)			$476,551,668

(a)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2023, the fair value of illiquid securities in the aggregate was $1,898,192, representing 0.40% of the Fund's net assets.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(c)	Non-income producing security.

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the fair value of securities restricted under Rule 144A in the aggregate was $201,430,504, representing 42.27% of net assets.

(e)	Security deemed to be restricted as of September 30, 2023. As of September 30, 2023, the fair value of restricted securities in the aggregate was $6,021,166, representing 1.26% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of September 30, 2023 is based on the reference rate plus the displayed spread as of the securities last reset date.

(g)	Security is currently in default.

(h)	Security is a perpetual bond.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Standard Overnight Financing Rate

LIBOR Rate:

1M US L - 1 Month LIBOR as of September 30, 2023 was 5.43%
3M US L - 3 Month LIBOR as of September 30, 2023 was 5.66%
1M SOFR - 1 Month US SOFR as of September 30, 2023 was 5.32%
3M SOFR - 3 Month US SOFR as of September 30, 2023 was 5.39%

See Notes to Financial Statements.

10	www.brigadefunds.com

Brigade High Income Fund	Portfolio of Investments
September 30, 2023

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2023	11

Brigade High Income Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS:
Investments, at value (Cost $514,909,784)	$515,252,673
Cash and cash equivalents	1,042,270
Receivable for investments sold	168,391
Dividends and interest receivable	5,923,296
Prepaid offering cost	70,526
Other assets	3,286
Total Assets	522,460,442

LIABILITIES:
Payable for administration and transfer agent fees	59,272
Payable for investments purchased	45,675,820
Payable to adviser	98,623
Payable for printing fees	2,332
Payable for professional fees	27,298
Payable for trustees' fees and expenses	8,096
Payable to Chief Compliance Officer fees	2,500
Accrued expenses and other liabilities	34,833
Total Liabilities	45,908,774
NET ASSETS	$476,551,668

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$472,609,851
Total distributable earnings/(deficit)	3,941,817
NET ASSETS	$476,551,668

PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$10.18
Net Assets	$476,541,188
Shares of beneficial interest outstanding	46,797,694
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.18	(a)
Net Assets	$10,480
Shares of beneficial interest outstanding	1,030

(a)	Net Asset Value does not recalculate due to rounding of net assets.

See Notes to Financial Statements.

12	www.brigadefunds.com

Brigade High Income Fund	Statement of Operations
For the Period Ended September 30, 2023(a)

INVESTMENT INCOME:
Interest	$13,395,716
Total Investment Income	13,395,716
EXPENSES:
Investment advisory fees (Note 6)	611,119
Administration fees	80,636
Co-administration fees	61,111
Custody fees	7,306
Legal fees	22,079
Audit and tax fees	25,500
Transfer agent fees	19,806
Trustees' fees and expenses	8,115
Registration and filing fees	684
Printing fees	2,794
Chief Compliance Officer fees	12,500
Insurance fees	2,997
Offering costs	52,518
Other expenses	6,162
Total Expenses	913,327
Less fees waived/reimbursed by investment adviser (Note 6)
Founders Class	(271,778)
Total fees waived/reimbursed by investment adviser (Note 6)	(271,778)
Net Expenses	641,549
NET INVESTMENT INCOME	12,754,167
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	354,412
Net realized gain	354,412
Change in unrealized appreciation/(depreciation) on:
Investments	342,889
Net change	342,889
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	697,301
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,451,468

(a)	For the period May 2, 2023 (Commencement of Operations) to September 30, 2023

See Notes to Financial Statements.

Annual Report | September 30, 2023	13

Brigade High Income Fund	Statement of Changes in Net Assets

For the Period Ended September 30, 2023(a)
OPERATIONS:
Net investment income	$12,754,167
Net realized gain on investments	354,412
Net change in unrealized appreciation on investments	342,889
Net increase in net assets resulting from operations	13,451,468
DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(9,540,155)
Institutional Class	(288)
Total distributions	(9,540,443)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class(a)
Shares sold	463,090,200
Dividends reinvested	9,540,155
Shares redeemed	–
Net increase from beneficial share transactions	472,630,355
Institutional Class(b)
Shares sold	10,360
Dividends reinvested	288
Shares redeemed	(360)
Net increase from beneficial share transactions	10,288
Net increase in net assets	476,551,668

NET ASSETS:
Beginning of period	–
End of period	$476,551,668

(a)	For the period May 2, 2023 (Commencement of Operations) to September 30, 2023.
(b)	For the period May 5, 2023 (Commencement of Operations) to September 30, 2023.

See Notes to Financial Statements.

14	www.brigadefunds.com

Brigade High Income Fund	Financial Highlights
Founders Class	For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2023 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.43
Net realized and unrealized gain on investments	0.04
Total from investment operations	0.47

LESS DISTRIBUTIONS:
From net investment income	(0.29)
Total Distributions	(0.29)
NET INCREASE IN NET ASSET VALUE	0.18
NET ASSET VALUE, END OF PERIOD	$10.18

TOTAL RETURN(c)	4.74%

SUPPLEMENTAL DATA:	$476,541
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.74	%(d)
Operating expenses including reimbursement/waiver	0.52	%(d)
Net investment income including reimbursement/waiver	10.27	%(d)

PORTFOLIO TURNOVER RATE	8	%(e)

(a)	For the period May 2, 2023 (Commencement of Operations) to September 30, 2023.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2023	15

Brigade High Income Fund	Financial Highlights
Institutional Class	For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2023 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.98

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.42
Net realized and unrealized gain on investments	0.06
Total from investment operations	0.48

LESS DISTRIBUTIONS:
From net investment income	(0.28)
Total Distributions	(0.28)
NET INCREASE IN NET ASSET VALUE	0.20
NET ASSET VALUE, END OF PERIOD	$10.18

TOTAL RETURN(c)	4.89%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$10

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.75	%(d)
Operating expenses including reimbursement/waiver	0.75	%(d)
Net investment income including reimbursement/waiver	9.94	%(d)

PORTFOLIO TURNOVER RATE	8	%(e)

(a)	For the period May 5, 2023 (Commencement of Operations) to September 30, 2023.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one year have not been annualized.

See Notes to Financial Statements.

16	www.brigadefunds.com

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Brigade High Income Fund (the “Fund”). The Fund is diversified, and its investment objective is current income, with capital appreciation as a secondary objective. The Fund currently offers Founders Class shares that commenced operations on May 2, 2023 and Institutional Class shares that commenced operations on May 5, 2023. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable or otherwise not representative of market conditions at the time of the valuation determination, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. High yield bonds and notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Money market funds, representing short-term investments, are valued at their Net Asset Value (“NAV”).

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | September 30, 2023	17

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Brigade High Income Fund

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer, Cyclical	$–	$971,640	$–	$971,640
Consumer, Non-cyclical	–	–	1,612,530	1,612,530
Energy	411,746	–	–	411,746
Technology	–	–	926,552	926,552
Bank Loans
Basic Materials	–	4,122,405	–	4,122,405
Communications	–	24,264,530	–	24,264,530
Consumer, Cyclical	–	22,563,731	–	22,563,731
Consumer, Non-cyclical	–	40,774,923	–	40,774,923
Energy	–	9,788,253	–	9,788,253
Financials	–	10,591,990	–	10,591,990
Industrials	–	3,690,468	–	3,690,468
Materials	–	2,619,671	–	2,619,671
Technology	–	22,529,186	–	22,529,186
Corporate Bond
Basic Materials	–	18,828,459	–	18,828,459
Communications	–	60,437,765	–	60,437,765
Consumer, Cyclical	–	60,653,856	–	60,653,856
Consumer, Non-cyclical	–	48,019,518	–	48,019,518
Energy	–	40,061,654	–	40,061,654
Financials	–	31,020,949	–	31,020,949
Industrials	–	16,010,898	–	16,010,898
Technology	–	1,692,580	–	1,692,580
Utilities	–	3,130,483	–	3,130,483
Short Term Investments	90,528,886	–	–	90,528,886
Total	$90,940,632	$421,772,959	$2,539,082	$515,252,673

18	www.brigadefunds.com

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Asset Type	Common Stocks	Total
Balance as of May 2, 2023	$–	$–
Accrued Discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/Depreciation	846,652	846,652
Purchases	1,692,430	1,692,430
Sales Proceeds	–	–
Transfer into Level 3	–	–
Transfer Out of Level 3	–	–
Balance as of September 30, 2023	$2,539,082	$2,539,082
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2023	$846,652	$846,652

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of September 30, 2023. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Class	Market Value	Valuation Technique(s)	Unobservable Inputs(s)(2)	Value/Range	Weighted Average(1)
Common Stocks	$2,539,082	Market Analysis	EBITDA	$21.5m-$331m	$134.44m
			EBITDA Multiple	2.63x-6.75x	5.24x
		Discounted Cash Flow	Weighted Average Cost of Capital	12.50%-32.50%	19.80%
	$2,539,082

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

(2)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
EBITDA	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Weighted Average Cost of Capital	Decrease	Increase

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Offering Costs: The Fund incurred offering costs during the period ended September 30, 2023. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through September 30, 2023 are expensed in the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund in the Trust. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Annual Report | September 30, 2023	19

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax return is subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

LIBOR Transition: Certain of the Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Plans are underway to phase out the use of LIBOR which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2023. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue to invest in assets that may reference LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments cannot yet be determined.

The Fund may invest in financial instruments that use or may use a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

20	www.brigadefunds.com

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing the Secured Overnight Financing Rate (referred to as “SOFR”), which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

Description	Security Type	Acquisition Date	Acquisition Cost	Fair Value	% of Net Assets
Akumin, Inc.	Corporate Bond	5/3/2023-8/15/2023	$3,693,050	$3,462,128	0.73%
Akumin Escrow, Inc.	Corporate Bond	8/15/23	18,975	19,956	0.00%
Aquity Holdings, Inc.	Common Stock	5/17/23	916,905	1,612,530	0.34%
Avaya Holdings Corp.	Common Stock	5/10/2023-5/12/2023	775,525	926,552	0.19%
				$6,021,166

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid during the fiscal period ended September 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gains
Brigade High Income Fund	$9,540,443	$–

Annual Report | September 30, 2023	21

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments for federal tax purposes were as follows:

Brigade High Income Fund
Gross unrealized appreciation (excess of value over tax cost)	$7,942,091
Gross unrealized depreciation (excess of tax cost over value)	(7,661,847)
Net unrealized appreciation	$280,244
Cost of investments for income tax purposes	$514,972,429

As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,661,573
Net unrealized appreciation on investments	280,244
Total	$3,941,817

At September 30, 2023, the effect of permanent book/tax reclassifications resulting in increase/(decrease) to the components of net assets were as follows primarily due to non-deductible offering costs:

	Total Distributable Earnings	Paid-in capital
Increase / (Decrease)	$30,792	$(30,792)

4.  SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Brigade High Income Fund	$446,507,469	$26,144,330

5.  BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid for and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the period ended September 30, 2023, the redemption fees charged by the Fund, if any, are presented in the Statement of Changes in Net Assets.

22	www.brigadefunds.com

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

Transactions in common shares were as follows:

For the Period Ended September 30, 2023
Brigade High Income Fund Founders Class(a)
Shares sold	45,859,150
Shares issued in reinvestment of distributions to shareholders	938,544
Shares redeemed	–
Net increase in shares outstanding	46,797,694
Institutional Class(b)
Shares sold	1,037
Shares issued in reinvestment of distributions to shareholders	29
Shares redeemed	(36)
Net increase in shares outstanding	1,030

(a)	For the period May 2, 2023 (Commencement of Operations) to September 30, 2023.
(b)	For the period May 5, 2023 (Commencement of Operations) to September 30, 2023.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 80% of the outstanding shares of the Fund are held by one omnibus account that owns shares on behalf of their underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Brigade Capital Management, LP (the “Adviser”), subject to the authority of the Board, is responsible for the management of the Fund’s portfolio. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") with the Adviser, the Fund pays the Adviser an annual management fee of 0.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board and the shareholders of the Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

The Adviser has appointed Brigade Capital UK, LLP as the Sub-Adviser to the Fund. Pursuant to a Sub-Advisory Agreement, it is determined that the Adviser and Fund will not pay any fees to the Sub-Adviser for providing services in accordance with such Agreement.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.52% and 0.75% of the Fund’s average daily net assets of each of the Founders Class and Institutional Class shares, respectively. The Fee Waiver Agreement is in effect through at least March 7, 2024, and will automatically continue upon approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its co-administration or management fee or otherwise) only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the period ended September 30, 2023, are disclosed in the Statement of Operations.

As of September 30, 2023, the balances of recoupable expenses for the Fund were as follows:

Brigade High Income Fund	Expiring in 2026
Founders Class	$271,778
Institutional Class	–

Annual Report | September 30, 2023	23

Brigade High Income Fund	Notes to Financial Statements
September 30, 2023

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the period ended September 30, 2023, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Brigade Capital Management, LP serves as co-administrator to the Fund. Co-administration fees paid by the Fund for the period ended September 30, 2023, are disclosed in the Statement of Operations.

Transfer Agent: ALPS Fund Services, Inc. (“ALPS”) serves as transfer agent for the Fund under a Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

7.  TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9.  RECENT ACCOUNTING PROUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04. FASB has deferred the sunset date to December 31, 2024. At this time, management believes the adoption of ASU 2020-04 will not have a material impact to the financial statements.

10.      SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

24	www.brigadefunds.com

Brigade High Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of Brigade High Income Fund and
Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Brigade High Income Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period May 2, 2023 (commencement of operations) through September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations, changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, agent banks, transfer agent, issuer, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2023

Annual Report | September 30, 2023	25

Brigade High Income Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement
September 30, 2023 (Unaudited)

On December 19, 2022, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Brigade Capital Management, LP. (“Brigade”) in accordance with Section 15(c) of the 1940 Act (“Brigade Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Brigade and the fees charged under the Brigade Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Brigade Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Trustees noted the background and credentials of the key individuals that would be servicing the Brigade Fund, their understanding of the credit markets and below investment grade credit strategies, their experience managing fund portfolios with similar investment strategies, and Brigade’s experience sub-advising 1940 Act and UCITS credit funds. The Trustees noted that Brigade had described its proprietary systems for portfolio monitoring, attribution analysis, risk management, and other computational tasks material to managing the Fund’s portfolio. The Trustees considered Brigade’s disciplined bottom-up credit selection process honed through many credit cycles, an understanding of portfolio rotation triggers, and managing the liquidity demands of a mutual fund with both retail and institutional investors. The Trustees considered the stability and depth of the portfolio management and trading teams, acknowledging Brigade’s statements about the low staff turnover, the number of analysts, and the number of analysts and traders who are Brigade equity partners. The Trustees concluded that they were satisfied with the nature, extent & quality of services to be rendered by Brigade under the Brigade Agreement.

Performance: The Trustees noted that because the Brigade Fund had not yet launched, there was no Fund performance information to consider. The Trustees reviewed 10-year year returns and rankings of a long-only high yield account managed by Brigade in a manner similar to the Fund’s intended strategy, compared to a high yield index, and concluded that the strategy showed promise as a registered fund.

Investment Advisory Fee Rate and Expense Ratio: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to Brigade in light of the nature, extent and quality of the advisory services to be provided to the Fund. The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group and universe of funds provided by an independent data provider (the “Provider”), noting that the Provider’s peer group consisted of the Fund and other funds identified by the Provider as comparable to the Fund.

The Trustees noted that the proposed contractual advisory fee of 0.50% was the lowest in the Fund’s peer group, the total net expense for the Founders Class of 0.52% was the lowest in the Fund’s peer group, and the total net expense for the Institutional Class of 0.75% was lower than the Fund’s peer group median. The Trustees concluded that the proposed fee for managing the Fund was not unreasonable.

Profitability: The Trustees received and considered a projected profitability analysis prepared by Brigade based on the fees proposed to be paid under the Brigade Agreement. The Trustees noted that Brigade’s work with the Fund was projected to be profitable within the first year of operations, but that the projected amount of profit was not unreasonable in absolute terms or as a percentage of income.

Comparable Accounts: The Trustees acknowledged that Brigade managed other funds that were charged lower fees but with different levels of service, and Brigade managed other funds using investment strategies with some common features as the strategies of the Fund that were charged similar fees. Bearing in mind the limitations of comparing different types of accounts and the different levels of service typically associated with such accounts, the Trustees determined that the fee structures applicable to Brigade’s other clients employing a comparable strategy to the Brigade Fund, were not indicative of any unreasonableness with respect to the proposed advisory fee to be paid by the Fund.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Brigade Agreement. The Board determined that economies of scale were not anticipated to be achieved at projected Fund asset levels in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Brigade from its relationship with the Brigade Fund, including soft dollar benefits to Brigade. The Trustees concluded that the direct and indirect benefits to Brigade were not excessive.

Having requested, reviewed, and deliberated such information from Brigade as the Board believed to be reasonably necessary to evaluate the terms of the Brigade Agreement, the Trustees concluded that approval of the Brigade Agreement was in the best interests of the Brigade Fund and its shareholders.

26	www.brigadefunds.com

Brigade High Income Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-903-0443 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-903-0443 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-844-903-0443 or by writing to Brigade Capital Management, LP at 399 Park Avenue, Suite 1600, New York, New York 10022.

Annual Report | September 30, 2023	27

Brigade High Income Fund	Liquidity Risk Management Program
September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

28	www.brigadefunds.com

Brigade High Income Fund	Privacy Policy
September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number and account transactions

●      Account balances and transaction history

●      Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-903-0443.

Annual Report | September 30, 2023	29

Brigade High Income Fund	Privacy Policy
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Brigade High Income Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

30	www.brigadefunds.com

Brigade High Income Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	31

Brigade High Income Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle- market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (Since September 2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

32	www.brigadefunds.com

Brigade High Income Fund	Trustees & Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015- 2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, X-Square Balanced Fund and X-Square Series Trust.
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	33

BRIGADE
CAPITAL MANAGEMENT

This material must be preceded or accompanied by a prospectus.
The Brigade High Income Fund are distributed by ALPS Distributors, Inc. LLC. All rights reserved.

CARRET
Asset Management

ANNUAL

September 30, 2023

Kansas Tax-Exempt Bond Fund | Institutional Class (SEKSX)
Kansas Tax-Exempt Bond Fund | Class A (IKSTX)

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	23
Additional Information	25
Liquidity Risk Management Program Disclosure	26
Privacy Policy	27
Trustees & Officers	29

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter
September 30, 2023 (Unaudited)

While the Federal Open Market Committee (the "FED”) has been “pleasantly” surprised by the strength of the employment picture, the FED has also been “challenged” by this strength. Rate hikes of 525 basis points (“bp”) in the past 18 months have barely dented the robust employment picture. In turn, inflation (both CPI and PCE) remains well above the FED’s 2% target. With inflation running above target, the FED raised the FED Funds rate by another 25 bp on July 26th to a range of 5.25% - 5.50% - the highest in 16 years. The effect was inflation began to slowly trend lower, allowing the FED to pause rate hikes at its September meeting. We believe that the FED’s actions related to the Fed Funds Rate have mostly come to a conclusion; however, quantitative tightening will continue for some time to come.

For inflation to continue to move towards the 2% target, demand must be reduced, which can be accomplished by reducing spending. A reduction in spending is generally done by increasing the cost of financing and reducing employment. In addition to an already increased cost of financing, we believe the unemployment rate will creep slightly higher into 2024 and wage growth will moderate, providing a framework for a FED orchestrated “soft landing”.

During FY23, the U.S. Treasury (UST) bond market moves have been substantial and have dramatically affected the shape of the yield curve. For example, the yield on the 7-year UST rose from 3.77% to 4.62% over the past 4 quarters. Over the same period, the 10-year UST rose from 3.64% to 4.57%; a nearly 100 bp increase.

The municipal bond market saw yields surge on the back of UST yield increases driven by ongoing concerns about inflation and the possibility of further interest rate hikes by the FED. Spreads tightened during the fiscal year, with A rated and AA rated spreads tightening nominally across the yield curve. The tightening of spreads across the credit spectrum suggests a healthy municipal market.

Historic levels of rainy-day funds, coupled with surplus balances from Covid relief bills, means that municipalities are generally well positioned to withstand an economic slowdown. In our view, the fiscal status of U.S. state governments remains healthy. State total balances peaked at $399 billion and have since fallen to $274 billion at fiscal year end. However, rainy-day fund balances remain well above $66 billion which was the average between 2009 and 2018.

Throughout history, the municipal market, as a provider of essential services, has consistently provided resiliency in times of economic duress. Credit stability, coupled with decade-high yields, can create significant opportunity for long-term investors. As investors continue to seek a balance between safety and yield, the municipal bond market continues to provide a dependable source of tax-free income in today’s challenging economic environment.

According to the National Association of State Budget Officers, after two consecutive years of widespread and sizeable budget surpluses, coupled with recent state policy actions to strengthen reserves, states are now more financially prepared than ever to handle an economic downturn. Based on enacted fiscal 2023 budgets, state reserves are projected to increase further by the end of calendar year 2023. While not all states would necessarily have to tap their reserves in the event of a recession, having a robust rainy-day fund is a helpful tool that many states rely on to manage fiscal uncertainty.

Municipal fund flows turned from negative to neutral during FY23. The Investment Company Institute (“ICI”) reports that there had been significant cash outflows, from municipal bond funds, in the fourth quarter of 2022, followed by a brief period of inflows, in early-2023. The last two quarters of the fiscal year 2023 have essentially been flat. From the supply side, monthly new issuance has trended lower in calendar year 2023. Overall new issuance is running roughly 16% below the 10-year average. The Calendar YTD23 amount is $274 billion, down 13% YoY. New Project Financing and Refinancings make up the lion share of total new issuance.

The Carret Kansas Tax Exempt Bond Fund was impacted by the overall rise in interest rates during FY23. Price declines and an increase in yields accelerated in the fourth quarter of FY23 similar to U.S. Treasury yields. However, municipal market credit and fundamentals remained positive throughout the year. Exiting the fiscal year, we continue to see compelling relative value in both short-term and longer-term segments of the yield curve anchored in high-quality, essential revenue, and General Obligation (“GO”) credits.

Municipal bond yields rose significantly during FY23. Representative AAA rated bonds in the 7-year range rose from 3.11% in October 2022, to a high of 3.38% at the end of September 2023. During the period, the yield fell as low as 2.02% in April 2023. The spread in yield from low to high during the fiscal year was 136 bp. Over the same time frame, 10-year AAA rated municipal bonds rose from 3.26%, from 2.08% in April to a high of 3.44%. Again, the spread in yield from low to high was 136 bp.

The Sunflower State seems to be running on all cylinders and has benefited from strong rainy-day funds, low unemployment, and strong tax revenues. Additionally, the state is on positive credit watch for a potential rating upgrade. The one-year change in home prices is +4.8%, which is well above the 20-year average. In addition, pension funding ratios also continued to positively track above 70% during the fiscal year.

Annual Report | September 30, 2023	1

Carret Kansas Tax-Exempt Bond Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Kansas budget director Adam Proffitt recently reported(1) that the state government was on track to meet the revenue projections necessary to create a $2.6 billion ending balance in the current fiscal year and to reinforce the state’s financial position, with $1.6 billion in the rainy-day emergency account. According to Proffitt, the state generated $2.2 billion in revenue during the initial three months of the fiscal year. This is 0.5% or $10 million above the estimate issued in April. According to Profitt, if all goes as assumed, the state will spend only $9.4 billion of $10.3 billion in revenue, with the difference flowing into the state general fund in the year ending June 30, 2024.

Governor Laura Kelly announced(2) that total tax collections for September 2023 were $991.6 million which is $42.0 million, or 4.4%, more than the estimate. Total tax collections are up $30.6 million, or 3.2%, from September 2022. Governor Kelly added, “Because of my administration’s work to put our state on solid financial footing, we have been able to grow our economy and make historic investments in schools, roads, and law enforcement.” Furthermore, she said, “Now, it’s time to give money back to Kansans through responsible tax cuts. Last session, I proposed a plan to cut property, grocery, and retirement taxes in a way that helps every family without robbing the state of its ability to continue growing the economy and making those key investments.”

Fitch Ratings raised the rating on about $1.25 billion of outstanding Kansas Department of Transportation (KDOT) highway revenue bonds to AA with a stable outlook from AA-, citing solid credit attributes. The upgrade "reflects the steady performance of the pledged revenue stream throughout the pandemic, growth in KDOT's available fund balances, and improvements in the underlying credit quality of the state of Kansas," the rating agency said in a recent report.

For the Carret Kansas Tax-Exempt Bond Fund, net assets fell from $139 million to $119 million year over year. The portfolio composition of the Fund stayed relatively constant throughout FY23 with a closing average coupon of 3.91% and a duration to call of 5.5 years. Yield to maturity jumped to 4.04%, while the Fund’s average credit rating remained stable at AA. The Fund held only Kansas municipal bonds without any exposure to bonds subject to Alternative Minimum Tax (AMT).

The Carret Kansas Tax-Exempt Bond Fund seeks to preserve capital while producing current income for investors that is exempt from both federal and Kansas state income tax. Exiting the fiscal year, the Fund continues to seek premium coupon general obligation (GO) and essential service revenue bonds in the investment grade category. Representative bond issues in the Fund at fiscal year end include Seward Co KS School District, Butler County KS School District, Kansas Department of Transportation, Johnson & Miami Counties KS Unified School District, and Allen Co KS Unified School District. The Fund’s largest sector allocations are to School Districts (44%), General Obligations (24%), Transportation (11%), Utility & Water Revenue (10%), and General Revenue (9%).

At fiscal year end, the Fund’s average maturity was 8.6 years, which is in-line with its recent duration trend. The Fund held 161 different bond issues, with over 79% of those rated AA or better, at the end of September. The Institutional Share Class (I-shares) returned 1.6% over the past 4 quarters ending September 30, 2023. Over this same period, the Bloomberg Barclays 7 Year U.S. Municipal Bond Index, the Fund’s primary benchmark, returned -2.2% and the Lipper Other State Intermediate Municipal Bond Index returned 1.8%. The Fund is Kansas-specific in nature, while the Indexes are non-state specific (General Market or Other State Focus).

The Fund did not employ any derivative investments during the year ending September 30, 2023. Carret Asset Management LLC

(1)	News from Kansas Reflector dated 10/3/23
(2)	News from the Topeka Capital-Journal dated 10/2/23

2

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update
September 30, 2023 (Unaudited)

Average Annual Total Returns (as of September 30, 2023)

	1 Year	5 Year	10 Year	Since Inception*
Carret Kansas Tax-Exempt Bond Fund - Institutional Class	1.57%	0.26%	1.50%	3.84%
Carret Kansas Tax-Exempt Bond Fund – Class A (NAV)	1.32%	0.00%	1.18%	3.52%
Carret Kansas Tax-Exempt Bond Fund – Class A (MOP)	-3.01%	-0.86%	0.74%	3.38%
Bloomberg Barclays US Municipal Bond: 7 Year (6-8) Index(a)	2.23%	1.27%	1.94%	2.25%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 287-7933.

*	The Fund commenced operations on May 22, 2007. The Predecessor Fund, American Independence Kansas Tax-Exempt Bond Fund was reorganized into the Fund on September 14, 2018. Fund performance prior to September 24, 2018 is reflective of the past performance of the Predecessor Fund. The Institutional Class of the Predecessor Fund commenced operations on December 10, 1990. Class A of the Predecessor Fund commenced operations on August 6, 2002.

(a)	The Bloomberg Barclays 7-Year US Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Class A shares (as reported in the January 27, 2023 Prospectus) are 0.58% and 0.48% and 0.90% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Annual Report | September 30, 2023	3

Carret Kansas Tax-Exempt Bond Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of $3,000,000 Initial Investment (as of September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $3,000,000 in the Institutional Class. Due to differing expenses, performance of Class A will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Diversification (% of Net Assets as of September 30, 2023)

4

Carret Kansas Tax-Exempt Bond Fund	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Examples. As a shareholder of the Carret Kansas Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2023 and held through September 30, 2023.” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period April 1, 2023 - September 30, 2023(b)
Carret Kansas Tax-Exempt Bond Fund
Institutional Class
Actual	$1,000.00	$948.50	0.48%	$2.34
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43

Class A
Actual	$1,000.00	$949.70	0.73%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.73%	$3.70

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2023	5

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (98.63%)
Education (44.37%)(a)
Allen County Unified School District No. 257, General Obligation Unlimited Bonds
3.000%, 09/01/2043	$2,415,000	$1,772,016
Barton Community College, Certificate Participation Bonds
4.000%, 12/01/2032	555,000	555,949
4.000%, 12/01/2034	250,000	245,983
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds
5.000%, 09/01/2025	355,000	358,519
Bourbon County Unified School District No. 234-Fort Scott, Certificate Participation Bonds
4.000%, 09/01/2037	400,000	360,871
Butler County Unified School District No. 206 Remington, General Obligation Unlimited Bonds
3.000%, 09/01/2034	1,000,000	858,157
3.000%, 09/01/2035	510,000	429,381
Butler County Unified School District No. 375 Circle, General Obligation Unlimited Bonds
3.000%, 09/01/2035	750,000	639,795
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.000%, 09/01/2030	690,000	690,138
4.000%, 09/01/2031	500,000	497,080
5.000%, 09/01/2034	2,000,000	2,110,921
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds
4.000%, 09/01/2034	1,000,000	991,091
4.000%, 09/01/2036	500,000	487,313
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,476,298
4.000%, 09/01/2033	500,000	498,289
Ellis County Unified School District No. 489 Hays, General Obligation Unlimited Bonds
5.000%, 09/01/2042	535,000	548,037
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,493,743
5.000%, 09/01/2027	800,000	828,863
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds
4.000%, 03/01/2030	1,150,000	1,159,747
4.000%, 03/01/2034	1,000,000	1,008,476
Franklin County Unified School District No. 289 Wellsville, General Obligation Unlimited Bonds
4.000%, 09/01/2030	645,000	658,792
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
5.000%, 09/01/2032	150,000	153,286
Geary County Unified School District No. 475, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,000,000	870,733
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.000%, 09/01/2031	400,000	399,292
4.000%, 09/01/2033	1,000,000	953,726
4.000%, 09/01/2035	1,000,000	946,808
5.000%, 09/01/2030	1,970,000	2,043,152
Johnson County Unified School District No. 229 Blue Valley, General Obligation Unlimited Bonds
4.000%, 10/01/2040	1,500,000	1,385,667
Johnson County Unified School District No. 232 De Soto, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,165,000	1,169,782
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
2.000%, 09/01/2030	750,000	623,543
4.000%, 09/01/2031	1,000,000	998,229
4.000%, 09/01/2033	175,000	175,109
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds
3.000%, 10/01/2039	2,000,000	1,583,311
4.000%, 10/01/2035	425,000	424,207
5.000%, 10/01/2041	500,000	526,840

See Notes to Financial Statements.

6

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Education (continued)
Kansas City Kansas Community College Auxiliary Enterprise System, Revenue Bonds
4.000%, 09/01/2032	$140,000	$135,986
4.000%, 09/01/2033	100,000	96,171
Kansas Development Finance Authority, Revenue Bonds
2.000%, 05/01/2031	630,000	508,946
2.000%, 06/01/2032	1,000,000	785,655
2.000%, 05/01/2033	800,000	612,491
3.000%, 05/01/2030	450,000	425,547
3.500%, 05/01/2033	500,000	469,514
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.000%, 09/01/2036	1,000,000	1,011,134
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,053,589
Leavenworth County Unified School District No. 464, General Obligation Unlimited Bonds
4.000%, 09/01/2034	675,000	673,877
4.000%, 09/01/2036	465,000	446,375
Lyon County Unified School District No. 253 Emporia, General Obligation Unlimited Bonds
4.000%, 09/01/2030	325,000	326,369
Miami County Unified School District No. 416 Louisburg, General Obligation Unlimited Bonds
3.000%, 09/01/2035	500,000	422,365
Riley County Unified School District No. 378 Riley, General Obligation Unlimited Bonds
3.000%, 09/01/2039	925,000	712,726
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds
5.000%, 09/01/2028	1,220,000	1,261,029
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds
3.500%, 10/01/2036	845,000	749,260
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.000%, 09/01/2030	500,000	500,535
5.000%, 09/01/2033	750,000	757,447
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds
4.000%, 09/01/2029	530,000	532,780
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds
5.000%, 10/01/2024	370,000	374,012
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds
4.000%, 09/01/2032	750,000	744,016
Sedgwick County Unified School District No. 267 Renwick, General Obligation Unlimited Bonds
4.000%, 11/01/2033	350,000	348,032
4.000%, 11/01/2034	425,000	422,199
4.000%, 11/01/2035	635,000	628,255
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,000,000	1,011,024
4.000%, 09/01/2032	500,000	505,114
5.000%, 09/01/2029	2,390,000	2,442,351
University of Kansas Hospital Authority, Revenue Bonds
5.000%, 09/01/2028	250,000	254,245
5.000%, 09/01/2030	350,000	354,723
5.000%, 09/01/2031	500,000	505,895
Washburn University/Topeka, Revenue Bonds
4.000%, 07/01/2041	330,000	290,737
5.000%, 07/01/2035	500,000	504,392
Wyandotte County Unified School District No. 202 Turner, General Obligation Unlimited Bonds
4.000%, 09/01/2038	1,225,000	1,244,018
4.000%, 09/01/2039	400,000	406,210
Wyandotte County Unified School District No. 203 Piper, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,035,808

See Notes to Financial Statements.

Annual Report | September 30, 2023	7

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Education (continued)
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Bonds
5.000%, 09/01/2030	$500,000	$519,267
Total Education		52,995,238

General Obligation (33.11%)(a)
Abilene Public Building Commission, Revenue Bonds
4.000%, 12/01/2029	325,000	325,464
4.000%, 12/01/2031	445,000	442,337
Ashland Public Building Commission, Revenue Bonds
5.000%, 09/01/2035	720,000	720,101
City of Arkansas City, General Obligation Unlimited Bonds
2.000%, 08/01/2035	1,000,000	720,294
City of Concordia, General Obligation Unlimited Bonds
2.000%, 11/01/2038	350,000	230,385
2.000%, 11/01/2039	355,000	227,423
2.000%, 11/01/2040	365,000	227,752
City of Garden City, General Obligation Unlimited Bonds
3.000%, 11/01/2028	950,000	891,408
City of Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	445,000	441,534
City of Leawood, General Obligation Unlimited Bonds
4.000%, 09/01/2029	300,000	306,280
City of Lenexa, General Obligation Unlimited Bonds
3.000%, 09/01/2033	1,560,000	1,397,546
City of Manhattan, General Obligation Unlimited Bonds
3.500%, 06/15/2027	960,000	935,313
4.000%, 11/01/2031	400,000	397,455
5.000%, 11/01/2025	570,000	584,057
5.000%, 11/01/2029	800,000	865,886
City of Olathe, General Obligation Unlimited Bonds
3.000%, 10/01/2033	1,000,000	879,070
4.000%, 10/01/2028	1,315,000	1,322,575
City of Overland Park, General Obligation Unlimited Bonds
4.000%, 09/01/2037	475,000	464,860
4.000%, 09/01/2038	475,000	459,127
4.000%, 09/01/2039	350,000	333,747
City of Paola, General Obligation Unlimited Bonds
5.000%, 09/01/2030	535,000	572,114
City of Park City, General Obligation Unlimited Bonds
5.375%, 12/01/2025	5,000	5,005
City of Salina, General Obligation Unlimited Bonds
3.000%, 10/01/2033	620,000	537,925
3.000%, 10/01/2036	680,000	556,884
City of Shawnee, General Obligation Unlimited Bonds
4.000%, 12/01/2027	425,000	426,788
City of Spring Hill, General Obligation Unlimited Bonds
4.000%, 09/01/2029	810,000	817,891
City of Wichita, General Obligation Unlimited Bonds
2.000%, 06/01/2035	400,000	302,056
3.000%, 10/01/2030	720,000	667,622
4.000%, 06/01/2030	820,000	823,215
5.000%, 06/01/2031	700,000	756,896
City of Wichita, Revenue Bonds
5.000%, 09/01/2030	1,000,000	1,056,812
County of Anderson, General Obligation Unlimited Bonds
3.000%, 08/01/2033	750,000	656,580

See Notes to Financial Statements.

8

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
General Obligation (continued)
County of Clay, General Obligation Unlimited Bonds
4.000%, 10/01/2036	$750,000	$750,595
County of Geary, General Obligation Unlimited Bonds
4.000%, 09/01/2030	415,000	417,022
County of Johnson, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,125,000	1,127,145
4.000%, 09/01/2035	1,525,000	1,467,869
County of Linn, General Obligation Unlimited Bonds
4.000%, 07/01/2032	505,000	501,275
County of Saline, General Obligation Unlimited Bonds
4.000%, 09/01/2029	765,000	780,197
Johnson County Public Building Commission, Revenue Bonds
3.000%, 09/01/2030	790,000	728,458
4.000%, 09/01/2029	650,000	651,249
4.000%, 09/01/2030	500,000	500,617
4.000%, 09/01/2031	1,500,000	1,503,364
Kansas Development Finance Authority, Revenue Bonds
2.000%, 11/01/2033	950,000	735,790
2.000%, 11/01/2034	975,000	740,057
4.000%, 11/01/2030	800,000	799,984
4.000%, 11/01/2031	1,100,000	1,093,750
5.000%, 05/01/2042	1,500,000	1,587,285
Saline County Public Building Commission, Revenue Bonds
2.000%, 09/01/2033	200,000	155,470
2.000%, 09/01/2034	225,000	171,550
2.000%, 09/01/2035	220,000	160,687
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
2.000%, 08/01/2033	1,000,000	780,017
4.000%, 08/01/2029	685,000	686,072
4.000%, 08/01/2030	2,105,000	2,101,164
4.000%, 08/01/2031	930,000	929,968
4.000%, 08/01/2032	1,000,000	992,319
5.000%, 08/01/2025	815,000	829,539
Total General Obligation		39,543,845

Health Care (1.13%)
Lyon County Public Building Commission, Revenue Bonds
5.000%, 12/01/2035	1,335,000	1,355,053

Public Services (1.34%)
Johnson County Park & Recreation District, Certificate Participation Bonds
3.000%, 09/01/2028	1,165,000	1,098,006
3.000%, 09/01/2029	535,000	497,911
Total Public Services		1,595,917

Transportation (10.83%)
Kansas Turnpike Authority, Revenue Bonds
5.000%, 09/01/2030	1,000,000	1,076,387
5.000%, 09/01/2031	630,000	679,062
5.000%, 09/01/2032	500,000	539,194
5.000%, 09/01/2036	1,000,000	1,061,487
5.000%, 09/01/2037	1,000,000	1,053,960
5.000%, 09/01/2038	1,150,000	1,205,910

See Notes to Financial Statements.

Annual Report | September 30, 2023	9

Carret Kansas Tax-Exempt Bond Fund	Portfolio of Investments
September 30, 2023

	Principal Amount	Value (Note 2)
Transportation (continued)
State of Kansas Department of Transportation, Revenue Bonds
5.000%, 09/01/2028	$1,500,000	$1,574,504
5.000%, 09/01/2031	3,020,000	3,140,627
5.000%, 09/01/2032	500,000	519,774
5.000%, 09/01/2034	2,000,000	2,079,628
Total Transportation		12,930,533

Utilities (7.85%)
City of Lawrence Water & Sewage System, Revenue Bonds
4.000%, 11/01/2032	1,180,000	1,175,206
City of McPherson Water System, Revenue Bonds
2.000%, 10/01/2038	440,000	290,091
City of Olathe Water & Sewer System, Revenue Bonds
2.000%, 07/01/2034	540,000	410,314
2.000%, 07/01/2035	550,000	403,833
3.000%, 07/01/2030	675,000	616,808
3.000%, 07/01/2031	555,000	498,022
3.000%, 07/01/2032	745,000	658,232
3.000%, 07/01/2033	755,000	660,497
4.000%, 07/01/2024	250,000	250,058
City of Topeka Combined Utility, Revenue Bonds
2.000%, 08/01/2043	1,070,000	625,884
City of Wichita Water & Sewer Utility, Revenue Bonds
3.000%, 10/01/2029	1,180,000	1,081,436
3.375%, 10/01/2039	1,000,000	831,893
Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
3.000%, 09/01/2035	250,000	211,960
3.000%, 09/01/2040	250,000	184,123
5.000%, 09/01/2031	1,350,000	1,372,587
5.000%, 09/01/2033	100,000	101,314
Total Utilities		9,372,258

TOTAL MUNICIPAL BONDS
(Cost $131,391,551)		117,792,844

	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.96%)
Money Market Fund (0.96%)
First American Treasury Obligations Fund, Class X (5.265%, 7-Day Yield)	1,146,681	$1,146,681
Total Money Market Fund		1,146,681

TOTAL SHORT TERM INVESTMENTS
(Cost $1,146,681)		1,146,681

TOTAL INVESTMENTS (99.59%)
(Cost $132,538,232)		$118,939,525

OTHER ASSETS IN EXCESS OF LIABILITIES (0.41%)		490,716

NET ASSETS (100.00%)		$119,430,241

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements.

10

Carret Kansas Tax-Exempt Bond Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS:
Investments, at value (Cost $132,538,232)	$118,939,525
Cash and cash equivalents	8,801
Receivable for shares sold	131,710
Dividends and interest receivable	853,926
Other assets	2,023
Total Assets	119,935,985

LIABILITIES:
Distributions payable	208,050
Payable for administration and transfer agent fees	45,360
Payable for shares redeemed	193,635
Payable to adviser	20,877
Payable for distribution fees	204
Payable for printing fees	3,476
Payable for professional fees	21,329
Payable for trustees' fees and expenses	5,335
Payable to Chief Compliance Officer fees	3,353
Accrued expenses and other liabilities	4,125
Total Liabilities	505,744
NET ASSETS	$119,430,241

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$134,198,028
Total distributable earnings/(deficit)	(14,767,787)
NET ASSETS	$119,430,241

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$9.60
Net Assets	$118,458,200
Shares of beneficial interest outstanding	12,339,386
Class A :
Net Asset Value, offering and redemption price per share	$9.60
Net Assets	$972,041
Shares of beneficial interest outstanding	101,250
Maximum offering price per share(a)	$10.03

(a)	Net Asset Value/100% minus maximum sales charge of net asset value, 4.25% for the Fund, adjusted to the nearest cent.

See Notes to Financial Statements.

Annual Report | September 30, 2023	11

Carret Kansas Tax-Exempt Bond Fund	Statement of Operations
For the Year Ended September 30, 2023

INVESTMENT INCOME:
Interest	$3,232,009
Total Investment Income	3,232,009

EXPENSES:
Investment advisory fees (Note 6)	397,090
Administration fees	196,566
Distribution fees
Class A	2,766
Custody fees	13,964
Legal fees	14,748
Audit and tax fees	17,650
Transfer agent fees	46,049
Trustees' fees and expenses	11,377
Registration and filing fees	41,908
Printing fees	5,404
Chief Compliance Officer fees	37,994
Insurance fees	4,455
Other expenses	8,462
Total Expenses	798,433
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(158,799)
Class A	(1,936)
Total fees waived/reimbursed by investment adviser	(160,735)
Net Expenses	637,698
NET INVESTMENT INCOME	2,594,311

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(1,250,238)
Net realized loss	(1,250,238)
Change in unrealized appreciation/(depreciation) on:
Investments	1,219,951
Net change	1,219,951

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(30,287)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,564,024

See Notes to Financial Statements.

12

Carret Kansas Tax-Exempt Bond Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$2,594,311	$3,053,701
Net realized gain/(loss) on investments	(1,250,238)	8,875
Net change in unrealized appreciation/(depreciation) on investments	1,219,951	(23,279,270)
Net increase/(decrease) in net assets resulting from operations	2,564,024	(20,216,694)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(2,584,190)	(3,161,060)
Class A	(19,020)	(38,471)
Total distributions	(2,603,210)	(3,199,531)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	16,565,736	19,206,599
Dividends reinvested	112,701	285,016
Shares redeemed	(36,307,952)	(38,481,641)
Net decrease from beneficial share transactions	(19,629,515)	(18,990,026)
Class A
Shares sold	21,098	17,253
Dividends reinvested	16,960	27,794
Shares redeemed	(188,781)	(2,454,894)
Net decrease from beneficial share transactions	(150,723)	(2,409,847)
Net decrease in net assets	(19,819,424)	(44,816,098)

NET ASSETS:
Beginning of year	139,249,665	184,065,763
End of year	$119,430,241	$139,249,665

See Notes to Financial Statements.

Annual Report | September 30, 2023	13

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights
Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$9.64		$11.10	$11.16		$10.97	$10.59

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.20		0.19	0.20		0.24	0.28
Net realized and unrealized gain/(loss) on investments	(0.04)		(1.45)	(0.06)		0.21	0.42
Total from investment operations	0.16		(1.26)	0.14		0.45	0.70

LESS DISTRIBUTIONS:
From net investment income	(0.20)		(0.19)	(0.20)		(0.24)	(0.28)
From net realized gains on investments	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.02)	(0.04)
Total Distributions	(0.20)		(0.20)	(0.20)		(0.26)	(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.04)		(1.46)	(0.06)		0.19	0.38
NET ASSET VALUE, END OF PERIOD	$9.60		$9.64	$11.10		$11.16	$10.97

TOTAL RETURN(c)	1.57%		(11.49%)	1.30%		4.17%	6.77%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$118,458		$138,130	$180,253		$178,827	$179,409

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.60%		0.58%	0.56%		0.57%	0.55%
Operating expenses including reimbursement/waiver	0.48%		0.48%	0.48%		0.48%	0.48%
Net investment income including reimbursement/waiver	1.96%		1.80%	1.83%		2.17%	2.62%

PORTFOLIO TURNOVER RATE	8%		6%	8%		16%	12%

(a)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

14

Carret Kansas Tax-Exempt Bond Fund	Financial Highlights
Class A	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$9.64		$11.10	$11.16		$10.97	$10.59

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.17		0.16	0.18		0.21	0.26
Net realized and unrealized gain/(loss) on investments	(0.04)		(1.45)	(0.06)		0.21	0.42
Total from investment operations	0.13		(1.29)	0.12		0.42	0.68

LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.16)	(0.18)		(0.21)	(0.26)
From net realized gains on investments	(0.00	)(b)	(0.01)	(0.00	)(b)	(0.02)	(0.04)
Total Distributions	(0.17)		(0.17)	(0.18)		(0.23)	(0.30)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.04)		(1.46)	(0.06)		0.19	0.38
NET ASSET VALUE, END OF PERIOD	$9.60		$9.64	$11.10		$11.16	$10.97

TOTAL RETURN(c)	1.32%		(11.72%)	1.05%		3.91%	6.50%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$972		$1,120	$3,813		$4,253	$4,145

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.91%		0.90%	0.87%		0.86%	0.88%
Operating expenses including reimbursement/waiver	0.73%		0.73%	0.73%		0.73%	0.73%
Net investment income including reimbursement/waiver	1.71%		1.54%	1.58%		1.92%	2.40%

PORTFOLIO TURNOVER RATE	8%		6%	8%		16%	12%

(a)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	15

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Carret Kansas Tax-Exempt Bond Fund (the “Fund” or “Kansas Tax-Exempt Bond Fund”) formally known as the American Independence Kansas Tax-Exempt Bond Fund. On September 13, 2019, Carret Asset Management, LLC (the “Adviser” or “Carret") became the adviser to the Kansas Tax-Exempt Bond Fund, changing the Fund’s name from American Independence to Carret. The Fund’s investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund currently offers Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the "Board" or "Trustees") may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

16

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$117,792,844	$–	$117,792,844
Short Term Investments	1,146,681	–	–	1,146,681
Total	$1,146,681	$117,792,844	$–	$118,939,525

*	For a detailed Sector breakdown, see the accompanying Portfolio of Investments.

There were no Level 3 securities held in the Fund during the year ended September 30, 2023.

Securities Purchased on a When-Issued Basis: The Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

The Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Annual Report | September 30, 2023	17

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its investment adviser has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30, 2023 and September 30, 2022, respectively were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$62,679	$2,531,707	$8,824

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$1,436	$3,052,265	$145,830

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation (excess of value over tax cost)	$105
Gross unrealized depreciation (excess of tax cost over value)	(13,598,812)
Net appreciation (depreciation) of foreign currency and derivatives	–
Net unrealized depreciation	$(13,598,707)
Cost of investments for income tax purposes	$132,538,232

Reclassifications: As of September 30, 2023, there were no permanent differences in book and tax accounting.

18

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

Components of Distributable Earnings: At September 30, 2023, components of distributable earnings were as follows:

Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$5,062
Tax-Exempt Undistributed Income	284,146
Accumulated capital losses	(1,250,238)
Net unrealized depreciation	(13,598,707)
Other cumulative effect of timing differences(a)	(208,050)
Total	$(14,767,787)

(a)	Related to distribution payable at year end.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short-Term	Long-Term
$—	$422,804

The Fund elects to defer to the period ending September 30, 2024, capital losses recognized during the period November 1, 2022 - September 30, 2023 in the amount of $827,434.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Kansas Tax-Exempt Bond Fund	$9,776,964	$28,097,061

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Kansas Tax-Exempt Bond Fund
Institutional Class
Shares sold	1,651,757	1,798,774
Shares issued in reinvestment of distributions to shareholders	11,296	26,632
Shares redeemed	(3,653,062)	(3,732,791)
Net decrease in shares outstanding	(1,990,009)	(1,907,385)
Class A
Shares sold	2,110	1,646
Shares issued in reinvestment of distributions to shareholders	1,699	2,640
Shares redeemed	(18,725)	(231,525)
Net decrease in shares outstanding	(14,916)	(227,239)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 97% of the shares outstanding of the Fund are owned by two omnibus accounts.

Annual Report | September 30, 2023	19

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Carret Asset Management, LLC, serves as the investment adviser to the Fund. The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms by approval at an in-person meeting called for the purpose of considering such matters. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ prior written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ prior written notice.

Pursuant to a fee waiver letter agreement (“Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, (excluding Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48% of the Fund’s average daily net assets. The Fee Waiver Agreement is in effect through January 31, 2024, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

As of September 30, 2023, the balances of recoupable expenses for the Fund were as follows:

Kansas Tax-Exempt Bond Fund	Expiring in 2024	Expiring in 2025	Expiring in 2026	Total
Institutional Class	$141,747	$171,583	$158,799	$472,129
Class A	5,803	3,981	1,936	11,720

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2023, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Class A Shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Fund’s Class A Shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Starting as of September 24, 2018, the Board authorized 0.00% to be paid on shareholder servicing fees.

20

Carret Kansas Tax-Exempt Bond Fund	Notes to Financial Statements
September 30, 2023

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund was permitted to pay distribution and service fees at an annual rate of up to 0.25% of its Class A share assets. Distribution fees paid by the Fund for the year ended September 30, 2023, are disclosed in the Statement of Operations.

7. TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2023	21

Report of Independent Registered
Carret Kansas Tax-Exempt Bond Fund	Public Accounting Firm

To the Shareholders of Carret Kansas Tax-Exempt Bond Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Carret Kansas Tax-Exempt Bond Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

22

Disclosure Regarding Renewal and
Carret Kansas Tax-Exempt Bond Fund	Approval of Fund Advisory Agreement
September 30, 2023 (Unaudited)

On August 17, 2023, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Carret Asset Management, LLC (“Carret”) in accordance with Section 15(c) of the 1940 Act (“Carret Agreement”). The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In evaluating Carret and the fees charged under the Carret Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Carret Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Carret Fund under the Carret Agreement. The Trustees reviewed the background materials supplied by Carret, including consolidated financial statements with its parent company, organizational chart, Form ADV, compliance reports, and expense limitation agreement.

The Trustees evaluated Carret’s history as an asset manager. The Trustees discussed the research and decision-making processes utilized by Carret, including the methods adopted to seek to achieve compliance with the investment objective, policies, and restrictions of the Carret Fund, and noted that the portfolio managers of the Fund had a clear methodology for selecting assets for inclusion in the Fund’s portfolio. The Trustees considered the background and experience of Carret’s management team, including the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Carret Fund, and personnel changes over the past year. The Trustees reviewed the backgrounds of key investment personnel responsible for servicing the Fund and noted their education and diverse financial industry experience. The Trustees also considered the reputation of Carret and its ability to deliver all services required of an adviser. The Trustees considered Carret’s commitment to providing high quality service to the Carret Fund, as observed by the Trustees in their interaction with Carret personnel and confirmed by the officers of the Trust.

Performance: The Trustees discussed the Fund’s performance as compared to its benchmark and a third-party provided peer group, including an independent third-party report comparing Fund performance against a peer group and a universe of comparable funds. The Trustees acknowledged that the Fund’s benchmark differed to some extent from the Fund’s portfolio because the benchmark includes securities outside of Kansas while the Fund currently invests almost exclusively in Kansas issues. The Trustees acknowledged that the Fund’s performance compared to its universe may contain significant differences based on the individual investment mandates of each Fund within the universe. Taking these differences into account, the Trustees noted that the total return relative to the Fund’s peer groups for the one-year, three-year, and the five-year periods were below median. The Board concluded that, in light of the adviser’s focus on credit quality and other risk controls, the Fund’s performance was satisfactory.

Investment Advisory Fee Rate and Net Expense Ratio: The Trustees noted that the Carret Fund’s contractual advisory fee for both share classes was unchanged and remained at 0.30%. The Trustees reviewed the Fund’s gross advisory fees relative to the Fund’s peer group, and the total net expense ratio relative to the Fund’s peer group. Each class compared favorably to those peer groups, with all of those fees and ratios for each class being in the lowest (most favorable) quartile, with the exception of the total net expense ratio for Class A, which was in the second lowest quartile. The Trustees also acknowledged that Carret had entered into an expense limitation that was in effect through January 31, 2024. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for the Carret Fund, were not unreasonable for the quality of services provided.

Profitability: The Trustees received and considered information related to Carret’s profitability with respect to its relationship with the Fund. The Trustees also considered the impact of the expense limitation agreement with respect to Carret’s profits earned. The Trustees then reviewed and discussed Carret’s consolidated financial statements to analyze Carret’s stability. The Trustees considered the level of profit earned by Carret and determined it was not excessive either in terms of a total dollar amount or as a percentage of gross revenue earned.

Comparable Accounts: The Trustees noted certain information provided by Carret regarding fees charged to its largest clients utilizing a strategy similar to that employed by the Carret Fund. Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the Trustees determined that the fee structures applicable to Carret’s other clients employing a comparable strategy to the Fund were not indicative of any unreasonableness with respect to the advisory fee payable by the Fund.

Economies of Scale: The Trustees considered whether economies of scale had been reached with respect to Carret’s management of the Fund. They again recognized the benefits received by shareholders from the expense limitation agreement in place. They also considered that Fund shareholders benefit from the current scale of Carret’s advisory business, which afforded opportunities in terms of execution, access to markets and research, and similar benefits of institutional investing, but that the Fund’s assets under management now and during the renewal period would likely not result in material additional economies of scale for Carret.

Annual Report | September 30, 2023	23

Disclosure Regarding Renewal and
Carret Kansas Tax-Exempt Bond Fund	Approval of Fund Advisory Agreement
September 30, 2023 (Unaudited)

Other Benefits to the Adviser: The Trustees considered whether any other benefits were derived by Carret from its relationship with the Fund, noting that Carret identified no material ancillary benefits.

Having requested and reviewed such information from Carret as the Board believed to be reasonably necessary to evaluate the terms of the Carret Agreement, the Trustees concluded that the compensation of Carret was appropriate under the Carret Agreement and the renewal of the Carret Agreement was in the best interests of the Carret Fund and its shareholders.

24

Carret Kansas Tax-Exempt Bond Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-287-7933 or by writing to Carret Asset Management, LLC at 320 Park Avenue, 18th Floor, New York, New York 10022.

3. TAX DESIGNATIONS

For the year ended September 30, 2023, pursuant to Section 852(b)(3) of the Internal Revenue Code, Carret Kansas Tax-Exempt Bond Fund designated $8,824 as long-term capital gain dividends.

For the year ended September 30, 2023, 97.5841% of the distributions from net investment income for Carret Kansas Tax-Exempt Bond Fund are exempt from federal income tax.

Annual Report | September 30, 2023	25

Liquidity Risk Management
Carret Kansas Tax-Exempt Bond Fund	Program Disclosure
September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

26

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy
September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We do not share.
For joint marketing with other financial companies		No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences		Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We do not share.
For non-affiliates to market to you		No	We do not share.
QUESTIONS?	Call 1-833-287-7933.

Annual Report | September 30, 2023	27

Carret Kansas Tax-Exempt Bond Fund	Privacy Policy
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Carret Kansas Tax-Exempt Bond Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes-information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

28

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	29

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (since September 2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

30

Carret Kansas Tax-Exempt Bond Fund	Trustees & Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022; Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, XSquare Balanced Fund and X-Square Series Trust.
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	31

This material must be preceded or accompanied by a prospectus.

The Carret Kansas Tax-Exempt Bond Fund is distributed by ALPS Distributors, Inc

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	3
Clarkston Fund	8
Clarkston Founders Fund	13
Disclosure of Fund Expenses	18
Portfolios of Investments
Clarkston Partners Fund	20
Clarkston Fund	22
Clarkston Founders Fund	24
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets
Clarkston Partners Fund	28
Clarkston Fund	29
Clarkston Founders Fund	30
Financial Highlights	32
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	57
Additional Information	58
Liquidity Risk Management Program	60
Privacy Policy	61
Trustees and Officers	64

Clarkston Funds	Shareholder Letter
September 30, 2023 (Unaudited)

Dear Shareholder:

When faced with the exuberance of the broader market, it can be hard to not be swayed by the prevailing sentiments of the investment community at large. This past fiscal year has shown the market’s favor shift once again toward growth-oriented stocks, with growth indexes outpacing their value counterparts. We continue to believe the valuations in most of these growth-oriented businesses are stretched and therefore we have avoided owning them. This has hurt relative short-term performance, but we believe that a patient, disciplined approach to our Quality Value investment philosophy will effectively compound wealth over the long term.

During the year ended September 30, 2023, Clarkston Capital’s investment philosophy led the Clarkston Funds to solid absolute returns, despite their relative underperformance compared to their respective benchmarks. The Clarkston Partners Fund – Institutional Class returned 7.16% versus the Russell 2500TM Index’s return of 11.28%, the Clarkston Founders Fund – Institutional Class returned 9.50% versus the Russell Midcap® Index’s return of 13.45%, and the Clarkston Fund – Institutional Class returned 17.04% versus the Russell 1000® Index’s return of 21.19%.

It never feels good to fall short of a benchmark’s relative performance, even as we enjoy positive absolute returns ourselves. But the market is unpredictable, and to chase a hypothetical, arbitrary return is a fool’s errand. As the saying goes, the ‘perfect’ is the enemy of the ‘good.’ Rather than tie our fate to the capricious, short-term sentiment of the greater market, we steadfastly adhere to our Quality Value investment philosophy. Through strict discipline and rigor, we aim to compound client wealth over full market cycles, and we believe the Funds’ results this year prove our efforts are not in vain.

As always, thank you for the trust and support you continue to place in the Clarkston Funds. We will continue to seek to grow your investment and uncover more value.

Thank you,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

2	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update
September 30, 2023 (Unaudited)

Introduction

Ever since Clarkston Capital was founded, we have championed our Quality Value investment philosophy. For each of our portfolios, including the Clarkston Partners Fund, we select a small number of high-quality businesses with strong underlying fundamentals and invest in them at what we believe are attractive prices below our estimates of intrinsic value. Our goal is never to outperform the benchmark over short-time periods, but to mitigate risk while delivering attractive cash-on-cash absolute returns over full market cycles.

Market Commentary and Performance

The market broadly rose during the twelve months ended September 30, 2023, as the Russell 3000® Index finished with a return of 20.46%. The Russell 3000® Growth Index climbed far above, returning an impressive 26.63%, while the Russell 3000® Value Index returned 14.05%.

During the year ended September 30, 2023, the Clarkston Partners Fund – Institutional Class rose by 7.16% versus its benchmark, the Russell 2500TM Index’s return of 11.28%.

Top Contributors

Top Contributors to the Fund’s performance over the past year included Molson Coors Beverage Company Class B (TAP). Molson Coors benefited from the continued execution of its Revitalization Plan, as ‘Above Premium’ beverage sales reached 28% of global sales, up from 23% in 2019. The iconic brands of Coors Light and Miller Lite are healthy and growing. As of June 30, 2023, combined revenues of the two brands are 50% larger than that of Bud Light in terms of total industry dollars. The Company’s balance sheet is in a strong position, reaching a 2.5x ratio of Net Debt to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) in the second quarter of 2023, down from 4.8x since 2016.

US Foods Holding Corp. (USFD) delivered nine consecutive quarters of market share gains within its independent customer channel through the quarter ended June 30, 2023. The management team reiterated their previous guidance of achieving net leverage below 3.0x by the end of the calendar year 2023. We believe the strength of their balance sheet has allowed US Foods to be more aggressive with capital allocation, evinced by the acquisition of Renzi Foodservice and by $200M in share repurchases to date in 2023.

Another top contributor, Artisan Partners Asset Management, Inc. Class A (APAM), saw its shares rise during the year, as a rebound in equity and debt markets, coupled with strong investment performance, increased the Company’s assets under management. In our view, long-term investment performance remains steadfast, with 20 of 25 investment strategies outperforming their respective benchmarks since inception, net of fees. Capital allocation policy remains consistent through a quarterly cash variable dividend and a special year-end dividend.

LPL Financial Holdings Inc. (LPLA) continues to attract advisors to its platform, as suggested both by $84B of organic flows over the past four quarters and by a large enterprise victory from Prudential for $50B. A higher interest rate environment has created a tailwind for LPL, as net revenues from client cash have materially increased over the past year. We believe capital allocation remains shareholder-friendly, with the leverage ratio below management’s lower range, and share repurchases totaling $672M for the first two quarters of 2023.

Annual Report | September 30, 2023	3

Clarkston Partners Fund	Portfolio Update
September 30, 2023 (Unaudited)

The final top contributor to the Fund was Enerpac Tool Group Corp Class A (EPAC). Management stated that the company continued to execute its ASCEND transformation plan, which led Enerpac to capture approximately $54M of EBITDA benefits one year ahead of schedule. Company management also indicated Enerpac sold Cortland Industrial during the year, furthering the Company’s pure play focus on industrial tools and services and that the balance sheet remains well-positioned, providing the flexibility which allowed Enerpac to repurchase $58M in shares during their fiscal year 2023.

Bottom Contributors

The bottom contributors this year included Clarivate PLC (CLVT). We believe shares of Clarivate declined during the year, as organic revenue growth failed to accelerate due to 1: softness in real-world data sales in the Life Sciences & Healthcare segment, and 2: lower patent renewal volumes in the Intellectual Property segment. In our view, despite these headwinds, the company is laser-focused on product innovation and has stepped up investment to accelerate organic revenue growth. Early results from these investments are encouraging, boasting higher subscription renewal rates and increased revenue growth for the Web of Science product. The company has been active in terms of capital allocation, completing the divestiture of MarkMonitor in November 2022 for $303M, reducing outstanding debt by $614M, and repurchasing $100M in shares.

Shares of Altice USA, Inc. Class A (ATUS) fell during the year, due to persistent residential subscriber losses which have weighed on revenue and EBITDA. According to company financials, declining EBITDA and elevated capital expenditures resulted in lower free cash flow generation and higher net leverage, which climbed to 6.7x as of June 30, 2023. In spite of these challenges, we are optimistic that the newly installed management team, led by Dennis Mathew, has made the appropriate changes to reignite growth, and that Altice has the financial flexibility to service its debt obligation and increase equity value over time.

Another bottom contributor, Leslie’s, Inc. (LESL) faced headwinds during the year from unfavorable weather, increased consumer price sensitivity, and softened demand as pool owners have an elevated amount of chemicals left over from the previous year. In the longer term, we believe the need for continued maintenance of pools remains intact and will benefit the company, as more than 80% of sales are non-discretionary in nature. Exiting the fiscal year, we continue to hold a positive view of the business’s fundamental outlook and are confident in the Fund’s position.

C.H. Robinson Worldwide, Inc. (CHRW) has faced short-term headwinds from a softening freight market, higher inventories, and excess capacity in the marketplace. Additionally, CHRW has undergone a leadership change, replacing former CEO Bob Biesterfield with Dave Bozeman. We remain optimistic about the long-term drivers of the business and believe C.H. Robinson maintains an attractive position in the marketplace as the largest freight broker in a fragmented industry.

Rounding out the bottom contributors was Sysco Corporation (SYY). Shares of Sysco declined during the year, despite revenue growth of 11.2% for their fiscal year ended June 30, 2023. Sysco’s net leverage improved to 2.5x, allowing the company to return approximately $1.5B to shareholders through dividends and share repurchases. Exiting the fiscal year, we remain confident in Sysco’s long-term prospects and compelling valuation.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update
September 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

LPL Financial Holdings, Inc.	9.10%
Clarivate PLC	8.02%
US Foods Holding Corp.	6.86%
Stericycle, Inc.	6.71%
Affiliated Managers Group, Inc.	6.19%
Post Holdings, Inc.	5.85%
Hillenbrand, Inc.	5.80%
Molson Coors Beverage Co.	4.92%
Brown & Brown, Inc.	4.68%
Energizer Holdings, Inc.	3.94%
Top Ten Holdings	62.07%

Sector Allocation (as a % of Net Assets)*

Financials	28.14%
Consumer Staples	24.57%
Industrials	14.71%
Technology	8.02%
Utilities	6.71%
Consumer Discretionary	5.57%
Telecommunications	2.26%
Cash, Cash Equivalents, & Other Net Assets	10.02%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Sector allocation is based on the Industry Classification Benchmark (ICB®) industry classifications.

Annual Report | September 30, 2023	5

Clarkston Partners Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2023)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Partners Fund – Founders Class	7.23%	9.16%	6.58%	8.15%
Clarkston Partners Fund – Institutional Class	7.16%	9.06%	6.50%	8.03%
Russell 2500TM Index TR	11.28%	8.39%	4.55%	8.01%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update
September 30, 2023 (Unaudited)

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Founders Class and Institutional Class shares (as reported in the January 27, 2023 Prospectus), are 0.88% and 0.85% and 1.03% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

All references to portfolio holdings are as of September 30, 2023.

Annual Report | September 30, 2023	7

Clarkston Fund	Portfolio Update
September 30, 2023 (Unaudited)

Introduction

Ever since Clarkston Capital was founded, we have championed our Quality Value investment philosophy. For each of our portfolios, including the Clarkston Fund, we select a small number of high-quality businesses with strong underlying fundamentals and invest in them at what we believe are attractive prices below our estimates of intrinsic value. Our goal is never to outperform the benchmark over short-time periods, but to mitigate risk while delivering attractive cash-on-cash absolute returns over full market cycles.

Market Commentary and Performance

The market broadly rose during the twelve months ended September 30, 2023, as the Russell 3000® Index finished with a return of 20.46%. The Russell 3000® Growth Index climbed far above, returning an impressive 26.63%, while the Russell 3000® Value Index returned 14.05%.

During the year ended September 30, 2023, the Clarkston Fund – Institutional Class rose by 17.04% versus its benchmark, the Russell 1000® Index’s return of 21.19%.

Top Contributors

Top Contributors to the Fund’s performance over the past year included General Electric Company (GE). During the past year, we believe General Electric realized the benefits of its lean transformation, posting strong revenue growth, margin expansion, and better cash conversion. In our view, General Electric is approaching the final stretch of its journey from an industrial conglomerate to a set of focused companies after completing the spin-off of GE Healthcare in January of 2023. The company stated the spin-off of GE Vernova remains on-track for the first half of 2024. Exiting the fiscal year, we believe GE’s future is bright as it continues on as two independent companies: GE Aerospace and GE Vernova, each poised to fully realize its potential.

During their fiscal year 2023, FedEx Corporation (FDX) announced the DRIVE program, which aims for $4B of structural cost savings by fiscal year 2025. These efforts are already taking hold, as FedEx has reduced flight hours, lowered third-party transportation rates, and furthered consolidation of sorting facilities to drive efficiencies; with a target of $1.8B in savings during fiscal year 2024. At fiscal year end, we are optimistic for FedEx’s long-term outlook as the company strives to complete One FedEx and Network 2.0, which we believe will provide improved visibility and additional cost savings.

Another top contributor, US Foods Holding Corp. (USFD), delivered nine consecutive quarters of market share gains within its independent customer channel through the quarter ended June 30, 2023. The management team reiterated their previous guidance of achieving net leverage below 3.0x by the end of the calendar year 2023. We believe the strength of their balance sheet has allowed US Foods to be more aggressive with capital allocation, evinced by the acquisition of Renzi Foodservice and by $200M in share repurchases to date in 2023.

Molson Coors benefited from the continued execution of its Revitalization Plan, as ‘Above Premium’ beverage sales reached 28% of global sales, up from 23% in 2019. The iconic brands of Coors Light and Miller Lite are healthy and growing. As of June 30, 2023, combined revenues of the two brands are 50% larger than that of Bud Light in terms of total industry dollars. The Company’s balance sheet is in a strong position, reaching a 2.5x ratio of Net Debt to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) in the second quarter of 2023, down from 4.8x since 2016.

8	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update
September 30, 2023 (Unaudited)

The final top contributor to the Fund was Netflix, Inc. (NFLX). Shares of Netflix appreciated higher over the past year as the company quieted growth concerns, adding more than 24 million global streaming memberships. This membership growth has been accompanied by what we see as impressive growth in free cash flow, with the Company generating nearly $5.7B of free cash flow during the year. Exiting the fiscal year, we believe Netflix’s global scale in streaming well positions it to be among the top media publishers for many years to come.

Bottom Contributors

The bottom contributors this year included Clarivate PLC (CLVT). We believe shares of Clarivate declined during the year, as organic revenue growth failed to accelerate due to 1: softness in real-world data sales in the Life Sciences & Healthcare segment, and 2: lower patent renewal volumes in the Intellectual Property segment. In our view, despite these headwinds, the company is laser-focused on product innovation and has stepped up investment to accelerate organic revenue growth. Early results from these investments are encouraging, boasting higher subscription renewal rates and increased revenue growth for the Web of Science product. The company has been active in terms of capital allocation, completing the divestiture of MarkMonitor in November 2022 for $303M, reducing outstanding debt by $614M, and repurchasing $100M in shares.

Shares of Altice USA, Inc. Class A (ATUS) fell during the year, due to persistent residential subscriber losses which have weighed on revenue and EBITDA. According to company financials, declining EBITDA and elevated capital expenditures resulted in lower free cash flow generation and higher net leverage, which climbed to 6.7x as of June 30, 2023. In spite of these challenges, we are optimistic that the newly installed management team, led by Dennis Mathew, has made the appropriate changes to reignite growth, and that Altice has the financial flexibility to service its debt obligation and increase equity value over time.

Another bottom contributor, Charles Schwab Corp. (SCHW), was unable to escape the banking crisis earlier in the year, and its shares declined in value due to fears of solvency issues and earnings deterioration. In our view, a mismatch in duration profiles of deposits and assets led to net interest margin contraction of 30 basis points from the fourth quarter of 2022 through the third quarter of 2023. This also caused interest earning assets to decrease by $80B over the same time period. At fiscal year end, we believe that the secular trends driving platform asset growth remain intact and that the scale advantages possessed by Schwab will lead to continued fundamental improvements.

Shares of Dollar General Corporation (DG) declined during the year, as operational challenges and inflationary pressures impacted operating margins. Higher capital expenditures and unfavorable working capital contributed to increased leverage, which sits above management’s target of 3x as of August 4, 2023. Former CEO Todd Vasos has returned in the same role, and we are optimistic in his ability to successfully navigate any transitory headwinds.

Rounding out the bottom contributors was Warner Bros. Discovery, Inc. Series A (WBD). Warner Bros. saw its share price decline over the past year as the Company faced broad industry challenges, such as cord-cutting, softening advertising demand, and Hollywood strikes. Despite these external challenges, the Company made significant progress, reducing net leverage to 4.6x as of June 30, 2023. Management stated that they expect this to fall below 4.0x by the end of calendar year 2023. Exiting the fiscal year, we remain steadfast in our belief that Warner Bros. possesses some of the most valuable properties and IP in media and the current share price does not fully reflect our estimate of its intrinsic value.

Annual Report | September 30, 2023	9

Clarkston Fund	Portfolio Update
September 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

FedEx Corp.	6.23%
US Foods Holding Corp.	6.17%
Molson Coors Beverage Co.	5.83%
Clarivate PLC	5.35%
General Electric Co.	5.20%
Post Holdings, Inc.	5.13%
Anheuser-Busch InBev SA/NV	4.85%
Affiliated Managers Group, Inc.	4.36%
Brown & Brown, Inc.	4.18%
LPL Financial Holdings, Inc.	3.50%
Top Ten Holdings	50.80%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	27.18%
Financials	20.85%
Industrials	20.62%
Consumer Discretionary	7.83%
Technology	5.35%
Health Care	3.36%
Basic Materials	2.28%
Telecommunications	1.90%
Cash, Cash Equivalents, & Other Net Assets	10.63%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Sector allocation is based on the Industry Classification Benchmark (ICB®) industry classifications.

10	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2023)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Fund – Institutional Class	17.04%	9.26%	7.84%	8.08%
Russell 1000® Index TR	21.19%	9.53%	9.63%	12.03%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Annual Report | September 30, 2023	11

Clarkston Fund	Portfolio Update
September 30, 2023 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class shares (as reported in the January 27, 2023 Prospectus), are 0.81% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

All references to portfolio holdings are as of September 30, 2023.

12	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update
September 30, 2023 (Unaudited)

Introduction

Ever since Clarkston Capital was founded, we have championed our Quality Value investment philosophy. For each of our portfolios, including the Clarkston Founders Fund, we select a small number of high-quality businesses with strong underlying fundamentals and invest in them at what we believe are attractive prices below our estimates of intrinsic value. Our goal is never to outperform the benchmark over short-time periods, but to mitigate risk while delivering attractive cash-on-cash absolute returns over full market cycles.

Market Commentary and Performance

The market broadly rose during the twelve months ended September 30, 2023, as the Russell 3000® Index finished with a return of 20.46%. The Russell 3000® Growth Index climbed far above, returning an impressive 26.63%, while the Russell 3000® Value Index returned 14.05%.

During the year ended September 30, 2023, the Clarkston Founders Fund – Institutional Class rose by 9.50% versus, its benchmark, the Russell Midcap® Index’s return of 13.45%.

Top Contributors

Top Contributors to the Fund over the past year included FedEx Corporation (FDX). During their fiscal year 2023, FedEx Corporation (FDX) announced the DRIVE program, which aims for $4B of structural cost savings by fiscal year 2025. These efforts are already taking hold, as FedEx has reduced flight hours, lowered third-party transportation rates, and furthered consolidation of sorting facilities to drive efficiencies; with a target of $1.8B in savings during fiscal year 2024. At fiscal year end, we are optimistic for FedEx’s long-term outlook as the company strives to complete One FedEx and Network 2.0, which we believe will provide improved visibility and additional cost savings.

US Foods Holding Corp. (USFD) delivered nine consecutive quarters of market share gains within its independent customer channel through the quarter ended June 30, 2023. The management team reiterated their previous guidance of achieving net leverage below 3.0x by the end of the calendar year 2023. We believe the strength of their balance sheet has allowed US Foods to be more aggressive with capital allocation, evinced by the acquisition of Renzi Foodservice and by $200M in share repurchases to date in 2023.

Another top contributor, Molson Coors Beverage Company Class B (TAP), benefited from the continued execution of its Revitalization Plan, as ‘Above Premium’ beverage sales reached 28% of global sales, up from 23% in 2019. The iconic brands of Coors Light and Miller Lite are healthy and growing. As of June 30, 2023, combined revenues of the two brands are 50% larger than that of Bud Light in terms of total industry dollars. The Company’s balance sheet is in a strong position, reaching a 2.5x ratio of Net Debt to Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) in the second quarter of 2023, down from 4.8x since 2016.

Despite short-term headwinds in North America, Anheuser-Busch InBev SA/NV Sponsored ADR (BUD) has continued to drive growth in over 85% of its markets as of the second quarter of 2023. We believe Anheuser-Busch benefits from iconic brands, healthy organic growth, and strong free cash flow generation. The balance sheet as of June 30, 2023 maintained strength, as 96% of maturities are at fixed rates, with weighted average pre-tax coupons of approximately 4% and a weighted average maturity of roughly 14 years.

Annual Report | September 30, 2023	13

Clarkston Founders Fund	Portfolio Update
September 30, 2023 (Unaudited)

The final top contributor to the Fund was Brown & Brown, Inc. (BRO). Brown & Brown continued to benefit from the rate increases in the admitted and E&S markets, with organic revenue up 11.1% through the first nine months of 2023. In our view, the National Programs segment continues to drive earning power, boasting growth rates and margin profiles above the Company’s average.

Bottom Contributors

The bottom contributors this year included Clarivate PLC (CLVT). We believe shares of Clarivate declined during the year, as organic revenue growth failed to accelerate due to 1: softness in real-world data sales in the Life Sciences & Healthcare segment, and 2: lower patent renewal volumes in the Intellectual Property segment. In our view, despite these headwinds, the company is laser-focused on product innovation and has stepped up investment to accelerate organic revenue growth. Early results from these investments are encouraging, boasting higher subscription renewal rates and increased revenue growth for the Web of Science product. The company has been active in terms of capital allocation, completing the divestiture of MarkMonitor in November 2022 for $303M, reducing outstanding debt by $614M, and repurchasing $100M in shares.

Shares of Altice USA, Inc. Class A (ATUS) fell during the year, due to persistent residential subscriber losses which have weighed on revenue and EBITDA. According to company financials, declining EBITDA and elevated capital expenditures resulted in lower free cash flow generation and higher net leverage, which climbed to 6.7x as of June 30, 2023. In spite of these challenges, we are optimistic that the newly installed management team, led by Dennis Mathew, has made the appropriate changes to reignite growth, and that Altice has the financial flexibility to service its debt obligation and increase equity value over time.

Another bottom contributor, Charles Schwab Corp. (SCHW), was unable to escape the banking crisis earlier in the year, and its shares declined in value due to fears of solvency issues and earnings deterioration. In our view, a mismatch in duration profiles of deposits and assets led to net interest margin contraction of 30 basis points from the fourth quarter of 2022 through the third quarter of 2023. This also caused interest earning assets to decrease by $80B over the same time period. At fiscal year end, we believe that the secular trends driving platform asset growth remain intact and that the scale advantages possessed by Schwab will lead to continued fundamental improvements.

Shares of Dollar General Corporation (DG) declined during the year, as operational challenges and inflationary pressures impacted operating margins. Higher capital expenditures and unfavorable working capital contributed to increased leverage, which sits above management’s target of 3x as of August 4, 2023. Former CEO Todd Vasos has returned in the same role, and we are optimistic in his ability to successfully navigate any transitory headwinds.

Rounding out the bottom contributors was Warner Bros. Discovery, Inc. Series A (WBD). Warner Bros. saw its share price decline over the past year as the Company faced broad industry challenges, such as cord-cutting, softening advertising demand, and Hollywood strikes. Despite these external challenges, the Company made significant progress, reducing net leverage to 4.6x as of June 30, 2023. Management stated that they expect this to fall below 4.0x by the end of calendar year 2023. Exiting the fiscal year, we remain steadfast in our belief that Warner Bros. possesses some of the most valuable properties and IP in media and the current share price does not fully reflect our estimate of its intrinsic value.

14	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update
September 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Clarivate PLC	7.45%
Post Holdings, Inc.	7.01%
US Foods Holding Corp.	6.93%
FedEx Corp.	6.13%
Molson Coors Beverage Co.	5.79%
Stericycle, Inc.	5.66%
Affiliated Managers Group, Inc.	4.84%
Brown & Brown, Inc.	4.69%
LPL Financial Holdings, Inc.	4.40%
Anheuser-Busch InBev SA/NV	3.97%
Top Ten Holdings	56.87%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	25.48%
Financials	23.22%
Industrials	12.39%
Technology	7.45%
Consumer Discretionary	6.21%
Utilities	5.66%
Health Care	3.33%
Telecommunications	2.53%
Basic Materials	2.26%
Cash, Cash Equivalents, & Other Net Assets	11.47%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Sector allocation is based on the Industry Classification Benchmark (ICB®) industry classifications.

Annual Report | September 30, 2023	15

Clarkston Founders Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2023)

	1 Year	3 Year	5 Year	Since Inception*
Clarkston Founders Fund – Founders Class	9.60%	—	—	-1.07%
Russell Midcap® Index TR	13.45%	—	—	-1.01%
Clarkston Founders Fund – Institutional Class	9.50%	7.21%	7.25%	7.46%
Russell Midcap® Index TR	13.45%	8.09%	6.38%	8.24%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Recent market volatility may have meaningfully impacted performance. There is no guarantee that any positive impact will be repeated. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Founders Class inception date is February 16, 2021 and Institutional Class inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

16	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update
September 30, 2023 (Unaudited)

Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Institutional Class and Founders Class shares (as reported in the January 27, 2023 Prospectus, are 0.99% and 0.95% and 0.84% and 0.80%, respectively. The Fund's investment advisor has contractually agreed to limit expenses through January 31, 2024.

All references to portfolio holdings are as of September 30, 2023.

Annual Report | September 30, 2023	17

Clarkston Funds	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, or Clarkston Founders Fund (the “Funds”), you incur one type of cost, ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2023 – September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period April 1, 2023 - September 30, 2023(b)
Clarkston Partners Fund Founders Class
Actual	$1,000.00	$978.10	0.85%	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

Institutional Class
Actual	$1,000.00	$977.90	0.94%	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	0.94%	$4.76

Clarkston Fund Institutional Class
Actual	$1,000.00	$992.00	0.65%	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

Clarkston Founders Fund Founders Class
Actual	$1,000.00	$980.60	0.80%	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	0.80%	$4.05

Institutional Class
Actual	$1,000.00	$980.50	0.92%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	0.92%	$4.66

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2023	19

Clarkston Partners Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCK (89.98%)
Consumer Discretionary (5.57%)
John Wiley & Sons, Inc., Class A	1,090,000	$40,515,300
Leslie's, Inc.(a)	5,683,403	32,168,061
Total Consumer Discretionary		72,683,361

Consumer Staples (24.57%)
Energizer Holdings, Inc.	1,604,585	51,410,903
Molson Coors Beverage Co., Class B	1,010,000	64,225,900
Post Holdings, Inc.(a)	890,000	76,308,600
Sysco Corp.	594,933	39,295,325
US Foods Holding Corp.(a)	2,253,664	89,470,461
Total Consumer Staples		320,711,189

Financials (28.14%)(b)
Affiliated Managers Group, Inc.	620,198	80,836,607
Artisan Partners Asset Management, Inc., Class A	685,000	25,632,700
Brown & Brown, Inc.	875,000	61,110,000
Franklin Resources, Inc.	1,800,000	44,244,000
LPL Financial Holdings, Inc.	500,000	118,825,000
Willis Towers Watson PLC	175,000	36,568,000
Total Financials		367,216,307

Industrials (14.71%)
CH Robinson Worldwide, Inc.	535,000	46,079,550
Enerpac Tool Group Corp., Class A	1,455,000	38,455,650
GFL Environmental, Inc.	1,000,000	31,760,000
Hillenbrand, Inc.	1,790,000	75,734,900
Total Industrials		192,030,100

Technology (8.02%)
Clarivate PLC(a)	15,600,000	104,676,000

Telecommunications (2.26%)
Altice USA, Inc., Class A(a)	9,000,000	29,430,000

Utilities (6.71%)
Stericycle, Inc.(a)	1,960,000	87,631,600

TOTAL COMMON STOCK
(Cost $1,034,646,929)		1,174,378,557

See Notes to Financial Statements.

20	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments
September 30, 2023

TOTAL INVESTMENTS (89.98%)
(Cost $1,034,646,929)	$1,174,378,557

OTHER ASSETS IN EXCESS OF LIABILITIES (10.02%)	130,764,264

NET ASSETS (100.00%)	$1,305,142,821

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 2.

The sector categorization above is based on the Industry Classification Benchmark (ICB®) industry classifications. Sectors are shown as a percent of the Fund's net assets. Industry categorizations used for Fund compliance purposes are based on classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management.(Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2023	21

Clarkston Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCK (89.37%)
Basic Materials (2.28%)
International Flavors & Fragrances, Inc.	42,000	$2,863,140

Consumer Discretionary (7.83%)
Dollar General Corp.	32,000	3,385,600
Netflix, Inc.(a)	6,000	2,265,600
The Walt Disney Co.(a)	12,000	972,600
Warner Bros. Discovery, Inc.(a)	295,000	3,203,700
Total Consumer Discretionary		9,827,500

Consumer Staples (27.18%)(b)
Anheuser-Busch InBev SA/NV, Sponsored ADR	110,000	6,083,000
Lamb Weston Holdings, Inc.	37,000	3,421,020
Molson Coors Beverage Co., Class B	115,000	7,312,850
Post Holdings, Inc.(a)	75,000	6,430,500
Sysco Corp.	47,000	3,104,350
US Foods Holding Corp.(a)	195,000	7,741,500
Total Consumer Staples		34,093,220

Financials (20.85%)
Affiliated Managers Group, Inc.	42,000	5,474,280
Brown & Brown, Inc.	75,000	5,238,000
Franklin Resources, Inc.	135,000	3,318,300
LPL Financial Holdings, Inc.	18,500	4,396,525
The Charles Schwab Corp.	80,000	4,392,000
Willis Towers Watson PLC	16,000	3,343,360
Total Financials		26,162,465

Health Care (3.36%)
Avantor, Inc.(a)	200,000	4,216,000

Industrials (20.62%)
American Express Co.	27,200	4,057,968
Capital One Financial Corp.	29,000	2,814,450
CH Robinson Worldwide, Inc.	38,000	3,272,940
FedEx Corp.	29,500	7,815,140
General Electric Co.	59,000	6,522,450
Mastercard, Inc., Class A	3,500	1,385,685
Total Industrials		25,868,633

See Notes to Financial Statements.

22	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
Technology (5.35%)
Clarivate PLC(a)	1,000,000	$6,710,000

Telecommunications (1.90%)
Altice USA, Inc., Class A(a)	730,000	2,387,100

TOTAL COMMON STOCK
(Cost $106,529,490)		112,128,058

TOTAL INVESTMENTS (89.37%)
(Cost $106,529,490)		$112,128,058

OTHER ASSETS IN EXCESS OF LIABILITIES (10.63%)		13,331,489

NET ASSETS (100.00%)		$125,459,547

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 2.

The sector categorization above is based on the Industry Classification Benchmark (ICB®) industry classifications. Sectors are shown as a percent of the Fund's net assets. Industry categorizations used for Fund compliance purposes are based on classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management.(Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2023	23

Clarkston Founders Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCK (88.53%)
Basic Materials (2.26%)
International Flavors & Fragrances, Inc.	215,000	$14,656,550

Consumer Discretionary (6.21%)
Dollar General Corp.	160,000	16,928,000
Warner Bros. Discovery, Inc.(a)	2,150,000	23,349,000
Total Consumer Discretionary		40,277,000

Consumer Staples (25.48%)(b)
Anheuser-Busch InBev SA/NV, Sponsored ADR	465,000	25,714,500
Molson Coors Beverage Co., Class B	590,000	37,518,100
Post Holdings, Inc.(a)	530,000	45,442,200
Sysco Corp.	175,000	11,558,750
US Foods Holding Corp.(a)	1,131,370	44,915,389
Total Consumer Staples		165,148,939

Financials (23.22%)
Affiliated Managers Group, Inc.	240,879	31,396,169
Brown & Brown, Inc.	435,000	30,380,400
Franklin Resources, Inc.	835,000	20,524,300
LPL Financial Holdings, Inc.	120,000	28,518,000
The Charles Schwab Corp.	400,000	21,960,000
Willis Towers Watson PLC	85,000	17,761,600
Total Financials		150,540,469

Health Care (3.33%)
Avantor, Inc.(a)	1,025,000	21,607,000

Industrials (12.39%)
CH Robinson Worldwide, Inc.	250,000	21,532,500
FedEx Corp.	150,000	39,738,000
GFL Environmental, Inc.	600,000	19,056,000
Total Industrials		80,326,500

Technology (7.45%)
Clarivate PLC(a)	7,200,000	48,312,000

Telecommunications (2.53%)
Altice USA, Inc., Class A(a)	5,010,000	16,382,700

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
Utilities (5.66%)
Stericycle, Inc.(a)	820,000	$36,662,200

TOTAL COMMON STOCK
(Cost $598,602,478)		573,913,358

TOTAL INVESTMENTS (88.53%)
(Cost $598,602,478)		$573,913,358

OTHER ASSETS IN EXCESS OF LIABILITIES (11.47%)		74,331,725

NET ASSETS (100.00%)		$648,245,083

(a)	Non-income producing security.
(b)	For additional information on portfolio concentration, see Note 2.

The sector categorization above is based on the Industry Classification Benchmark (ICB®) industry classifications. Sectors are shown as a percent of the Fund's net assets. Industry categorizations used for Fund compliance purposes are based on classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management.(Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2023	25

Clarkston Funds	Statements of Assets and Liabilities
September 30, 2023

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
ASSETS:
Investments, at value (Cost $1,034,646,929, $106,529,490 and $598,602,478)	$1,174,378,557	$112,128,058	$573,913,358
Cash and cash equivalents	115,101,222	13,119,215	70,719,237
Receivable for investments sold	16,518,000	–	–
Receivable for shares sold	438,588	100,000	3,018,978
Dividends and interest receivable	1,486,433	236,278	1,287,036
Other assets	34,952	6,651	15,056
Total Assets	1,307,957,752	125,590,202	648,953,665

LIABILITIES:
Payable for administration and transfer agent fees	102,041	18,198	52,435
Payable for shares redeemed	1,451,357	467	136,718
Payable to adviser	872,542	44,733	415,766
Payable for shareholder service fees	229,481	36,768	34,293
Payable for printing fees	15,067	3,068	5,047
Payable for professional fees	72,921	21,007	39,187
Payable for trustees' fees and expenses	52,651	2,568	15,548
Payable to Chief Compliance Officer fees	5,503	389	2,118
Accrued expenses and other liabilities	13,368	3,457	7,470
Total Liabilities	2,814,931	130,655	708,582
NET ASSETS	$1,305,142,821	$125,459,547	$648,245,083

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$1,124,402,935	$117,890,423	$662,314,611
Total distributable earnings	180,739,886	7,569,124	(14,069,528)
NET ASSETS	$1,305,142,821	$125,459,547	$648,245,083

PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$13.38	N/A	$14.12
Net Assets	$511,462,474	N/A	$472,101,853
Shares of beneficial interest outstanding	38,215,007	N/A	33,428,074
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.28	$13.66	$14.10
Net Assets	$793,680,347	$125,459,547	$176,143,230
Shares of beneficial interest outstanding	59,762,471	9,187,287	12,496,000

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations
For the Year Ended September 30, 2023

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
INVESTMENT INCOME:
Dividends	$32,585,481	$1,824,412	$13,312,354
Foreign taxes withheld	(5,700)	(4,404)	(45,839)
Total Investment Income	32,579,781	1,820,008	13,266,515
EXPENSES:
Investment advisory fees (Note 6)	11,521,087	610,890	4,777,786
Administration fees	575,274	60,312	266,684
Shareholder service fees Institutional Class	749,550	120,899	198,867
Legal fees	99,728	6,572	30,060
Audit and tax fees	18,539	17,109	17,603
Transfer agent fees	54,297	19,917	21,726
Trustees fees and expenses	118,919	10,614	1,662
Registration and filing fees	107,623	29,444	61,086
Printing fees	24,696	10,359	19,201
Chief Compliance Officer fees	31,885	2,396	12,789
Insurance fees	35,430	2,969	15,020
Other expenses	18,527	4,829	10,323
Total Expenses	13,355,555	896,310	5,432,807
Less fees waived by investment adviser (Note 6)
Founders Class	(145,168)	–	(97,656)
Institutional Class	(222,408)	(102,951)	(37,878)
Total fees waived by investment adviser (Note 6)	(367,576)	(102,951)	(135,534)
Net Expenses	12,987,979	793,359	5,297,273
NET INVESTMENT INCOME	19,591,802	1,026,649	7,969,242
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	157,448,855	2,514,516	28,735,167
Net realized gain	157,448,855	2,514,516	28,735,167
Change in unrealized appreciation/(depreciation) on:
Investments	(69,578,832)	13,706,218	14,898,385
Net change	(69,578,832)	13,706,218	14,898,385
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	87,870,023	16,220,734	43,633,552
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$107,461,825	$17,247,383	$51,602,794

See Notes to Financial Statements.

Annual Report | September 30, 2023	27

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$19,591,802	$2,420,734
Net realized gain on investments	157,448,855	98,854,318
Net change in unrealized depreciation on investments	(69,578,832)	(198,497,042)
Net increase/(decrease) in net assets resulting from operations	107,461,825	(97,221,990)

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(93,629,426)	(5,701,455)
Institutional Class	(127,859,221)	(7,099,781)
Total distributions	(221,488,647)	(12,801,236)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	251,600	465,441
Dividends reinvested	3,294,955	171,083
Shares redeemed	(45,702,290)	(23,279,329)
Net decrease from beneficial share transactions	(42,155,735)	(22,642,805)
Institutional Class
Shares sold	146,349,508	146,592,102
Dividends reinvested	123,233,230	6,831,790
Shares redeemed	(229,509,919)	(114,674,521)
Net increase from beneficial share transactions	40,072,819	38,749,371
Net decrease in net assets	(116,109,738)	(93,916,660)

NET ASSETS:
Beginning of year	1,421,252,559	1,515,169,219
End of year	$1,305,142,821	$1,421,252,559

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$1,026,649	$441,221
Net realized gain on investments	2,514,516	3,450,344
Net change in unrealized appreciation/(depreciation) on investments	13,706,218	(20,414,660)
Net increase/(decrease) in net assets resulting from operations	17,247,383	(16,523,095)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(5,399,733)	(3,222,736)
Total distributions	(5,399,733)	(3,222,736)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	22,201,181	30,467,358
Dividends reinvested	5,384,897	3,212,812
Shares redeemed	(14,584,598)	(11,259,625)
Net increase from beneficial share transactions	13,001,480	22,420,545
Net increase in net assets	24,849,130	2,674,714

NET ASSETS:
Beginning of year	100,610,417	97,935,703
End of year	$125,459,547	$100,610,417

See Notes to Financial Statements.

Annual Report | September 30, 2023	29

Clarkston Founders Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$7,969,242	$325,025
Net realized gain on investments	28,735,167	9,985,499
Net change in unrealized appreciation/(depreciation) on investments	14,898,385	(66,474,153)
Net increase/(decrease) in net assets resulting from operations	51,602,794	(56,163,629)

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(26,517,576)	(1,473,096)
Institutional Class	(9,874,966)	(653,203)
Total distributions	(36,392,542)	(2,126,299)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	137,576,936	220,464,555
Dividends reinvested	501,554	64,414
Shares redeemed	(81,356,615)	(51,699,840)
Net increase from beneficial share transactions	56,721,875	168,829,129
Institutional Class
Shares sold	27,713,169	37,141,091
Dividends reinvested	9,868,890	651,530
Shares redeemed	(16,344,281)	(11,093,696)
Net increase from beneficial share transactions	21,237,778	26,698,925
Net increase in net assets	93,169,905	137,238,126

NET ASSETS:
Beginning of year	555,075,178	417,837,052
End of year	$648,245,083	$555,075,178

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Partners Fund – Founders Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions

NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$14.61	$15.73	$12.61	$12.81	$13.29

0.21	0.03	0.06	0.10	0.14
0.87	(1.01)	3.62	0.21	0.17
1.08	(0.98)	3.68	0.31	0.31

(0.17)	(0.06)	(0.06)	(0.13)	(0.09)
(2.14)	(0.08)	(0.50)	(0.38)	(0.70)
(2.31)	(0.14)	(0.56)	(0.51)	(0.79)
(1.23)	(1.12)	3.12	(0.20)	(0.48)
$13.38	$14.61	$15.73	$12.61	$12.81

7.23%	(6.31)%	29.47%	2.18%	3.49%

$511,462	$600,879	$669,345	$553,691	$451,294
0.88%	0.88%	0.88%	0.91%	0.92%
0.85%	0.85%	0.85%	0.85%	0.85%
1.47%	0.21%	0.40%	0.77%	1.16%

16%	21%	9%	25%	10%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	33

Clarkston Partners Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
$14.52		$15.64		$12.55		$12.76		$13.24

0.18		0.02		0.05		0.08		0.13
0.88		(1.01)		3.59		0.21		0.18
1.06		(0.99)		3.64		0.29		0.31

(0.16)		(0.05)		(0.05)		(0.12)		(0.09)
(2.14)		(0.08)		(0.50)		(0.38)		(0.70)
(2.30)		(0.13)		(0.55)		(0.50)		(0.79)
(1.24)		(1.12)		3.09		(0.21)		(0.48)
$13.28		$14.52		$15.64		$12.55		$12.76

7.16%		(6.39)%		29.33%		2.07%		3.45%

$793,680		$820,374		$845,824		$574,777		$481,709

0.96%		0.96%		0.98%		1.01%		1.03%
0.94	%(c)	0.94	%(c)	0.95	%(c)	0.95	%(c)	0.96	%(c)
1.29%		0.12%		0.30%		0.68%		1.04%

16%		21%		9%		25%		10%

See Notes to Financial Statements.

Annual Report | September 30, 2023	35

Clarkston Partners Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively, in the amount of 0.06%, 0.06%, 0.05%, 0.05%, and 0.04% of average net assets of Institutional shares.

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
$12.28		$14.80		$12.05		$12.50		$11.99

0.12		0.06		0.07		0.17		0.22
1.92		(2.11)		3.49		(0.05)		0.94
2.04		(2.05)		3.56		0.12		1.16

(0.07)		(0.05)		(0.16)		(0.14)		(0.26)
(0.59)		(0.42)		(0.65)		(0.43)		(0.39)
(0.66)		(0.47)		(0.81)		(0.57)		(0.65)
1.38		(2.52)		2.75		(0.45)		0.51
$13.66		$12.28		$14.80		$12.05		$12.50

17.04%		(14.33)%		30.08%		0.81%		10.92%

$125,460		$100,610		$97,936		$48,479		$54,644

0.73%		0.76%		0.80%		0.86%		0.93%
0.65	%(c)	0.65	%(c)	0.66	%(c)	0.64	%(c)	0.67	%(c)
0.84%		0.41%		0.46%		1.47%		1.86%

12%		18%		18%		31%		17%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively, in the amount of 0.05%, 0.05%, 0.04%, 0.06%, and 0.03% of average net assets of Institutional shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	39

Clarkston Founders Fund – Founders Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Period Ended September 30, 2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$13.72	$15.09		$15.54

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.19	0.01		0.02
Net realized and unrealized gain/(loss) on investments	1.11	(1.31)		(0.47	)(c)
Total from investment operations	1.30	(1.30)		(0.45)

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.01)		–
From net realized gains on investments	(0.78)	(0.06)		–
Total Distributions	(0.90)	(0.07)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.40	(1.37)		(0.45)
NET ASSET VALUE, END OF PERIOD	$14.12	$13.72		$15.09

TOTAL RETURN(d)	9.60%	(8.64)%		(2.90)%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$472,102	$404,512		$278,749

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.82%	0.84%		0.86	%(e)
Operating expenses including reimbursement/waiver	0.80%	0.80	%(f)	0.80	%(e)
Net investment income including reimbursement/waiver	1.28%	0.09%		0.20	%(e)

PORTFOLIO TURNOVER RATE	13%	17%		5	%(g)

(a)	Commenced operations on February 17, 2017.
(b)	Calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Founders Fund – Founders Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(f)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2023	41

Clarkston Founders Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

42	www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
$13.71		$15.09		$12.35		$11.67		$11.34

0.17		(0.00	)(b)	(0.00	)(b)	0.08		0.12
1.11		(1.32)		2.87		1.00		0.44
1.28		(1.32)		2.87		1.08		0.56

(0.11)		(0.00	)(b)	(0.02)		(0.10)		(0.08)
(0.78)		(0.06)		(0.11)		(0.30)		(0.15)
(0.89)		(0.06)		(0.13)		(0.40)		(0.23)
0.39		(1.38)		2.74		0.68		0.33
$14.10		$13.71		$15.09		$12.35		$11.67

9.50%		(8.74)%		23.31%		9.34%		5.31%

$176,143		$150,563		$139,088		$76,111		$44,411

0.93%		0.94%		0.92%		1.11%		1.15%
0.91	%(d)	0.90	%(e)(d)	0.86	%(d)	0.91	%(d)	0.91	%(d)
1.16%		(0.02)%		(0.00	)%(f)	0.73%		1.06%

13%		17%		5%		22%		15%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2023, September 30, 2022, September 30, 2021, September 30, 2020, and September 30, 2019, respectively, in the amount of 0.04%, 0.05%, 0.09%, 0.04%, and 0.04% of average net assets of Institutional shares.

See Notes to Financial Statements.

Annual Report | September 30, 2023	43

Clarkston Founders Fund – Institutional Class	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(e)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.
(f)	Less than 0.005%.

See Notes to Financial Statements.

44	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. Each Fund's investment objective is to achieve long-term capital appreciation. The Clarkston Partners Fund and Clarkston Founders Fund currently offer Founders Class shares and Institutional Class shares, and the Clarkston Fund currently offers Institutional Class shares. Each share class of the Clarkston Partners Fund and Clarkston Founders Fund have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board or Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

Annual Report | September 30, 2023	45

Clarkston Funds	Notes to Financial Statements
September 30, 2023

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

46	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

CLARKSTON PARTNERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Consumer Discretionary	$72,683,361	$–	$–	$72,683,361
Consumer Staples	320,711,189	–	–	320,711,189
Financials	367,216,307	–	–	367,216,307
Industrials	192,030,100	–	–	192,030,100
Technology	104,676,000	–	–	104,676,000
Telecommunications	29,430,000	–	–	29,430,000
Utilities	87,631,600	–	–	87,631,600
Total	$1,174,378,557	$–	$–	$1,174,378,557

CLARKSTON FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Basic Materials	$2,863,140	$–	$–	$2,863,140
Consumer Discretionary	9,827,500	–	–	9,827,500
Consumer Staples	34,093,220	–	–	34,093,220
Financials	26,162,465	–	–	26,162,465
Health Care	4,216,000	–	–	4,216,000
Industrials	25,868,633	–	–	25,868,633
Technology	6,710,000	–	–	6,710,000
Telecommunications	2,387,100	–	–	2,387,100
Total	$112,128,058	$–	$–	$112,128,058

Annual Report | September 30, 2023	47

Clarkston Funds	Notes to Financial Statements
September 30, 2023

CLARKSTON FOUNDERS FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Basic Materials	$14,656,550	$–	$–	$14,656,550
Consumer Discretionary	40,277,000	–	–	40,277,000
Consumer Staples	165,148,939	–	–	165,148,939
Financials	150,540,469	–	–	150,540,469
Health Care	21,607,000	–	–	21,607,000
Industrials	80,326,500	–	–	80,326,500
Technology	48,312,000	–	–	48,312,000
Telecommunications	16,382,700	–	–	16,382,700
Utilities	36,662,200	–	–	36,662,200
Total	$573,913,358	$–	$–	$573,913,358

There were no Level 3 securities held during the year ended September 30, 2023.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration Risk: The Funds operate as “non-diversified” investment companies, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Funds' portfolios, the Funds must limit the portion of their assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Funds' total assets at the time of purchase. A more concentrated portfolio may cause the Funds' net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Funds' net asset value and their performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Funds are subject to a greater risk of loss than a fund that diversifies its investments more broadly.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject a Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees' fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

48	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to federal income or excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses of a Fund and net investment income of a Fund are allocated daily to each class of the Fund in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2023	49

Clarkston Funds	Notes to Financial Statements
September 30, 2023

The tax character of distributions paid during the fiscal year ended September 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$36,968,506	$184,520,141
Clarkston Fund	716,747	4,682,986
Clarkston Founders Fund	9,515,714	26,876,828

The tax character of distributions paid during the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,345,323	$7,455,913
Clarkston Fund	1,110,461	2,112,275
Clarkston Founders Fund	1,561,291	565,008

As of September 30, 2023, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Clarkston Partners Fund	$11,350,321	$(11,350,321)

These differences are primarily attributable to equalization utilized.

50	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$390,480,726	$25,822,058	$88,870,075
Gross unrealized depreciation (excess of tax cost over value)	(250,979,300)	(20,223,489)	(113,559,195)
Net unrealized appreciation/(depreciation)	$139,501,426	$5,598,569	$(24,689,120)
Cost of investments for income tax purposes	$1,034,877,131	$106,529,490	$598,602,478

These differences are primarily attributable to wash sales.

Components of Distributable Earnings: As of September 30, 2023, components of distributable earnings were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Undistributed ordinary income	$8,939,681	$847,455	$6,286,905
Accumulated capital gains	32,298,779	1,123,100	4,332,687
Net unrealized appreciation/(depreciation)	139,501,426	5,598,569	(24,689,120)
Total	$180,739,886	$7,569,124	$(14,069,528)

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$213,558,682	$233,611,717
Clarkston Fund	24,608,694	12,843,993
Clarkston Founders Fund	184,632,345	71,503,399

Annual Report | September 30, 2023	51

Clarkston Funds	Notes to Financial Statements
September 30, 2023

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

52	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

Transactions in common shares were as follows:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Clarkston Partners Fund
Founders Class
Shares sold	18,325	29,738
Shares issued in reinvestment of distributions to shareholders	243,890	11,002
Shares redeemed	(3,182,643)	(1,465,398)
Net decrease in shares outstanding	(2,920,428)	(1,424,658)
Institutional Class
Shares sold	10,156,961	9,262,066
Shares issued in reinvestment of distributions to shareholders	9,189,652	441,901
Shares redeemed	(16,095,878)	(7,279,141)
Net increase in shares outstanding	3,250,735	2,424,826

Clarkston Fund
Institutional Class
Shares sold	1,639,731	2,136,133
Shares issued in reinvestment of distributions to shareholders	426,358	223,889
Shares redeemed	(1,071,591)	(783,693)
Net increase in shares outstanding	994,498	1,576,329

Clarkston Founders Fund
Founders Class
Shares sold	9,488,224	14,532,321
Shares issued in reinvestment of distributions to shareholders	36,345	4,286
Shares redeemed	(5,572,329)	(3,529,955)
Net increase in shares outstanding	3,952,240	11,006,652
Institutional Class
Shares sold	1,925,860	2,448,779
Shares issued in reinvestment of distributions to shareholders	716,175	43,377
Shares redeemed	(1,128,842)	(729,028)
Net increase in shares outstanding	1,513,193	1,763,128

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 65% of the outstanding shares of the Clarkston Partners Fund are held by two omnibus accounts that own shares on behalf of their underlying beneficial owners. Approximately 77% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 71% of the outstanding shares of the Clarkston Founders Fund are held by one omnibus account that owns shares on behalf of its underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Funds.

Annual Report | September 30, 2023	53

Clarkston Funds	Notes to Financial Statements
September 30, 2023

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund, respectively. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, (excluding shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2024 and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through a reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced, as calculated on a monthly basis.

For the year ended September 30, 2023, the fee waivers and/or reimbursements were $145,168, $222,408, $102,951, $97,656, and $37,878 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, Clarkston Founders Fund Founders Class and Clarkston Founders Fund Institutional Class, respectively.

54	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements
September 30, 2023

As of September 30, 2023, the balances of recoupable expenses for each Fund and class were as follows:

	Expiring in 2024	Expiring in 2025	Expiring in 2026
Clarkston Partners Fund
Founders	$230,019	$167,096	$145,168
Institutional	257,630	223,604	222,408
Clarkston Fund	108,840	118,133	102,951
Clarkston Founders Fund
Founders	98,870	164,493	97,656
Institutional	86,951	62,763	37,878

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the year ended September 30, 2023, are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Annual Report | September 30, 2023	55

Clarkston Funds	Notes to Financial Statements
September 30, 2023

7. TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Funds pay ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

56	www.clarkstonfunds.com

Report of Independent Registered
Clarkston Funds	Public Accounting Firm

To the Shareholders of Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years or period in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

Annual Report | September 30, 2023	57

Clarkston Funds	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available at www.clarkstonfunds.com, or upon request, without charge, by calling (toll-free) 1-844-680-6562 or by writing to ALPS Series Trust, c/o Clarkston Funds at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2022 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Clarkston Partners Fund	68.57%
Clarkston Fund	100.00%
Clarkston Founders Fund	83.23%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2022 qualify for the corporate dividends received deduction:

Amount
Clarkston Partners Fund	64.30%
Clarkston Fund	100.00%
Clarkston Founders Fund	74.43%

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Clarkston Funds	Additional Information
September 30, 2023 (Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Amount
Clarkston Partners Fund	$184,520,141
Clarkston Fund	$4,682,986
Clarkston Founders Fund	$26,876,828

Annual Report | September 30, 2023	59

Clarkston Funds	Liquidity Risk Management Program
September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

60	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy
September 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and account transactions

•      Account balances and transaction history

•      Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-680-6562 or go to www.clarkstonfunds.com

Annual Report | September 30, 2023	61

Clarkston Funds	Privacy Policy
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

62	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy
September 30, 2023 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2023	63

Clarkston Funds	Trustees and Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co- Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

64	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleli ne Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	65

Clarkston Funds	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

66	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middlemarket investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (Since September 2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	67

Clarkston Funds	Trustees and Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022; Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, X-Square Balanced Fund and X-Square Series Trust.
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

68	www.clarkstonfunds.com

CLARKSTON FUNDS

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.
Clarkston Capital and Clarkston Funds are registered trademarks of Clarkston Capital Partners, LLC. All rights reserved.

Annual Report 2023

As of September 30, 2023

Hillman Value Fund

No Load Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Hillman Value Fund (“Fund”). The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Accounting Firm	28
Liquidity Risk Management Program	29
Additional Information	30
Privacy Policy	31
Trustees & Officers	34

Hillman Value Fund	Shareholder Letter

September 30, 2023 (Unaudited)

Dear Hillman Value Fund Shareholder,

We are pleased to provide the annual report for the Hillman Value Fund for the fiscal year ended September 30, 2023.

We have enclosed the attached performance summary to remind our shareholders of Hillman Capital Management’s approach and to share some perspective on current economic conditions.

On behalf of the team at Hillman Capital Management, I thank you for your ongoing confidence. It is our hope that we may continue to serve you throughout the years to come.

Sincerely,

Mark A. Hillman

CEO and Chief Investment Officer

Hillman Capital Management, Inc.

Performance Summary

For the year ended September 30, 2023, the Hillman Value Fund returned 21.30% versus a return of 14.44% for the Russell 1000 Value Total Return Index, the Fund's primary benchmark. It is our enduring view that investment in enterprises, which we believe possess sustainable competitive advantages, coupled with strict adherence to our fundamentally sound valuation discipline, should work well for long term investors.

The Fund benefitted from strong performance in the Information Technology, Communication Services, and Industrials Sectors. The Fund’s investments in the Consumer Staples, Materials, Consumer Discretionary, and Financials Sectors provided positive performance, but detracted from relative results. The premiums generated from option writing nominally benefitted performance.

During the period, U.S. equity investors appeared to begin to believe that the US Federal Reserve Bank’s Open Market Committee (FOMC) may be near the end of its string of interest rate hikes, and that the rate of inflation may continue to subside. Supply chains further adapted to the war in Ukraine and China’s economy began to emerge from its COVID lockdown. The FOMC increased the target federal funds rate from a range of 3.00% to 3.25% to a range of 5.25% to 5.50%, and the yield on the benchmark Ten Year US Treasury Note rose from 3.83% to 4.59%.

Annual Report | September 30, 2023	1

Hillman Value Fund	Shareholder Letter
September 30, 2023 (Unaudited)

Our equity strategies are driven by our core belief that competitively advantaged companies will outperform their peers through economic cycles and market cycles. Our goal is to invest in great enterprises at attractive prices. We will continue to invest according to this precept for the long-term interest of our clients. We feel that the Fund is well positioned with investments in companies with sustainable competitive advantages, at prices that we believe to be reasonable.

Past performance is not indicative of future results. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Information about the risks associated with an investment in the Fund can be found in the Fund's prospectus. The Russell 1000 Value Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity market and is a widely recognized, unmanaged index of large-cap equities. It is not possible to invest in this index.

Statements in this Annual Report reflect projections or expectations of future financial or economic performance of the Fund and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

ALPS Distributors, Inc. is the distributor of the Hillman Value Fund, 1290 Broadway, Suite 1000, Denver, CO 80203.

ALPS Distributors, Inc. is not affiliated with Hillman Capital Management, Inc.

© 2022 Hillman Capital Management. All rights reserved.

2	www.hcmfunds.com

Hillman Value Fund	Portfolio Update
September 30, 2023 (Unaudited)

Average Annual Total Return (as of September 30, 2023)*

	1 Year	3 Year	5 Year	10 Year	Since Inception**
Hillman Value Fund - NAV	21.30%	12.67%	8.84%	10.65%	7.36%
Russell 1000® Value Total Return Index(a)	14.44%	11.05%	6.23%	8.45%	6.74%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 400-5944 or by visiting www.hcmfunds.com.

*	The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Fund on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust (the “Hillman Trust”) and also was advised by Hillman Capital Management, Inc. For periods prior to the reorganization, performance results above for the Fund reflect the performance of the Predecessor Fund. The Predecessor Fund’s past performance does not necessarily indicate how the Fund will perform in the future.
**	Fund inception December 29, 2000.
(a)	The Russell 1000® Value Total Return Index is an index of approximately 1,000 of the largest companies in the U.S. equity market and is a widely recognized, unmanaged index of largecap equities. It is not possible to invest in this index.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund (as reported in the January 27, 2023 Prospectus) are 1.12% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Annual Report | September 30, 2023	3

Hillman Value Fund	Portfolio Update
September 30, 2023 (Unaudited)

Performance of $10,000 Initial Investment (September 30, 2013 through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*
Adobe, Inc.	3.53%
Microsoft Corp.	3.50%
Alphabet, Inc.	3.48%
Western Union Co.	3.31%
Emerson Electric Co.	3.02%
GSK PLC	2.97%
Biogen, Inc.	2.96%
Becton Dickinson & Co.	2.94%
Wells Fargo & Co.	2.86%
Intel Corp.	2.83%
Top Ten Holdings	31.40%

4	www.hcmfunds.com

Hillman Value Fund	Portfolio Update
September 30, 2023 (Unaudited)

Sector Allocation (as a % of Net Assets)*
Information Technology	20.05%
Communication Services	16.93%
Health Care	16.71%
Financials	13.73%
Consumer Staples	10.11%
Industrials	5.77%
Materials	5.47%
Consumer Discretionary	4.48%
Real Estate Investment Trust	2.56%
Cash, Cash Equivalents, & Other Net Assets	4.19%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | September 30, 2023	5

Hillman Value Fund	Disclosure of Fund Expenses
September 30, 2023 (Unaudited)

Examples. As a shareholder of the Hillman Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2023 - September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period April 1, 2023 - September 30, 2023(b)
Hillman Value Fund
Actual	$1,000.00	$1,002.20	0.95%	$4.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

(a)	Annualized based on the Fund's most recent half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

See Notes to Financial Statements.

6	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCK (93.25%)
Communication Services (16.93%)
Alphabet, Inc., Class A(a)	56,000	$7,328,160
AT&T, Inc.	363,000	5,452,260
Meta Platforms, Inc., Class A(a)	19,500	5,854,095
Verizon Communications, Inc.	176,000	5,704,160
Walt Disney Co.(a)	73,000	5,916,650
Warner Bros Discovery, Inc.(a)	501,206	5,443,097
Total Communication Services		35,698,422

Consumer Discretionary (4.48%)
Amazon.com, Inc.(a)	41,000	5,211,920
Nordstrom, Inc.	283,000	4,228,020
Total Consumer Discretionary		9,439,940

Consumer Staples (10.11%)
Anheuser-Busch InBev NV, Sponsored ADR(b)	106,000	5,861,800
Conagra Brands, Inc.	186,000	5,100,120
Kellogg Co.	78,000	4,641,780
Kraft Heinz Co. (b)	170,000	5,718,800
Total Consumer Staples		21,322,500

Financials (13.73%)
Bank of New York Mellon Corp.	130,000	5,544,500
T Rowe Price Group, Inc.	50,000	5,243,500
US Bancorp	156,000	5,157,360
Wells Fargo & Co. (b)	147,655	6,033,183
Western Union Co.	529,000	6,972,220
Total Financials		28,950,763

Health Care (16.71%)
Baxter International, Inc.	155,000	5,849,700
Becton Dickinson & Co.	24,000	6,204,720
Biogen, Inc.(a)	24,261	6,235,320
CVS Health Corp.	82,000	5,725,240
GSK PLC, Sponsored ADR	172,865	6,266,356

See Notes to Financial Statements.
Annual Report | September 30, 2023	7

Hillman Value Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
Health Care (continued)
Zimmer Biomet Holdings, Inc.	44,100	$4,948,902
Total Health Care		35,230,238

Industrials (5.77%)
Boeing Co.(a)	30,200	5,788,736
Emerson Electric Co.	66,000	6,373,620
Total Industrials		12,162,356

Information Technology (20.05%)
Adobe, Inc.(a)	14,600	7,444,539
ASML Holding NV	8,488	4,996,546
Intel Corp. (b)	167,605	5,958,358
Lam Research Corp.	8,600	5,390,222
Microsoft Corp.	23,346	7,371,500
Salesforce, Inc.(a)	25,815	5,234,766
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	67,729	5,885,650
Total Information Technology		42,281,581

Materials (5.47%)
DuPont de Nemours, Inc.	76,000	5,668,840
International Flavors & Fragrances, Inc.	86,000	5,862,620
Total Materials		11,531,460

TOTAL COMMON STOCK
(Cost $209,052,154)		196,617,260

REAL ESTATE INVESTMENT TRUST (2.56%)
Real Estate (2.56%)
Simon Property Group, Inc.	50,000	5,401,500

TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $5,329,820)		5,401,500

See Notes to Financial Statements.

8	www.hcmfunds.com

Hillman Value Fund	Portfolio of Investments
September 30, 2023

TOTAL INVESTMENTS (95.81%)
(Cost $214,381,974)	$202,018,760

OTHER ASSETS IN EXCESS OF LIABILITIES (4.19%)	8,841,788

NET ASSETS (100.00%)	$210,860,548

(a)	Non-income producing security.
(b)	All or a portion is held as collateral at custodian for written options.

WRITTEN OPTION CONTRACTS (0.34%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Option Contracts - (0.34%)
CarMax, Inc.
StoneX	10/20/23	$79.00	(300)	$125,441	$(2,121,900)	$(246,900)
StoneX	10/20/23	80.00	(470)	208,462	(3,324,310)	(427,700)
Nordstrom, Inc.
StoneX	10/20/23	14.00	(1,570)	74,121	(2,345,580)	(39,250)

TOTAL WRITTEN OPTION CONTRACTS				$408,024	$(7,791,790)	$(713,850)

See Notes to Financial Statements.

Annual Report | September 30, 2023	9

Hillman Value Fund	Statement of Assets and Liabilities
September 30, 2023

ASSETS:
Investments, at value (Cost $214,381,974)	$202,018,760
Cash and cash equivalents	6,837,061
Cash collateral held at custodian	358,527
Deposit with broker for written options	1,803,632
Receivable for shares sold	583,077
Dividends and interest receivable	248,155
Other assets	6,656
Total Assets	211,855,868

LIABILITIES:
Written options, at value (premiums received $408,024)	713,850
Payable for administration and transfer agent fees	61,224
Payable for shares redeemed	29,933
Payable to adviser	107,252
Payable for printing fees	5,978
Payable for professional fees	56,240
Payable for trustees' fees and expenses	6,190
Payable to Chief Compliance Officer fees	3,377
Accrued expenses and other liabilities	11,276
Total Liabilities	995,320
NET ASSETS	$210,860,548

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$218,339,492
Total distributable earnings	(7,478,944)
NET ASSETS	$210,860,548

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$27.94
Net Assets	$210,860,548
Shares of beneficial interest outstanding	7,548,155

See Notes to Financial Statements.

10	www.hcmfunds.com

Hillman Value Fund	Statement of Operations
For the Year Ended September 30, 2023

INVESTMENT INCOME:
Dividends	$5,025,709
Foreign taxes withheld	(73,273)
Total Investment Income	4,952,436

EXPENSES:
Investment advisory fees (Note 7)	1,726,453
Administration fees	142,427
Custody fees	19,938
Legal fees	35,140
Audit and tax fees	16,500
Transfer agent fees	286,992
Trustees fees and expenses	12,596
Registration and filing fees	27,346
Printing fees	13,271
Chief Compliance Officer fees	18,425
Insurance fees	6,139
Other expenses	9,314
Total Expenses	2,314,541
Less fees waived by investment adviser (Note 7)	(384,186)
Net Expenses	1,930,355
NET INVESTMENT INCOME	3,022,081

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	1,140,248
Written options	1,397,112
Net realized gain	2,537,360
Change in unrealized appreciation/(depreciation) on:
Investments	31,112,245
Written options	(305,826)
Net change	30,806,419

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	33,343,779
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,365,860

See Notes to Financial Statements.

Annual Report | September 30, 2023	11

Hillman Value Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$3,022,081	$3,949,539
Net realized gain on investments and written options	2,537,360	19,045,229
Net change in unrealized appreciation/(depreciation) on investments and written options	30,806,419	(63,453,901)
Net increase/(decrease) in net assets resulting from operations	36,365,860	(40,459,133)

DISTRIBUTIONS TO SHAREHOLDERS
From distributable earnings	(20,852,781)	(16,946,344)
Total distributions	(20,852,781)	(16,946,344)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	47,928,272	64,015,447
Dividends reinvested	20,181,259	16,140,353
Shares redeemed	(52,541,116)	(59,101,511)
Net increase from beneficial share transactions	15,568,415	21,054,289
Net increase/(decrease) in net assets	31,081,494	(36,351,188)

NET ASSETS:
Beginning of year	179,779,054	216,130,242
End of year	$210,860,548	$179,779,054

See Notes to Financial Statements.

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Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.

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Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021 (a)	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$25.87	$33.82	$25.68	$27.74	$25.10

0.42	0.55	0.62	0.29	0.17
4.82	(5.98)	9.97	(1.32)	2.64
5.24	(5.43)	10.59	(1.03)	2.81

(0.26)	(0.41)	(0.27)	(0.12)	(0.17)
(2.91)	(2.11)	(2.18)	(0.91)	–

(3.17)	(2.52)	(2.45)	(1.03)	(0.17)
2.07	(7.95)	8.14	(2.06)	2.64
$27.94	$25.87	$33.82	$25.68 (c)	$27.74 (c)

21.30%	(17.55%)	43.04%	(4.10%)	11.37%

$210,861	$179,779	$216,130	$104,395	$62,894

1.14%	1.12%	1.15%	1.31%	1.65%
0.95%	0.95%	0.95%	0.99%	1.50%
1.49%	1.75%	1.94%	1.54%	0.91%

23%	31%	27%	30%	48%

(a)	Effective March 15, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.
(b)	Calculated using the average shares method.
(c)	Includes adjustments in accordance with the accounting principles generally accepted in the United States of America, and, consequently, the net asset values for financial reporting purposes and the total returns based upon those net asset values may differ from the net asset values and totals returns for shareholder transactions.

See Notes to Financial Statements.

Annual Report | September 30, 2023	15

Hillman Value Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Hillman Value Fund (the “Fund”). The Fund is diversified, and its primary investment objective is to provide long-term total return from a combination of income and capital gains. The Fund currently offers one share class. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities, real estate investment trusts, limited partnerships and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities and real estate investment trusts not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Options are valued at the National Best Bid and Offer (“NBBO”) last trade as of the valuation time. Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Annual Report | September 30, 2023	17

Hillman Value Fund	Notes to Financial Statements
September 30, 2023

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stock
Communication Services	$35,698,422	$–	$–	$35,698,422
Consumer Discretionary	9,439,940	–	–	9,439,940
Consumer Staples	21,322,500	–	–	21,322,500
Financials	28,950,763	–	–	28,950,763
Health Care	35,230,238	–	–	35,230,238
Industrials	12,162,356	–	–	12,162,356
Information Technology	42,281,581	–	–	42,281,581
Materials	11,531,460	–	–	11,531,460
Real Estate Investment Trust Real Estate	5,401,500	–	–	5,401,500
Total	$202,018,760	$–	$–	$202,018,760

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$(713,850)	$–	$–	$(713,850)
Total	$(713,850)	$–	$–	$(713,850)

The Fund did not hold any level 3 securities during the year ended September 30, 2023.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

Annual Report | September 30, 2023	19

Hillman Value Fund	Notes to Financial Statements
September 30, 2023

As of and during the year ended September 30, 2023, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on a first in first out basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report | September 30, 2023	21

Hillman Value Fund	Notes to Financial Statements
September 30, 2023

The average notional amount of the written options held for the year ended September 30, 2023, was $3,844,728.

Derivative Instruments: The following tables disclose the amounts related to the Fund's use of derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2023:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Hillman Value Fund
Equity Contracts (Written Options)	Investments, at value	$–	Options written, at value	$713,850
		$–		$713,850

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2023:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized depreciation on written option contracts	$1,397,112	$(305,826)
Total		$1,397,112	$(305,826)

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid during the fiscal year ended September 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gains
Hillman Value Fund	$8,033,592	$12,819,189

The tax character of distributions paid during the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains
Hillman Value Fund	$13,747,191	$3,199,153

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Hillman Value Fund
Gross unrealized appreciation (excess of value over tax cost)	$16,692,056
Gross unrealized depreciation (excess of tax cost over value)	(29,055,270)
Net appreciation (depreciation) of foreign currency and derivatives	(309,965)
Net unrealized depreciation	$(12,673,179)
Cost of investments for income tax purposes	$214,381,974

Reclassifications: For the fiscal year ended September 30, 2023, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Hillman Value Fund	$(125,339)	$125,339

Annual Report | September 30, 2023	23

Hillman Value Fund	Notes to Financial Statements
September 30, 2023

Components of Distributable Earnings: At September 30, 2023, components of distributable earnings were as follows:

Hillman Value Fund
Undistributed ordinary income	$2,027,918
Accumulated capital gains	3,166,317
Net unrealized depreciation	(12,673,179)
Total	$(7,478,944)

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Hillman Value Fund	$45,607,315	$49,224,437

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Hillman Value Fund
Shares sold	1,698,366	1,982,172
Shares issued in reinvestment of distributions to shareholders	785,569	498,775
Shares redeemed	(1,884,434)	(1,923,371)
Net increase in shares outstanding	599,501	557,576

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 85% of the outstanding shares of the Fund are owned by two omnibus accounts.

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Hillman Capital Management, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund's business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for successive one year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)), to 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. The Fee Waiver Agreement is in effect through January 31, 2024, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees. Fees waived or reimbursed for the year ended September 30, 2023, are disclosed in the Statement of Operations. Previously waived fees are not subject to recoupment by the Adviser.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the year ended September 30, 2023, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2023	25

Hillman Value Fund	Notes to Financial Statements
September 30, 2023

Compliance Services: ALPS provides Chief Compliance Officer services to the Fund to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

8. TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 7, the Fund pays ALPS an annual fee for compliance services.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

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Hillman Value Fund	Notes to Financial Statements
September 30, 2023

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2023	27

Hillman Value Fund	Report of Independent Registered Accounting Firm

To the Shareholders of Hillman Value Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the statement of assets and liabilities, including the portfolio of investments, of Hillman Value Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended September 30, 2020, and prior, were audited by other auditors whose report dated November 23, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2023

28	www.hcmfunds.com

Hillman Value Fund	Liquidity Risk Management Program
September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

Annual Report | September 30, 2023	29

Hillman Value Fund	Additional Information
September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-400-5944 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-855-400-5944 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-855-400-5944 or by writing to the Fund at Hillman Value Fund, P.O. Box 1920, Denver, CO 80201.

3. TAX DESIGNATIONS

For the year ended September 30, 2023, pursuant to Section 852(b)(3) of the Internal Revenue Code, Hillman Value Fund did designate $3,142,902 as long-term capital gain dividends.

30	www.hcmfunds.com

Hillman Value Fund	Privacy Policy
September 30, 2023 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account transactions

•    Account balances and transaction history

•    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-855-400-5944.

Annual Report | September 30, 2023	31

Hillman Value Fund	Privacy Policy
September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Hillman Value Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes-information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

32	www.hcmfunds.com

Hillman Value Fund	Privacy Policy
September 30, 2023 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Annual Report | September 30, 2023	33

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

34	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	35

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates
			(1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (Since September 2021 to present).

36	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	37

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022; Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth Year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, X-Square Balanced Fund and X-Square Series Trust.

38	www.hcmfunds.com

Hillman Value Fund	Trustees & Officers
September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-400-5944.

Annual Report | September 30, 2023	39

Hillman Value Fund

is a series of the

ALPS Series Trust

For Shareholder Service Inquiries:

Hillman Value Fund
c/o ALPS Funds

P.O. Box 1920
Denver, CO 80201

Telephone

1-855-400-5944

Hillman Value Fund distributed by ALPS Distributors, Inc.
Must be accompanied or preceded by a prospectus.

Shareholder Letter	1
Portfolio Update
Seven Canyons Strategic Global Fund	4
Seven Canyons World Innovators Fund	6
Disclosure of Fund Expenses	8
Portfolios of Investments
Seven Canyons Strategic Global Fund	10
Seven Canyons World Innovators Fund	16
Statements of Assets and Liabilities	22
Statements of Operations	24
Statements of Changes in Net Assets
Seven Canyons Strategic Global Fund	26
Seven Canyons World Innovators Fund	27
Financial Highlights	28
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	48
Additional Information	49
Liquidity Risk Management Program Disclosure	50
Privacy Policy	51
Trustees and Officers	54

Seven Canyons Advisors	Shareholder Letter

September 30, 2023 (Unaudited)

Dear fellow shareholders,

As the United States and the world began to normalize following the onset of the COVID pandemic, talking heads and think pieces predicted a new round of the Roaring Twenties. The first round, the 1920s, followed the Spanish flu pandemic. The years were marked by tremendous economic growth and prosperity, innovation, and cultural modernization. The parallels to 2021 and early 2022 were clear – pent-up demand and excess savings were driving high consumer demand; government stimulus dollars were feeding significant investments in innovation and infrastructure around the country; unemployment was low; job growth was high.

However, 2022 brought a different kind of “roaring,” characterized less by frivolity and growth, and more by uncertainty and consternation. Inflation soared, geopolitical conflicts rankled markets and supply chains, and rising interest rates failed to tamp down consumption and sentiment. Now, as we reflect back on 2023, the roaring continues. The US federal government narrowly avoided a shutdown, and the future remains tense as the US House of Representatives seems on the brink of upheaval, as of the fiscal year-end, with threats mounting to remove the sitting Speaker of the House. Sky-high interest rates are affecting consumers and rate-sensitive sectors of the economy, and long-term yields are hitting multi-year highs.

We are not immune to the effects, direct and indirect, of these factors. The high yields lead to a stronger US dollar, redirecting global investment toward the US and away from international markets, where most of the Funds’ investments lie. The high yields also induce investment in bonds instead of equities, as investors seek to de-risk while still maintaining a competitive rate of return. As long as we remain in a “higher for longer” environment, which is the message being telegraphed strongly by the Federal Reserve, these factors will work against our style of investing. The general volatility and uncertainty of the global economy also contribute to a risk- off environment.

We are ready for the roaring to quiet to a more steady and predictable macro environment, but in the meantime, we remain focused on our portfolios and our strategy: finding high-quality, real growth companies with competitive advantage. With small-cap assets on sale in much of the world, we see no shortage of opportunities. The biggest question is how to balance the Funds’ portfolios. This can be a tricky spot right now given the sensitivity to rates we are seeing in the Funds’ asset class. If the Fed buckles, we believe the knee-jerk reaction will be what we call a “superdog” rally, where the performance of profitless companies, highly leveraged companies, and the smallest companies rockets upward. If Main and Wall Street buckle, we believe we’re in for a digestion period slog where quality disruptors would be the only play in town. Even with the portfolios positioned in the quality disruptors bucket, we are optimistic for either outcome given the punishment of small companies we’ve seen over the past couple years. Come what may, we are confident in the growth, resilience, and future of the businesses that comprise each Fund’s portfolio.

Sincerely,

The Seven Canyons Team

Annual Report | September 30, 2023	1

Seven Canyons Advisors	Shareholder Letter

September 30, 2023 (Unaudited)

FUND SUMMARIES

World Innovators Fund

In spite of strong positive returns over the fiscal year, the fund underperformed the benchmark. In the fiscal year, the fund was up 15.04%, compared to a fiscal-year increase of 19.01% for the benchmark. In addition to companies in Europe suffering from some of the dynamics discussed above, such as Hypoport (HYQ GY) and Patrizia (PAT GY), we continued to see what we believe to be quality companies with significant growth potential hampered by lagging post-COVID recovery. One such company is Linical (2183 JP), a sizable weight in the fund at fiscal year-end, which declined 20% in the final quarter of the fiscal year. In our opinion, Linical is a well-run Contract Research Organization that scaled up its business significantly right before COVID impaired demand for their services, leaving them with an elevated cost base and no access to the human-patient population required to run their studies. Fortunately, the US exposure, added right before COVID lockdowns, is now going strong, with sales growing 35% over the course of the fiscal year, whereas their core Japanese business has yet to return to normal, with sales declining 7% over the same time period. The company has been reducing overhead costs through COVID; as sales declined between December 2021 and the end of the fiscal year, operating margins increased from 6% to 22% over the same time period. Our expectation is that, as the world normalizes further, demand will pick up and the company will demonstrate significant margin expansion towards the end of the calendar year.

From the perspective of international small-cap markets, growth underperformed in the last quarter of the fiscal year, with the growth portion of the MSCI All Country World ex USA Small Cap index declining 3.6%, compared to the value portion appreciating 0.5%. This is a continuation of the year-to-date trend of growth underperforming value. We think this is a reflection of the macro environment of slowing growth and rising interest rates worldwide. Exiting the fiscal year, the macro indices are continuing to indicate deterioration in global fundamentals – both US and Eurozone composite PMIs deteriorated, while the US, Eurozone, and Japan 10-year yields moved upwards in a consistent pattern.

These dynamics are reflected in performance; Europe continues to struggle, with quarter benchmark returns for Sweden at -12%, Germany at -9%, France at -7%, and the UK at -2.5% in the last quarter of the fiscal year. However, India has been a stand-out performer both in the fund and in the benchmark, returning 12.5% in the quarter and 28% calendar-year-to-date. Indeed, many of the fund’s top performers over the year have been in India. This country has the two ingredients that can drive long-term returns: a deep market, and structurally sound economic growth. As the developed world remains stuck at the tail end of a long-term debt cycle, suffering from stagnant, debt-driven economic growth, and as China decouples from the global supply chain, India stands to benefit. With the world short on economic growth, India’s economy is being turbo-charged by its deep and under-penetrated market and the shift of export-oriented industries from China. At fiscal year-end, the fund is carrying a 13% weight in Indian stocks, making it the fund’s third-largest country exposure.

We are encouraged by strong revenue and EBITDA growth metrics of the Fund’s portfolio companies. In the last reporting period of the fiscal year, weighted average year-on-year sales growth of companies in the fund’s portfolio was 19%, which is similar to growth rates seen through 2022, and well above growth rates seen in 2019 and 2020. EBITDA growth was consistent at 19% year-over-year, significantly above the growth rate the fund’s portfolio companies were seeing a year ago. As bottom-up stock pickers, these are the metrics on which we are most focused. We acknowledge the difficult macro backdrop and the expected capital flows resulting from potential global economic turbulence, yet our focus remains on seeking to find businesses that will thrive through the current, and hopefully any, macro environment. Exiting the fiscal year, there is downward pressure on global growth, yet we remain confident that the companies that are able to grow through the pressure will be rewarded.

2	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2023 (Unaudited)

Strategic Global Fund

Over the course of the fiscal year, the fund had a positive return of 12.90%, compared to the benchmark return of 15.24%. In the last quarter of the fiscal year, the fund underperformed the benchmark by 2.3%, with dynamics similar to those discussed in the World Innovators Fund at play – developed markets hampered growth, while emerging markets added to growth. In the last quarter, the fund produced a +1.8% total return with its 40% exposure to emerging markets, while losing nearly 10% in its developed markets exposures.

Germany and Japan were significant detractors to the fund this year. Both countries have deep markets with an abundance of innovative and compelling quality small-cap stocks. While the year’s results in these regions were lackluster, we continued to deploy capital towards companies that appear extremely mispriced given the long-term growth characteristics.

Despite those causes for underperformance, some companies and regions stood out for their strength. Similar to the World Innovators Fund, Indian companies in the Strategic Global Fund’s portfolio added to performance during the fiscal year. One example is Datamatics (DATA IN), the Fund’s top performer in Q2 and fourth-highest performer in Q3. Datamatics is an Indian IT services and business process outsourcing company that is concluding a significant phase of research and development (R&D). The investment phase has been going on for years, which we believe masked the true profitability of the business with temporary expenses. We purchased the stock in 2022, with the strong belief that R&D would soon wrap up. Although it took some patience, the diminishing spending showed up in the March 2023 results, and led to an operating margin jump to 18% from 13.5% in the same period last year. We don’t expect the profitability trend to stop here, and even with an >100% move in the stock as of the end of Q2, the position was still trading below a 1 PEG ratio (PE = 19 / Forward Growth = 20%).

This letter is for informational purposes only and does not constitute investment advice or a recommendation of any particular security, strategy, or investment product. The expressed views and opinions presented are for informational purposes only, are based on current market conditions, and are subject to change without notice. Although information and statistics contained herein have been obtained from sources believed to be reliable and are accurate to the best of our knowledge, Seven Canyons Advisors cannot and does not guarantee the accuracy, validity, timeliness, or completeness of such information and statistics made available to you for any particular purpose. Past performance is not indicative of future results.

All investing involves risks. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, and differences in financial reporting standards and securities market regulation. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Prospectus, which contains this and other information, visit our website at www.sevencanyonsadvisors.com or call us at 1-801-349-2718. Read the prospectus carefully before investing.

© 2022 Seven Canyons. All rights reserved. Seven Canyons Funds are distributed by ALPS Distributors, Inc. (ADI).

Annual Report | September 30, 2023	3

Seven Canyons Strategic Global Fund	Portfolio Update

September 30, 2023 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2013 through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of fees or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2023)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons Strategic Global Fund - Investor Class	12.90%	1.52%	4.45%	5.52%
MSCI ACWI Small Cap Index(a)	15.24%	3.53%	6.16%	6.32%
Bloomberg US Aggregate Bond Index(b)	0.64%	0.10%	1.13%	2.83%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	The Fund commenced operations on February 1, 2006. Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Predecessor Fund, Wasatch Strategic Income Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons Strategic Income Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.
(a)	The MSCI All Country World Index (ACWI) Small Cap Index is designed to provide a broad measure of small capitalization equity-market performance throughout the world. The MSCI ACWI Small Cap Index is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

4	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio Update

September 30, 2023 (Unaudited)

(b)	The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class (as reported in the January 27, 2023 Prospectus) is 1.50% and 1.43%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Top Ten Equity Holdings (as a % of Net Assets)*
Sirca Paints India, Ltd.	5.25%
Datamatics Global Services, Ltd.	4.89%
Arman Financial Services, Ltd.	3.37%
LT Foods, Ltd.	3.25%
Linical Co., Ltd.	3.13%
Semler Scientific, Inc.	2.86%
Corporativo Fragua SAB de CV	2.80%
Riverstone Holdings, Ltd.	2.65%
Kaspi.KZ JSC	2.42%
KINX, Inc.	2.21%
Top Ten Holdings	32.83%

Sector Allocation (as a % of Net Assets)*
Information Technology	20.07%
Health Care	15.31%
Consumer Discretionary	14.40%
Industrials	14.07%
Financials	13.58%
Consumer Staples	7.76%
Communication Services	3.88%
Real Estate	2.38%
Energy	2.19%
Cash	6.36%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2023	5

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2023 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2013 through September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Due to differing expenses, performance of the Institutional Class will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2023)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons World Innovators Fund - Investor Class	15.04%	-2.15%	3.51%	6.14%
Seven Canyons World Innovators Fund - Institutional Class	15.25%	-1.95%	3.69%	6.22%
MSCI ACWI ex USA Small Cap Index - NR(a)	19.01%	2.58%	4.35%	7.27%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	Seven Canyons World Innovators Fund – Investor Class has an inception date of December 19, 2000. Seven Canyons World Innovators Fund – Institutional Class has an inception date of February 1, 2016. Performance for the Institutional Class prior to February 1, 2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to February 1, 2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The Predecessor Fund, Wasatch World Innovators Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons World Innovators Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

6	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2023 (Unaudited)

(a)	The MSCI All Country World Index (ACWI) ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement for the Fund’s Investor Class and Institutional Class shares (as reported in the January 27, 2023 Prospectus) are 1.96% and 1.77% and 1.96% and 1.57%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2024.

Top Ten Equity Holdings (as a % of Net Assets)*
JDC Group AG	3.86%
Linical Co., Ltd.	3.27%
Kaspi.KZ JSC	3.00%
Route Mobile, Ltd.	2.99%
LT Foods, Ltd.	2.95%
flatexDEGIRO AG	2.88%
Appier Group, Inc.	2.84%
SmartCraft ASA	2.46%
Caplin Point Laboratories, Ltd.	2.22%
Grupo Aeroportuario del Centro Norte SAB de CV	2.12%
Top Ten Holdings	28.59%

Sector Allocation (as a % of Net Assets)*
Information Technology	24.93%
Health Care	16.57%
Financials	16.02%
Industrials	9.56%
Consumer Discretionary	8.75%
Communication Services	7.01%
Consumer Staples	6.42%
Energy	2.26%
Real Estate	1.81%
Cash	6.67%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2023	7

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2023 (Unaudited)

Example. As a shareholder of the Seven Canyons Strategic Global Fund or Seven Canyons World Innovators Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2023 and held through September 30, 2023.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2023 – September 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2023 (Unaudited)

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expense Ratio(a)	Expenses Paid During Period April 1, 2023 - September 30, 2023(b)
Seven Canyons Strategic Global Fund
Investor Class
Actual	$1,000.00	$ 920.00	1.40%	$ 6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	1.40%	$ 7.08

Seven Canyons World Innovators Fund
Investor Class
Actual	$1,000.00	$ 901.70	1.75%	$ 8.34
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$ 8.85

Institutional Class
Actual	$1,000.00	$ 902.70	1.55%	$ 7.39
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$ 7.84

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2023	9

Seven Canyons Strategic Global Fund	Portfolio of Investments
September 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (93.64%)
Agricultural Products & Services (0.42%)
Winfarm SAS(a)	10,434	$88,251

Airport Services (2.11%)
Grupo Aeroportuario del Centro Norte SAB de CV	41,200	447,875

Alternative Carriers (2.21%)
KINX, Inc.	8,139	469,256

Apparel Retail (0.84%)
City Chic Collective, Ltd.(a)	729,100	178,135

Application Software (9.85%)
AGMO HOLDINGS BHD(a)	2,447	302
Appier Group, Inc.(a)	28,400	303,879
Cliq Digital AG(a)	14,800	293,543
Dropsuite, Ltd.(a)	928,100	146,197
Epsilon Net SA	40,431	406,084
Five9, Inc.(a)	4,300	276,490
Hyundai Ezwel Co., Ltd.	80,900	368,109
SmartCraft ASA(a)	146,839	292,397
Total Application Software		2,087,001

Asset Management & Custody Banks (1.10%)
JTC PLC(b)(c)	26,100	232,467

Automotive Parts & Equipment (0.32%)
hGears AG(a)	20,000	68,298

Automotive Retail (0.81%)
Halfords Group PLC	71,200	172,266

Biotechnology (0.56%)
Chengdu Kanghua Biological Products Co., Ltd.	13,000	119,196

Broadline Retail (0.82%)
Mitra Adiperkasa Tbk PT	1,472,100	173,356

See Notes to Financial Statements.
10	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Cargo Ground Transportation (1.30%)
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	141,800	$274,767

Commercial & Residential Mortgage Finance (0.75%)
Security National Financial Corp.(a)	20,370	159,701

Consumer Finance (7.36%)
Arman Financial Services Ltd Private Placement CCD(a)(d)(e)(f)	14,634	330,921
Arman Financial Services, Ltd.(a)	27,323	714,964
Kaspi.KZ JSC, GDR(c)	5,300	513,040
Total Consumer Finance		1,558,925

Data Processing & Outsourced Services (4.89%)
Datamatics Global Services, Ltd.	142,546	1,036,121

Distributors (6.90%)
Inter Cars SA	2,684	350,809
Sirca Paints India, Ltd.(b)(c)	237,712	1,112,541
Total Distributors		1,463,350

Diversified Real Estate Activities (0.51%)
PATRIZIA SE	13,598	108,111

Diversified Support Services (1.13%)
Prestige International, Inc.	58,000	240,244

Drug Retail (2.80%)
Corporativo Fragua SAB de CV	21,100	593,246

Electronic Components (0.77%)
M3 Technology, Inc.	34,000	163,256

Electronic Equipment & Instruments (2.97%)
Next Vision Stabilized Systems, Ltd.	47,700	292,631
SDI Group PLC(a)	118,100	141,789
VIGO PHOTONICS SA(a)	1,600	195,575
Total Electronic Equipment & Instruments		629,995

Food Retail (1.30%)
Midi Utama Indonesia Tbk PT	8,978,400	275,365

See Notes to Financial Statements.
Annual Report | September 30, 2023	11

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Health Care Equipment (4.37%)
Ray Co. Ltd/KR(a)	19,800	$319,875
Semler Scientific, Inc.(a)	23,923	606,927
Total Health Care Equipment		926,802

Health Care Facilities (0.59%)
M1 Kliniken AG(a)	12,800	125,855

Health Care Supplies (2.65%)
Riverstone Holdings, Ltd.	1,280,300	561,946

Health Care Technology (0.35%)
Reliq Health Technologies, Inc.(a)	262,203	74,322

Home Improvement Retail (2.42%)
Koukandekirukun, Inc.(a)	9,200	162,650
Victorian Plumbing Group PLC	326,700	350,776
Total Home Improvement Retail		513,426

Human Resource & Employment Services (0.41%)
Veteranpoolen AB, Class B	35,239	85,795

Industrial Machinery & Supplies & Components (0.64%)
GMM Pfaudler, Ltd.	6,000	134,637

Investment Banking & Brokerage (3.44%)
flatexDEGIRO AG(a)	53,200	466,615
JDC Group AG(a)(f)	14,400	263,382
Total Investment Banking & Brokerage		729,997

IT Consulting & Other Services (2.36%)
Keywords Studios PLC	9,700	183,088
Oro Co., Ltd.	22,000	316,515
Total IT Consulting & Other Services		499,603

Leisure Products (1.03%)
Harvia Oyj	8,100	219,060

Life Sciences Tools & Services (4.17%)
Linical Co., Ltd.	146,400	663,228
PolyPeptide Group AG(a)(b)(c)	12,128	221,533
Total Life Sciences Tools & Services		884,761

See Notes to Financial Statements.
12	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Managed Health Care (1.62%)
Hapvida Participacoes e Investimentos S/A(a)(b)	366,000	$343,679

Movies & Entertainment (1.67%)
CTS Eventim AG & Co. KGaA	6,200	352,984

Oil & Gas Equipment & Services (0.86%)
Schoeller-Bleckmann Oilfield Equipment AG	3,095	182,588

Oil & Gas Exploration & Production (1.33%)
Parex Resources, Inc.	15,000	281,502

Packaged Foods & Meats (3.25%)
LT Foods, Ltd.	343,500	688,107

Pharmaceuticals (0.98%)
SwedenCare AB	55,600	207,936

Real Estate Operating Companies (1.87%)
Arealink Co., Ltd.	9,000	177,302
Yuexiu Services Group, Ltd.	580,500	218,680
Total Real Estate Operating Companies		395,982

Research & Consulting Services (1.03%)
My EG Services Bhd	1,288,100	218,101

Security & Alarm Services (1.51%)
Blackline Safety Corp.(a)	137,100	319,976

Semiconductors (1.81%)
Everspin Technologies, Inc.(a)	39,000	383,370

Specialized Consumer Services (1.25%)
Perfect Medical Health Management, Ltd.	550,632	265,087

Technology Distributors (2.32%)
Climb Global Solutions, Inc.	4,300	184,943
Richardson Electronics, Ltd./United States	28,100	307,133
Total Technology Distributors		492,076

Trading Companies & Distributors (1.06%)
Rush Enterprises, Inc., Class A	5,100	208,233

See Notes to Financial Statements.
Annual Report | September 30, 2023	13

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Trading Companies & Distributors (continued)
Thermador Groupe	200	$16,662
Total Trading Companies & Distributors		224,895

Transaction & Payment Processing Services (0.93%)
Boku, Inc.(a)(b)(c)	110,500	196,840

TOTAL COMMON STOCKS
(Cost $18,627,710)		19,848,509

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (5.89%)

State Street Institutional US Government Money Market Fund, Investor Class	5.211%	1,247,781	$1,247,781
			1,247,781
TOTAL SHORT TERM INVESTMENT
(Cost $1,247,781)			1,247,781

TOTAL INVESTMENTS (99.53%)
(Cost $19,875,491)			$21,096,290

OTHER ASSETS IN EXCESS OF LIABILITIES (0.47%)			100,657

NET ASSETS (100.00%)			$21,196,947

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the fair value of securities restricted under Rule 144A in the aggregate was $2,107,060, representing 9.94% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2023, the fair value of those securities was $2,276,421 representing 10.74% of net assets.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

See Notes to Financial Statements.
14	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund	Portfolio of Investments

September 30, 2023

(e)	Security deemed to be restricted as of September 30, 2023. As of September 30, 2023, the fair value of restricted securities in the aggregate was $330,921, representing 1.56% of the Fund’s net assets. Additional information on restricted securities can be found in Note 8. Restricted Securities in the Notes to Financial Statements.
(f)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2023, the fair value of illiquid securities in the aggregate was $594,303, representing 2.80% of the Fund's net assets.

At September 30, 2023, Seven Canyons Strategic Global Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	1.6
Austria	0.9
Brazil	3.1
Canada	3.4
China	1.7
Finland	1.1
France	0.5
Germany	8.4
Great Britain	3.4
Greece	2.0
Hong Kong	1.3
India	20.3
Indonesia	2.3
Ireland	0.9
Israel	1.5
Japan	9.4
Jersey	1.2
Kazakhstan	2.6
Malaysia	1.1
Mexico	5.3
Norway	1.5
Poland	2.8
Singapore	2.8
South Korea	5.9
Sweden	1.4
Switzerland	1.1
Taiwan	0.8
United States	11.7
100.0

See Notes to Financial Statements.
Annual Report | September 30, 2023	15

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
COMMON STOCKS (93.33%)
Advertising (1.45%)
Macbee Planet, Inc.(a)	10,000	$1,267,398

Agricultural Products & Services (0.71%)
Winfarm SAS(a)	73,368	620,547

Airport Services (2.12%)
Grupo Aeroportuario del Centro Norte SAB de CV	170,200	1,850,202

Alternative Carriers (2.00%)
KINX, Inc.	30,360	1,750,413

Apparel Retail (0.55%)
City Chic Collective, Ltd.(a)	1,978,800	483,463

Application Software (17.39%)
AGMO HOLDINGS BHD(a)	10,196	1,259
Appier Group, Inc.(a)	232,100	2,483,458
Cliq Digital AG(a)	47,000	932,199
CYND Co., Ltd.(a)	102,800	531,748
Dropsuite, Ltd.(a)	5,491,200	864,989
Epsilon Net SA	156,603	1,572,901
FLITTO Inc(a)	12,600	282,926
Freee KK(a)	49,800	990,401
Kaonavi, Inc.(a)	69,200	1,027,535
Onesoft Solutions, Inc.	2,006,700	1,108,062
QT Group Oyj(a)	7,541	414,901
Route Mobile, Ltd.	136,399	2,612,550
Skyfii, Ltd.(a)(b)	11,116,217	228,710
SmartCraft ASA(a)	1,081,761	2,154,086
Total Application Software		15,205,725

Asset Management & Custody Banks (0.94%)
Pensionbee Group PLC(a)	967,620	822,878

Automotive Parts & Equipment (0.37%)
hGears AG(a)	95,795	327,132

Biotechnology (0.60%)
Chengdu Kanghua Biological Products Co., Ltd.	56,950	522,168

See Notes to Financial Statements.
16	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Cargo Ground Transportation (1.34%)
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	604,919	$1,172,158

Consumer Finance (4.95%)
Arman Financial Services, Ltd. Private Placement CCD(a)(b)(c)(d)	75,609	1,709,760
Kaspi.KZ JSC, GDR(e)	27,100	2,623,280
Total Consumer Finance		4,333,040

Data Processing & Outsourced Services (0.48%)
Datamatics Global Services, Ltd.	58,191	422,972

Distributors (2.35%)
Inter Cars SA	6,650	869,181
Sirca Paints India, Ltd.(e)(f)	253,300	1,185,496
Total Distributors		2,054,677

Diversified Financial Services (0.85%)
Hypoport SE(a)	5,500	746,049

Diversified Real Estate Activities (0.94%)
PATRIZIA SE	103,700	824,469

Diversified Support Services (1.42%)
Prestige International, Inc.	298,900	1,238,083

Electrical Components & Equipment (0.52%)
Arcure SA(a)	178,198	452,160

Electronic Components (0.52%)
M3 Technology, Inc.	95,000	456,158

Electronic Equipment & Instruments (3.50%)
Catapult Group International, Ltd.(a)	1,293,400	889,803
Next Vision Stabilized Systems, Ltd.	198,800	1,219,600
SDI Group PLC(a)	793,600	952,785
Total Electronic Equipment & Instruments		3,062,188

Food Retail (1.35%)
Midi Utama Indonesia Tbk PT	38,538,400	1,181,961

Health Care Equipment (2.66%)
Ray Co. Ltd/KR(a)	83,700	1,352,201

See Notes to Financial Statements.
Annual Report | September 30, 2023	17

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Health Care Equipment (continued)
Revenio Group Oyj	18,800	$407,464
Surgical Science Sweden AB(a)	41,425	569,873
Total Health Care Equipment		2,329,538

Health Care Facilities (0.60%)
M1 Kliniken AG(a)	53,100	522,102

Health Care Technology (2.06%)
Cogstate, Ltd.(a)	1,408,412	1,380,947
Reliq Health Technologies, Inc.(a)	1,486,099	421,239
Total Health Care Technology		1,802,186

Home Improvement Retail (2.93%)
Koukandekirukun, Inc.(a)	40,800	721,317
Victorian Plumbing Group PLC	1,714,900	1,841,279
Total Home Improvement Retail		2,562,596

Homefurnishing Retail (0.23%)
Rugvista Group AB	38,500	200,155

Industrial Machinery & Supplies & Components (0.64%)
GMM Pfaudler, Ltd.	25,000	560,986

Interactive Media & Services (1.90%)
Trustpilot Group PLC(a)(e)(f)	1,329,200	1,665,554

Investment Banking & Brokerage (7.33%)
flatexDEGIRO AG(a)	287,000	2,517,262
JDC Group AG(a)(b)	184,614	3,376,669
M&A Research Institute Holdings, Inc.(a)	22,500	517,933
Total Investment Banking & Brokerage		6,411,864

IT Consulting & Other Services (3.09%)
Endava PLC, ADR(a)	15,100	865,985
Keywords Studios PLC	40,900	771,990
Oro Co., Ltd.	73,800	1,061,764
Total IT Consulting & Other Services		2,699,739

Leisure Products (1.41%)
Harvia Oyj	45,500	1,230,523

Life Sciences Tools & Services (5.77%)
AddLife AB	81,200	481,230

See Notes to Financial Statements.
18	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Life Sciences Tools & Services (continued)
Frontage Holdings Corp.(a)(e)(f)	3,016,000	$781,831
Linical Co., Ltd.	631,000	2,858,586
PolyPeptide Group AG(a)(e)(f)	50,757	927,139
Total Life Sciences Tools & Services		5,048,786

Managed Health Care (1.64%)
Hapvida Participacoes e Investimentos S/A(a)(f)	1,529,100	1,435,846

Movies & Entertainment (1.66%)
CTS Eventim AG & Co. KGaA	25,500	1,451,789

Oil & Gas Equipment & Services (2.26%)
Schoeller-Bleckmann Oilfield Equipment AG	13,291	784,097
TGS ASA	87,300	1,196,466
Total Oil & Gas Equipment & Services		1,980,563

Other Specialty Retail (0.38%)
Pet Center Comercio e Participacoes SA	349,300	330,082

Packaged Foods & Meats (4.36%)
LT Foods, Ltd.	1,288,100	2,580,349
Manorama Industries, Ltd.	49,099	1,231,773
Total Packaged Foods & Meats		3,812,122

Pharmaceuticals (3.24%)
Caplin Point Laboratories, Ltd.	156,600	1,943,987
SwedenCare AB	237,600	888,590
Total Pharmaceuticals		2,832,577

Real Estate Operating Companies (0.87%)
Arealink Co., Ltd.	38,500	758,458

Research & Consulting Services (1.04%)
My EG Services Bhd	5,366,300	908,622

Security & Alarm Services (2.01%)
Blackline Safety Corp.(a)	751,500	1,753,915

Semiconductors (0.42%)
Andes Technology Corp.	30,000	368,024

See Notes to Financial Statements.
Annual Report | September 30, 2023	19

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

	Shares	Value (Note 2)
Specialized Consumer Services (0.53%)
Auction Technology Group PLC(a)	58,600	$466,884

Transaction & Payment Processing Services (1.95%)
Boku, Inc.(a)(e)(f)	955,354	1,701,826

TOTAL COMMON STOCKS
(Cost $87,633,977)		81,628,578

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (7.13%)

State Street Institutional US Government Money Market Fund, Investor Class	5.211%	6,238,926	$6,238,926
			6,238,926
TOTAL SHORT TERM INVESTMENT
(Cost $6,238,926)			6,238,926

TOTAL INVESTMENTS (100.46%)
(Cost $93,872,903)			$87,867,504

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.46%)			(404,648)

NET ASSETS (100.00%)			$87,462,856

(a)	Non-income producing security.
(b)	Security deemed to be illiquid under the procedures approved by the Fund's Board of Trustees. As of September 30, 2023, the fair value of illiquid securities in the aggregate was $5,315,139, representing 6.08% of the Fund's net assets.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.
(d)	Security deemed to be restricted as of September 30, 2023. As of September 30, 2023, the fair value of restricted securities in the aggregate was $1,709,760, representing 1.95% of the Fund’s net assets. Additional information on restricted securities can be found in Note 8. Restricted Securities in the Notes to Financial Statements.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2023, the fair value of those securities was $8,885,126 representing 10.16% of net assets.

See Notes to Financial Statements.
20	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2023

(f)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2023 the fair value of securities restricted under Rule 144A in the aggregate was $7,697,692, representing 8.80% of net assets.

At September 30, 2023, Seven Canyons World Innovators Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	4.8
Austria	0.9
Brazil	3.6
Canada	4.0
China	0.6
Finland	2.5
France	1.4
Germany	13.1
Great Britain	8.1
Greece	1.9
India	15.0
Indonesia	1.4
Ireland	0.9
Israel	1.5
Japan	16.5
Kazakhstan	3.2
Malaysia	1.1
Mexico	2.3
Norway	4.1
Poland	1.1
South Korea	4.1
Sweden	2.6
Switzerland	1.1
Taiwan	1.1
United States	3.1
100.0

See Notes to Financial Statements.
Annual Report | September 30, 2023	21

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2023

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
ASSETS:
Investments, at value (Cost $19,875,491 and $93,872,903)	$21,096,290	$87,867,504
Foreign currency, at value (Cost $512,030 and $95,305, respectively)	488,489	92,802
Receivable for investments sold	-	303,663
Receivable for shares sold	-	4,392
Dividends and interest receivable	33,972	62,012
Receivable due from adviser	9,854	-
Other assets	24,653	19,240
Total Assets	21,653,258	88,349,613

LIABILITIES:
Deferred Foreign Capital Gains Tax	228,338	319,373
Payable for administration and transfer agent fees	22,368	59,641
Payable for investments purchased	131,857	259,684
Payable for shares redeemed	1,840	57,696
Payable to adviser	-	90,513
Payable for printing fees	2,962	10,014
Payable for professional fees	21,695	24,876
Payable to Chief Compliance Officer fees	1,325	5,611
Accrued expenses and other liabilities	45,926	59,349
Total Liabilities	456,311	886,757
NET ASSETS	$21,196,947	$87,462,856

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$24,220,148	$163,737,246
Total distributable earnings	(3,023,201)	(76,274,390)
NET ASSETS	$21,196,947	$87,462,856

See Notes to Financial Statements.
22	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2023

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.10	$11.93
Net Assets	$21,196,947	$56,288,547
Shares of beneficial interest outstanding	2,098,613	4,719,267
Institutional Class:
Net Asset Value, offering and redemption price per share	N/A	$12.24
Net Assets	N/A	$31,174,309
Shares of beneficial interest outstanding	N/A	2,546,504

See Notes to Financial Statements.
Annual Report | September 30, 2023	23

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2023

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
INVESTMENT INCOME:
Dividends	$449,878	$1,332,723
Foreign taxes withheld	(22,707)	(88,859)
Total Investment Income	427,171	1,243,864

EXPENSES:
Investment advisory fees (Note 6)	164,544	1,501,564
Administration fees	46,010	56,864
Custody fees	20,852	–
Legal fees	1,847	10,561
Audit and tax fees	20,763	20,808
Transfer agent fees	40,833	130,394
Trustees' fees and expenses	1,421	5,007
Registration and filing fees	31,985	51,839
Printing fees	5,987	23,621
Chief Compliance Officer fees	8,250	34,188
Insurance fees	607	2,734
Other expenses	30,651	33,078
Total Expenses	373,750	1,870,658
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	(80,837)	(65,847)
Institutional Class	–	(118,906)
Total fees waived/reimbursed by investment adviser (Note 6)	(80,837)	(184,753)
Net Expenses	292,913	1,685,905
NET INVESTMENT INCOME/(LOSS)	134,258	(442,041)

See Notes to Financial Statements.
24	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2023

	SEVEN CANYONS STRATEGIC GLOBAL FUND	SEVEN CANYONS WORLD INNOVATORS FUND
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	(929,171)	(14,007,024)
Foreign capital gains tax	(6,356)	–
Foreign currency transactions	(27,575)	(229,662)
Net realized loss	(963,102)	(14,236,686)
Change in unrealized appreciation/(depreciation) on:
Investments (net of change in foreign capital gains tax of ($164,468) and ($319,073))	3,722,507	29,125,132
Translation of asset and liabilities denominated in foreign currency	9,149	9,375
Net change	3,731,656	29,134,507

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	2,768,554	14,897,821
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,902,812	$14,455,780

See Notes to Financial Statements.
Annual Report | September 30, 2023	25

Seven Canyons Strategic Global Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment income	$134,258	$112,317
Net realized loss on investments and foreign currency transactions	(963,102)	(1,112,079)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	3,731,656	(11,282,712)
Net increase/(decrease) in net assets resulting from operations	2,902,812	(12,282,474)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,455,593)	(6,228,244)
Total distributions	(1,455,593)	(6,228,244)

BENEFICIAL SHARE TRANSACTIONS (Note 5):

Investor Class
Shares sold	769,849	2,769,641
Dividends reinvested	1,420,312	6,120,359
Shares redeemed	(4,108,233)	(19,662,962)
Redemption fees	19	5,616
Net decrease from beneficial share transactions	(1,918,053)	(10,767,346)
Net decrease in net assets	(470,834)	(29,278,064)

NET ASSETS:
Beginning of year	21,667,781	50,945,845
End of year	$21,196,947	$21,667,781

See Notes to Financial Statements.
26	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
OPERATIONS:
Net investment loss	$(442,041)	$(2,226,719)
Net realized loss on investments and foreign currency transactions	(14,236,686)	(54,628,279)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	29,134,507	(66,371,297)
Net increase/(decrease) in net assets resulting from operations	14,455,780	(123,226,295)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	–	(25,836,223)
Institutional Class	–	(10,403,953)
From tax return of capital
Investor Class	–	(51,592)
Institutional Class	–	(20,775)
Total distributions	–	(36,312,543)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	2,824,879	11,544,613
Dividends reinvested	–	25,019,432
Shares redeemed	(21,523,156)	(65,931,291)
Redemption fees	3,429	5,294
Net decrease from beneficial share transactions	(18,694,848)	(29,361,952)
Institutional Class
Shares sold	14,089,626	21,638,660
Dividends reinvested	–	10,278,950
Shares redeemed	(17,004,252)	(46,379,945)
Redemption fees	2,010	4,437
Net decrease from beneficial share transactions	(2,912,616)	(14,457,898)
Net decrease in net assets	(7,151,684)	(203,358,688)

NET ASSETS:
Beginning of year	94,614,540	297,973,228
End of year	$87,462,856	$94,614,540

See Notes to Financial Statements.
Annual Report | September 30, 2023	27

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
From tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.
28	www.sevencanyonsadvisors.com

Seven Canyons Strategic Global Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$9.52		$17.15	$11.45	$12.05	$12.74

0.06		0.04	0.17	0.23	0.34
1.18		(5.06)	5.73	(0.41)	(0.62)
1.24		(5.02)	5.90	(0.18)	(0.28)

(0.66)		–	(0.20)	(0.17)	(0.41)
–		(2.61)	–	(0.23)	–
–		–	–	(0.02)	–
(0.66)		(2.61)	(0.20)	(0.42)	(0.41)
0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.58		(7.63)	5.70	(0.60)	(0.69)
$10.10		$9.52	$17.15	$11.45	$12.05
12.90%		(34.67%)	51.66%	(1.60%)	(2.09%)

$21,197		$21,668	$50,946	$27,217	$34,447

1.59%		1.47%	1.29%	1.46%	1.31%
1.25	%(d)	0.95%	0.95%	0.95%	0.95%
0.57%		0.34%	1.11%	2.09%	2.85%
102%		77%	90%	128%	50%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Prior to February 1, 2023, the Adviser had contractually agreed to limit the amount of the Total Annual Fund Operating Expenses to an annual rate of 0.95% of the fund’s average daily net assets. See Note 6 in the Notes to Financial Statements.

See Notes to Financial Statements.
Annual Report | September 30, 2023	29

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
From tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment (loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.
30	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$10.37	$25.50	$24.32	$15.97	$22.59

(0.06)	(0.22)	(0.38)	(0.20)	(0.05)
1.62	(11.28)	3.88	8.65	(2.04)
1.56	(11.50)	3.50	8.45	(2.09)

–	(3.62)	(2.33)	(0.10)	(4.53)
–	(0.01)	–	–	–
–	(3.63)	(2.33)	(0.10)	(4.53)
0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
1.56	(15.13)	1.18	8.35	(6.62)
$11.93	$10.37	$25.50	$24.32	$15.97
15.04%	(51.87%)	13.92%	53.12%	(7.13%)

$56,289	$64,684	$204,662	$149,179	$111,449

1.85%	1.94%	1.88%	2.02%	1.94%
1.75%	1.75%	1.75%	1.75%	1.75%
(0.51%)	(1.30%)	(1.39%)	(1.12%)	(0.30%)
114%	62%	101%	176%	136%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.
Annual Report | September 30, 2023	31

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
From tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment (loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE

See Notes to Financial Statements.
32	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
$10.62	$25.98	$24.69	$16.18	$22.78

(0.04)	(0.19)	(0.32)	(0.20)	(0.02)
1.66	(11.54)	3.93	8.81	(2.05)
1.62	(11.73)	3.61	8.61	(2.07)

–	(3.62)	(2.33)	(0.10)	(4.53)
–	(0.01)	–	–	–
–	(3.63)	(2.33)	(0.10)	(4.53)
0.00 (b)	0.00 (b)	0.01	0.00 (b)	0.00 (b)
1.62	(15.36)	1.29	8.51	(6.60)
$12.24	$10.62	$25.98	$24.69	$16.18
15.25%	(51.79%)	14.17%	53.42%	(6.96%)

$31,174	$29,931	$93,312	$37,373	$6,553

1.91%	1.94%	1.88%	1.97%	1.94%
1.55%	1.55%	1.55%	1.55%	1.55%
(0.30%)	(1.09%)	(1.17%)	(1.01%)	(0.10%)
114%	62%	101%	176%	136%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.
Annual Report | September 30, 2023	33

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seven Canyons Strategic Global Fund (the “Strategic Global Fund”) and Seven Canyons World Innovators Fund (the “World Innovators Fund”)(each individually a “Fund” or collectively “Funds”). Prior to January 28, 2022, the Strategic Global Fund was known as the Seven Canyons Strategic Income Fund. The Strategic Global and World Innovators Funds' primary investment objectives are long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Global Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board” or "Trustees") may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements.

Investment Valuation: Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the last sale price or closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of a Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the valuation designee.

34	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures utilized by the valuation designee.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2023	35

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2023:

Seven Canyons Strategic Global Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$19,517,588	$–	$330,921	$19,848,509
Short Term Investment	1,247,781	–	–	1,247,781
Total	$20,765,369	$–	$330,921	$21,096,290

Seven Canyons World Innovators Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$79,918,818	$–	$1,709,760	$81,628,578
Short Term Investment	6,238,926	–	–	6,238,926
Total	$86,157,744	$–	$1,709,760	$87,867,504

*	For a detailed Industry breakdown, see the accompanying Portfolio of Investments.

36	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Global Fund	Common Stocks	Total
Balance as of September 30, 2022	$243,003	$243,003
Accrued discount/ premium	-	-
Realized Gain/(Loss)	-	-
Change in Unrealized Appreciation/(Depreciation)	87,918	87,918
Purchases	-	-
Sales Proceeds	-	-
Transfer into Level 3	-	-
Transfer out of Level 3	-	-
Balance as of September 30, 2023	$330,921	$330,921
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023	$87,918	$87,918

Seven Canyons World Innovators Fund	Common Stocks	Total
Balance as of September 30, 2022	$1,255,515	$1,255,515
Accrued discount/ premium	-	-
Realized Gain/(Loss)	-	-
Change in Unrealized Appreciation/(Depreciation)	454,245	454,245
Purchases	-	-
Sales Proceeds	-	-
Transfer into Level 3	-	-
Transfer out of Level 3	-	-
Balance as of September 30, 2023	$1,709,760	$1,709,760
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2023	$454,245	$454,245

Annual Report | September 30, 2023	37

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

Quantitative information about Level 3 measurements as of September 30, 2023:

Seven Canyons Strategic Global Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$330,921	Black-Scholes valuation method adjusted for market volatility and liquidity discount	Liquidity Discount	20%

Seven Canyons World Innovators Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$1,709,760	Black-Scholes valuation method adjusted for market volatility and liquidity discount	Liquidity Discount	20%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows: A change to a discount may affect the fair value of an investment. Generally, a decrease in this discount will result in an increase in the fair value of the investment.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

38	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

As of and during the year ended September 30, 2023, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of September 30, 2023, Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund recorded a deferred liability for potential future India capital gains taxes of $228,338 and $319,373, respectively.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective interest method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Annual Report | September 30, 2023	39

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Funds normally pay dividends, if any, quarterly, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Global Fund	$1,455,593	$–

40	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2022, were as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
Seven Canyons Strategic Global Fund	$3,725,059	$2,503,185	$-
Seven Canyons World Innovators Fund	14,030,581	22,209,596	72,367

Reclassifications: As of September 30, 2023, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Seven Canyons World Innovators Fund	$(914,598)	$914,598

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital and distributable earnings on investments and foreign currency translations. The reclassifications generally relate to net operating losses. These reclassifications have no impact on the net asset values of the Funds.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2023, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund
Gross unrealized appreciation (excess of value over tax cost)	$2,755,876	$9,299,476
Gross unrealized depreciation (excess of tax cost over value)	(2,336,280)	(16,379,533)
Net appreciation (depreciation) of foreign currency	(252,668)	(323,057)
Net unrealized appreciation/(depreciation)	$166,928	$(7,403,114)
Cost of investments for income tax purposes	$20,676,694	$94,947,561

These temporary differences are primarily attributed to wash sales and passive foreign investment companies.

Annual Report | September 30, 2023	41

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

Components of Distributable Earnings: As of September 30, 2023, components of distributable earnings were as follows:

	Seven Canyons Strategic Global Fund	Seven Canyons World Innovators Fund
Undistributed ordinary income	$349,615	$–
Accumulated capital losses	(3,539,744)	(68,621,704)
Net unrealized appreciation/(depreciation)	166,928	(7,403,114)
Other cumulative effect of timing differences	–	(249,572)
Total	$(3,023,201)	$(76,274,390)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term Non-expiring	Long-Term Non-expiring
Seven Canyons Strategic Global Fund	$3,311,785	$227,959
Seven Canyons World Innovators Fund	49,764,248	18,857,456

The Funds elect to defer to the period ending September 30, 2024, late year ordinary losses during the period January 1, 2023 to September 30, 2023 in the amount of:

Amount
Seven Canyons Strategic Global Fund	$-
Seven Canyons World Innovators Fund	$249,572

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2023, were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seven Canyons Strategic Global Fund	$22,130,400	$24,869,043
Seven Canyons World Innovators Fund	107,070,320	130,181,200

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

42	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

Shares redeemed within 60 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the year ended September 30, 2023, the redemption fees charged by a Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Seven Canyons Strategic Global Fund
Investor Class
Shares sold	71,671	200,114
Shares issued in reinvestment of distributions to shareholders	137,381	414,658
Shares redeemed	(385,799)	(1,310,035)
Net decrease in shares outstanding	(176,747)	(695,263)

Seven Canyons World Innovators Fund
Investor Class
Shares sold	225,626	623,152
Shares issued in reinvestment of distributions to shareholders	–	1,264,246
Shares redeemed	(1,742,910)	(3,676,186)
Net decrease in shares outstanding	(1,517,284)	(1,788,788)
Institutional Class
Shares sold	1,077,718	1,147,069
Shares issued in reinvestment of distributions to shareholders	–	507,853
Shares redeemed	(1,348,471)	(2,429,134)
Net decrease in shares outstanding	(270,753)	(774,212)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2023, approximately 65% of the outstanding shares of the World Innovators Fund are held by two omnibus accounts that own shares on behalf of their underlying beneficial owners. Share transaction activities of these shareholders could have a material impact on the Fund. As of September 30, 2023, the Strategic Global Fund did not have any shareholders or accounts that exceeded the 25% ownership threshold for disclosure.

Annual Report | September 30, 2023	43

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Strategic Global Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets, and the World Innovators Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for an additional one-year term. The Board and shareholders of the Funds may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.40% of the Strategic Global Fund’s average daily net assets, and 1.75% and 1.55% of the World Innovators Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. Prior to February 1, 2023, the Adviser had contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 0.95% of the Strategic Global Fund’s average daily net assets. The Fee Waiver Agreement is in effect through at least January 31, 2024, and will automatically continue upon annual approval by the Board for successive twelve-month periods unless (i) it is terminated earlier by the Board, or (ii) the Adviser provides at least 30 days written notice of non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement (whether through reduction of its management fee or otherwise) only to the extent that each Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that each Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the year ended September 30, 2023, are disclosed in the Statements of Operations.

44	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

As of September 30, 2023, the balance of recoupable expenses was as follows:

	Expiring in 2024	Expiring in 2025	Expiring in 2026
Seven Canyons Strategic Global Fund
Investor	$120,396	$171,242	$80,837
Seven Canyons World Innovators Fund
Institutional	247,564	223,908	118,906
Investor	282,006	229,615	65,847

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to each Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Funds’ operations. The Funds’ administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by each Fund for the fiscal year ended September 30, 2023 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides Chief Compliance Officer services to each Fund to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of each Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES AND OFFICERS

As of September 30, 2023, there were four Trustees, each of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers will receive a quarterly retainer of $14,000, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $3,250. The Independent Trustees and, if any, Interested Trustees who are not currently employed by the Adviser, ALPS or other service providers are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Funds pay ALPS an annual fee for compliance services.

Annual Report | September 30, 2023	45

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

8. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material. At September 30, 2023, the Funds held the following restricted securities:

Fund	Security Type	Acquisition Date	Amortized Cost	Fair Value	% of Net Assets
Seven Canyons Strategic Global Fund
Arman Financial Services Ltd Private Placement CCD	Common Stocks	9/28/2022	$219,659	$330,921	1.56%
Seven Canyons World Innovators Fund
Arman Financial Services Ltd Private Placement CCD	Common Stocks	9/28/2022	$1,134,905	$1,709,760	1.95%

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of each Fund, have been identified in the Portfolios of Investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 and can be applied through December 31, 2022. FASB has deferred the sunset date to December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2023

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2023	47

Seven Canyons Advisors	Report of Independent Registered Public Accounting Firm

To the Shareholders of Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 29, 2023

48	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Additional Information

September 30, 2023 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are also available upon request, without charge, by calling (toll-free) 1-833-722-6966 or by writing to Seven Canyons Advisors at 22 East 100 South, Third Floor, Salt Lake City, Utah 84111.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2022 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Seven Canyons Strategic Global Fund	11.78%
Seven Canyons World Innovators Fund	0.00%*

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2022 qualify for the corporate dividends received deduction:

Amount
Seven Canyons Strategic Global Fund	1.63%
Seven Canyons World Innovators Fund	0.00%*

*	Fund did not pay ordinary distributions in 2022.

Annual Report | September 30, 2023	49

Seven Canyons Advisors	Liquidity Risk Management Program Disclosure

September 30, 2023 (Unaudited)

The ALPS Series Trust (the “Trust”) has established a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk for each fund in the series (each a “Fund”). The Program is overseen by the Liquidity Committee (the “Committee”), a committee comprised of representatives of the Trust and ALPS | SS&C. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including, among others, an annual assessment of factors that influence a Fund’s liquidity, the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under both current market conditions and reasonably foreseeable stressed conditions, as well as minimum levels of highly liquid investments.

At a meeting on May 18, 2023, the Board received a report from the Committee that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The report revealed that, during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The report further discussed the liquidity classification methodology of each Fund, the effectiveness of the operation of certain Funds’ Highly Liquid Investment Minimum (“HLIM”) where applicable, and the liquidity classification of each Fund’s investments over the period. The report further noted that no material changes have been made to the Program since its implementation. The report provided to the Board included a conclusion that the Program appeared to be reasonably designed and operated effectively during the review period.

50	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2023 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account transactions

•     Account balances and transaction history

•     Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-7-CANYON (833-722-6966) or go to www.sevencanyonsadvisors.com.

Annual Report | September 30, 2023	51

Seven Canyons Advisors	Privacy Policy

September 30, 2023 (Unaudited)

WHO WE ARE
Who is providing this notice?	Seven Canyons Strategic Global Fund and Seven Canyons World Innovators Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

•     State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.

52	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2023 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2023	53

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	11	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

54	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From 2000 to January 2020, he served as Trustee of the Denver Museum of Nature and Science and from May 2012 to February 2020, he served as Trustee of Children’s Hospital Colorado. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Director of AMG National Trust Bank (June 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	11	Mr. Hutchens is a Director of RiverNorth Opportunities Fund, Inc. (2013 to present), RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present), RiverNorth/Doubleline Strategic Opportunity Fund, Inc. (2018 to present), RiverNorth Specialty Finance Corporation (2018 to present), RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present), RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) and RiverNorth Flexible Municipal Income II (2021 to present). He is a Board member of RiverNorth Funds (3 funds) (2020 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	55

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984).	11	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

56	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	11	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and Trustee and Chairman of Alpha Alternative Assets Fund (Since September 2021 to present)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Annual Report | September 30, 2023	57

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

OFFICERS
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 - August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of FS MVP Private Markets Funds; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

58	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2023 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Jill McFate, Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Ivana Kovačić, Birth year: 1977	Chief Compliance and AML Officer	Since August 2022	Deputy Chief Compliance Officer, ALPS Holdings, Inc., since October 2021. Ms. Kovačić joined ALPS in March 2020 as Assistant Vice President, Regulatory Compliance. Prior to joining ALPS, Ms. Kovačić served as Senior Compliance Analyst at Jennison Associates (August 2013 to January 2019). Ms. Kovačić is also the Fund CCO of 1WS Credit Income Fund, Goehring & Rozencwajg Investment Funds, X-Square Balanced Fund and X-Square Series Trust.
Nicholas Adams, Birth year: 1983	Secretary	Since May 2023	Mr. Adams is Principal Legal Counsel at SS&C Technologies and has served in that role since 2022. Mr. Adams is also Secretary of the List Income Opportunities Fund and Principal Real Estate Income Fund, as well as Assistant Secretary of the WesMark Funds. Prior to this he was an Associate Attorney at Arnold, Newbold Sollars and Hollins, P.C. (2020-2022) as well as Stanziola Estate Law (2018-2020). Prior to becoming an attorney, Mr. Adams held various roles at Empower Retirement including: Compliance Analyst (2018), Quality Assurance Analyst (2016-2018) and Customer Service Representative (2014-2016).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer's successor is appointed, or such Officer resigns or is deceased.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 11 series of the Trust.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966.

Annual Report | September 30, 2023	59

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Patrick Seese, as the registrant’s “Audit Committee Financial Expert.” Mr. Seese is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $156,300 and $164,200, respectively. For the registrant’s fiscal years ended September 30, 2022 and 2023, Cohen & Company, Ltd. served as principal accountant. In 2022, the amount of $156,300 was paid to Cohen & Company, Ltd. and in 2023, the amount of $164,200 was paid to Cohen & Company, Ltd.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended September 30, 2022 and September 30, 2023, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $31,000 and $35,000, respectively. The fiscal year 2022 and 2023 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the registrant’s fiscal years ended September 30, 2022 and September 30, 2023, Cohen & Company, Ltd. served as principal accountant. In 2022, the amount of $31,000 was paid to Cohen & Company, Ltd. and in 2023, the amount of $35,000 was paid to Cohen & Company, Ltd.

(d)	All Other Fees: For the registrant’s fiscal year ended September 30, 2022, $2,000 of other fees were billed to registrant by the principal accountant, Cohen & Company, Ltd. For the registrant’s fiscal year ended September 30, 2023, $1,500 of other fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $33,000 in fiscal year ended September 30, 2022 and $36,500 in fiscal year ended September 30, 2023. These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item. For the registrant’s fiscal years ended September 30, 2022 and September 30, 2023, Cohen & Company, Ltd. served as principal accountant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Lucas Foss
Lucas Foss
President (Principal Executive Officer)

Date:	December 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Lucas Foss
Lucas Foss
President (Principal Executive Officer)

Date:	December 7, 2023

By:	/s/ Jill McFate
Jill McFate
Treasurer (Principal Financial Officer)

Date:	December 7, 2023